                                NORTHERN FUNDS

INVESTMENT ADVISERS:
The Northern Trust Company                      50 S. LaSalle Street
Northern Trust Quantitative Advisors, Inc.      Chicago, Illinois  60675
TRANSFER AGENT AND CUSTODIAN:                   1-800-595-9111
The Northern Trust Company

      The shares offered by this Prospectus represent interests in Northern Funds, a no-load management investment company consisting of twenty-seven funds (the "Funds") designed to offer investors a range of investment opportunities.

      Each Fund, other than the Stock Index, Small Cap Index and Small Cap Funds, is advised by The Northern Trust Company ("Northern Trust"). The Stock Index, Small Cap Index and Small Cap Funds are advised by Northern Trust Quantitative Advisors, Inc. ("NTQA" and, together with Northern Trust, the "Investment Advisers"). Shares are sold and redeemed without any purchase or redemption charge by Northern Funds, although Northern Trust and other institutions may charge their customers for their services in connection with investments.

      Northern Funds consists of the following portfolios:

            MONEY MARKET FUNDS:
               Money Market Fund
               U.S. Government Money Market Fund
               U.S. Government Select Money Market Fund
               Municipal Money Market Fund
               California Municipal Money Market Fund

            FIXED INCOME FUNDS:
               U.S. Government Fund
               Short-Intermediate U.S. Government Fund
               Intermediate Tax-Exempt Fund
               California Intermediate Tax-Exempt Fund
               Florida Intermediate Tax-Exempt Fund
               Fixed Income Fund
               Tax-Exempt Fund
               Arizona Tax-Exempt Fund
               California Tax-Exempt Fund
               International Fixed Income Fund
               High Yield Municipal Fund
               High Yield Fixed Income Fund

            EQUITY FUNDS:
               Income Equity Fund
               Stock Index Fund
               Growth Equity Fund
               Select Equity Fund
               Mid Cap Growth Fund
               Small Cap Index Fund

               Small Cap Fund
               International Growth Equity Fund
               International Select Equity Fund
               Technology Fund

            This Prospectus provides information about the Funds that you should know before investing. It should be read and retained for future reference. Further information is included in a statement of additional information dated November 30, 1998 (the "Additional Statement"), which is incorporated by reference herein. For a free copy, write to Northern Funds' distributor, Sunstone Distribution Services, LLC, at 207 E. Buffalo Street, Suite 400, Milwaukee, Wisconsin 53202 or call 1-800-595-9111. The Securities and Exchange Commission maintains a World Wide Web Site (http://www.sec.gov) that contains the Additional Statement and other information regarding Northern Funds. The California Municipal Money Market, California Intermediate Tax-Exempt, Florida Intermediate Tax-Exempt, Arizona Tax-Exempt and California Tax-Exempt Funds are not available in certain states. Please call 1-800-595-9111 to determine availability in your state.

      SHARES OF NORTHERN FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED, ENDORSED OR OTHERWISE SUPPORTED BY, THE NORTHERN TRUST COMPANY, ITS PARENT COMPANY OR ITS AFFILIATES, AND ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, FEDERAL DEPOSIT INSURANCE CORPORATION, FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY.

      THERE CAN BE NO ASSURANCE THAT THE MONEY MARKET FUND, U.S. GOVERNMENT MONEY MARKET FUND, U.S. GOVERNMENT SELECT MONEY MARKET FUND, MUNICIPAL MONEY MARKET FUND OR CALIFORNIA MUNICIPAL MONEY MARKET FUND (TOGETHER, THE "MONEY MARKET FUNDS") WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

      THE CALIFORNIA MUNICIPAL MONEY MARKET FUND MAY INVEST A SIGNIFICANT PERCENTAGE OF ITS ASSETS IN A SINGLE ISSUER AND, THEREFORE, INVESTMENTS IN THIS FUND MAY BE RISKIER THAN AN INVESTMENT IN OTHER TYPES OF MONEY MARKET FUNDS.

      THE HIGH YIELD MUNICIPAL FUND AND HIGH YIELD FIXED INCOME FUND INVEST IN LOWER QUALITY BONDS COMMONLY REFERRED TO AS "JUNK BONDS." INVESTMENTS OF THIS TYPE ARE SUBJECT TO GREATER PRICE VOLATILITY AND GREATER RISK OF LOSS OF PRINCIPAL AND INTEREST THAN INVESTMENTS IN HIGHER QUALITY SECURITIES. INVESTORS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH INVESTMENT IN THESE FUNDS.

      THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


              The date of this Prospectus is November 30, 1998, revised January 15, 1999.

                              TABLE OF CONTENTS

                                                                           PAGE




HIGHLIGHTS...................................................................1

EXPENSE SUMMARY..............................................................8

FINANCIAL HIGHLIGHTS........................................................13

INVESTMENT INFORMATION......................................................24

     Money Market Funds.....................................................24
      Money Market Fund.....................................................24
      U.S. Government Money Market Fund.....................................24
      U.S. Government Select Money Market Fund..............................25
      Municipal Money Market Fund...........................................25
      California Municipal Money Market Fund................................26
      Other Information.....................................................26

     Fixed Income Funds.....................................................27
      U.S. Government Fund, Short-Intermediate U.S. Government Fund and
      Fixed Income Fund.....................................................27
      Intermediate Tax-Exempt Fund, California Intermediate Tax-Exempt
      Fund, Florida Intermediate Tax-Exempt Fund, Tax-Exempt Fund,
      Arizona Tax-Exempt Fund and California Tax-Exempt Fund................28
      International Fixed Income Fund.......................................29
      High Yield Municipal Fund.............................................30
      High Yield Fixed Income Fund..........................................31

     Equity Funds...........................................................32
      Income Equity Fund....................................................32
      Stock Index Fund......................................................33
      Growth Equity Fund....................................................34
      Select Equity Fund....................................................34
      Mid Cap Growth Fund...................................................34
      Small Cap Index Fund..................................................35
      Small Cap Fund........................................................36
      International Growth Equity Fund......................................37
      International Select Equity Fund......................................38
      Technology Fund.......................................................38
      Other Information.....................................................39
     California Funds, Florida Intermediate Tax-Exempt Fund, Arizona
      Tax-Exempt Fund -- Additional Risks and Considerations................39
     Technology Fund -- Additional Risks and Considerations.................40
     High Yield Funds -- Additional Risks and Considerations................41

     International Funds -- Further Information.............................42
     Fundamentals of Fixed Income Investing.................................44

ADDITIONAL INVESTMENT INFORMATION, RISKS AND CONSIDERATIONS.................44
      Description of Securities and Investment Techniques...................44
      Investment Restrictions...............................................62

OPENING AN ACCOUNT AND PURCHASING SHARES....................................64
      Purchasing Shares Directly from the Funds.............................64
      Purchasing Shares Through Northern Trust and Other Institutions.......66
      Additional Purchase Information.......................................67

REDEEMING AND EXCHANGING SHARES.............................................68
      Redeeming and Exchanging Directly from the Funds......................68
      Redeeming and Exchanging Through Northern Trust and Other
      Institutions..........................................................71
      Additional Redemption and Exchange Information........................71

DISTRIBUTIONS AND TAXES.....................................................73
      Distributions.........................................................73
      Taxes.................................................................74
      Tax Table.............................................................79

MANAGEMENT..................................................................79
      Board of Trustees.....................................................79
      Investment Advisers, Transfer Agent and Custodian.....................79
      Year 2000.............................................................83
      Administrator and Distributor.........................................84
      Service Organizations.................................................85
      Expenses..............................................................86

FURTHER INFORMATION.........................................................87
      Determining Share Price...............................................87
      Advertising Performance...............................................87
      Voting Rights.........................................................89
      Shareholder Reports...................................................90
      Retirement Plans......................................................90
      Miscellaneous.........................................................90

HIGHLIGHTS

Q.    WHAT IS NORTHERN FUNDS?

A. Northern Funds is an open-end management investment company (commonly known as a mutual fund) that offers investors the opportunity to invest in different investment portfolios, each having separate investment objectives and policies. Northern Funds presently consists of twenty-seven portfolios, including money market, domestic and international fixed income and equity portfolios.

      MONEY MARKET FUNDS

      MONEY MARKET FUND seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high-quality money market instruments.

      U.S. GOVERNMENT MONEY MARKET FUND seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in obligations of the U.S. government, its agencies and instrumentalities and related repurchase agreements.

      U.S. GOVERNMENT SELECT MONEY MARKET FUND seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing solely in obligations of the U.S. government, its agencies and instrumentalities.

      MUNICIPAL MONEY MARKET FUND seeks, to the extent consistent with the preservation of capital and prescribed portfolio standards, a high level of income exempt from regular federal income tax by investing primarily in municipal instruments.

      CALIFORNIA MUNICIPAL MONEY MARKET FUND seeks to provide to its shareholders, to the extent consistent with the preservation of capital and prescribed portfolio standards, a high level of income exempt from regular federal income tax and California state personal income tax.

      FIXED INCOME FUNDS

      U.S. GOVERNMENT FUND seeks a high level of current income from investment in U.S. government securities while maintaining a dollar-weighted average maturity between one and ten years.

      SHORT-INTERMEDIATE U.S. GOVERNMENT FUND seeks a high level of current income from investment in a broad range of U.S. government securities while maintaining a dollar-weighted average maturity between two and five years.

      INTERMEDIATE TAX-EXEMPT FUND seeks a high level of current income exempt from regular federal income tax by investing in municipal instruments while maintaining a dollar-weighted average maturity between three and ten years.

      CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND seeks a high level of current income exempt from regular federal income tax and California state personal income tax by investing in municipal instruments while maintaining a dollar-weighted average maturity between three and ten years.

      FLORIDA INTERMEDIATE TAX-EXEMPT FUND seeks a high level of current income exempt from regular federal income tax by investing in municipal instruments while maintaining a dollar-weighted average maturity between three and ten years. The Fund intends, but cannot guarantee, that its shares will qualify for exemption from the Florida intangibles tax.

      FIXED INCOME FUND seeks a high level of current income from investment in fixed income securities while maintaining a dollar-weighted average maturity between seven and twelve years.

      TAX-EXEMPT FUND seeks a high level of current income exempt from regular federal income tax by investing in municipal instruments while maintaining a dollar-weighted average maturity between ten and thirty years.

      ARIZONA TAX-EXEMPT FUND seeks a high level of current income exempt from regular federal income tax and Arizona state personal income tax by investing in municipal instruments while maintaining a dollar-weighted average maturity between ten and thirty years.

      CALIFORNIA TAX-EXEMPT FUND seeks a high level of current income exempt from regular federal income tax and California state personal income tax by investing in municipal instruments while maintaining a dollar-weighted average maturity between ten and thirty years.

      INTERNATIONAL FIXED INCOME FUND seeks to maximize total return consistent with reasonable risk by investing primarily in bonds and other fixed income securities of foreign issuers while maintaining a dollar-weighted average maturity between three and eleven years.

      HIGH YIELD MUNICIPAL FUND seeks a high level of current income exempt from regular federal income tax.

      HIGH YIELD FIXED INCOME FUND seeks a high level of current income. In seeking current income, the Fund may also consider the potential for capital appreciation.

      EQUITY FUNDS

      INCOME EQUITY FUND seeks a high level of current income by investing principally in convertible and other equity securities with long-term capital appreciation as a secondary objective.

      STOCK INDEX FUND seeks investment results, before expenses, approximating the aggregate price and dividend performance of the securities included in the Standard & Poor's 500(R) Composite Stock Price Index (the "S&P 500 Index").

      GROWTH EQUITY FUND seeks long-term capital appreciation by investing principally in common and preferred stocks and convertible securities of growth companies.

      SELECT EQUITY FUND seeks long-term capital appreciation by investing principally in common stocks of growth companies.

      MID CAP GROWTH FUND seeks long-term capital appreciation by investing primarily in equity securities of companies with market capitalizations that are within the capitalization range of the Standard & Poor's MidCap 400 Stock Index ("S&P MidCap 400 Index") at the time of investment.

      SMALL CAP INDEX FUND seeks investment results, before expenses, approximating the aggregate price and dividend performance of the securities included in the Russell 2000 Small Stock Index (the "Russell Index").

      SMALL CAP FUND seeks long-term capital appreciation by investing principally in equity securities of companies with market capitalizations that are below the median capitalization of stocks listed on the New York Stock Exchange.

      INTERNATIONAL GROWTH EQUITY FUND seeks long-term capital appreciation by investing principally in equity securities of foreign issuers.

      INTERNATIONAL SELECT EQUITY FUND seeks long-term capital appreciation by investing principally in common stocks of foreign issuers that Northern Trust believes to be growing more rapidly than their respective markets.

      TECHNOLOGY FUND seeks long-term capital appreciation by investing principally in equity securities and securities convertible into common stock.

      Each portfolio is described in further detail in this Prospectus.

Q.    WHO ADVISES THE FUNDS?

A. The Northern Trust Company ("Northern Trust"), the principal subsidiary of Northern Trust Corporation, serves as investment adviser to each Fund, other than the Stock Index, Small Cap Index and Small Cap Funds. Northern Trust also serves as the Funds' transfer agent and custodian. The Stock Index, Small Cap Index and Small Cap Funds are advised by Northern Trust Quantitative Advisors, Inc. ("NTQA" and, together with Northern Trust, the "Investment Advisers"). Northern Trust and its affiliates administered $1.13 trillion in assets as of September 30, 1998 in various capacities, including $220.7 billion for which Northern Trust and its affiliates had investment management responsibility. See "Management."

Q.    WHAT ARE THE POTENTIAL RISKS PRESENTED BY THE FUNDS' INVESTMENT
      PRACTICES?

A. Investing in the Funds involves the risks common to any investment in securities. The market value of fixed income securities, which constitutes a major part of the investments of several of the Funds, will generally vary inversely with changes in prevailing interest rates as described below under "Investment Information -- Fundamentals of Fixed Income Investing." The Fixed Income Funds (other than the High Yield Municipal Fund and High Yield Fixed Income Fund) will invest in securities rated investment grade or higher, or unrated securities of comparable quality. The High Yield Municipal Fund will invest primarily in medium and lower quality securities, and the High Yield Fixed Income Fund will invest primarily in lower quality securities. Lower quality securities are commonly referred to as "junk bonds." In addition, the International Funds may invest up to 5% of their total assets, and the Equity Funds may invest up to 10% of their total assets (35% for the Income Equity Fund), in convertible securities that are lower quality. Investments in lower quality securities involve greater price volatility and risk of loss.

      Several of the Funds may invest a substantial portion of their assets in foreign securities directly, and indirectly through the purchase of European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and American Depository Receipts ("ADRs"). Certain of these Funds may also enter into foreign currency exchange contracts. Foreign securities may be subject to certain risks in addition to those inherent in U.S. investments, including the possible imposition of exchange control regulations, freezes on convertibility of currency and adverse changes in foreign currency exchange rates. The International Fixed Income Fund, as well as Northern Funds' two other international investment portfolios, may concentrate investments in issuers located in certain industrialized countries and may also invest in issuers located in emerging countries.

      Certain risks are presented by the California Municipal Money Market Fund, the California Intermediate Tax-Exempt Fund, the California Tax-Exempt Fund (the "California Funds"), the Arizona Tax-Exempt Fund and the Florida Intermediate Tax-Exempt Fund as a result of their investments in Municipal Instruments of issuers located in particular states. See "California Funds, Arizona Tax-Exempt Fund and Florida Intermediate Tax-Exempt Fund - Additional Risks and Considerations." In addition, the California Funds, the Arizona Tax-Exempt Fund, the Florida Intermediate Tax-Exempt Fund and International Fixed Income Fund are non-diversified funds, which means their portfolios can be dependent upon the performance of securities of a smaller number of issuers than is the case with the other Funds, which are diversified funds. The Funds may engage in certain transactions involving puts and calls. Further, certain of the Funds may invest in the stocks of smaller companies which present greater risk and price volatility.

      The Funds may lend their securities and enter into repurchase agreements and reverse repurchase agreements with qualifying banks and broker/dealers which may involve leveraging. The Funds may also purchase eligible securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" or "delayed settlement" basis. The Funds may invest up to 15% (10% in the case of the Money Market Funds) of their net assets in illiquid securities.

      The Funds may also purchase "derivative" instruments. "Derivative" instruments are instruments that derive value from the performance of underlying assets, interest or currency exchange rates, or indices, and include (but are not limited to) interest rate, currency and equity swaps, futures contracts, options, forward currency contracts and structured debt obligations (including collateralized mortgage obligations and other types of asset-backed securities, "stripped" securities and various floating rate instruments, including "inverse" floaters). Derivative instruments present, to varying degrees, market risk that the performance of the underlying assets, exchange rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the "derivative" instrument will decline more than the assets, rates or indices on which it is based; liquidity risk that a Fund will be unable to sell a "derivative" instrument when it wants because of lack of market depth or market disruption; pricing risk that the value of a "derivative" instrument (such as an option) will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some "derivative" instruments are more complex than others, and for those instruments that have been developed recently, complete information is lacking regarding their actual performance over entire market cycles. The Investment Advisers will evaluate the risks presented by the "derivative" instruments purchased by the Funds, and will determine, in connection with their day-to-day management of the Funds, how they will be used in furtherance of the Funds' investment objectives. It is possible, however, that the Investment Advisers' evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that the Funds will, because of the risks discussed above, incur loss as a result of their investments in "derivative" instruments.

      The foregoing is a summary of certain of the potential risks presented by the Funds' investment practices. Details regarding these and other risks presented by the policies of the Funds are described under "Additional Investment Information, Risks and Considerations."

Q.    HOW DOES ONE BUY AND REDEEM SHARES?

A. Shares of the Funds are distributed by Sunstone Distribution Services, LLC. Shares may be purchased directly from Northern Funds or through a qualified account at Northern Trust or certain other institutions.
      Shares are sold and redeemed without any purchase or redemption charge by Northern Funds, although Northern Trust and other institutions may charge their customers for their services in connection with investments. The minimum initial investment for purchases directly with Northern Funds is $2,500 ($500 for an IRA and $250 under the Automatic Investment Plan). The minimum for subsequent investments is $50. Northern Trust or other organizations may impose particular customer account requirements such as minimum account sizes.

      As of the date of this Prospectus, shares of the Short-Intermediate U.S. Government, California Intermediate Tax-Exempt, Arizona Tax-Exempt and Small Cap Index Funds are not being offered.

      Additional share purchase and redemption information for both purchases and redemptions directly with Northern Funds or through qualified accounts is provided below under "Opening an Account and Purchasing Shares" and "Redeeming and Exchanging Shares."

Q.    WHAT SHAREHOLDER SERVICES ARE AVAILABLE?

A. Northern Funds offers the advantage of automatic dividend reinvestment in shares of the same Fund or in another Northern Fund, exchange privileges among Northern Funds should your investment goals change, telephone exchange and redemption privileges, an Automatic Investment Plan (with a reduced minimum initial investment) and a Systematic Withdrawal Plan. See "Opening an Account and Purchasing Shares" and "Redeeming and Exchanging Shares." Shares of Northern Funds may be purchased in connection with a variety of tax-sheltered retirement plans. See "Further Information -- Retirement Plans."

Q.    WHEN ARE DISTRIBUTIONS MADE?

A. Dividends from the net investment income of the Money Market Funds, the U.S. Government Fund, the Short-Intermediate U.S. Government Fund, the Intermediate Tax-Exempt Fund, the California Intermediate Tax-Exempt Fund, the Florida Intermediate Tax-Exempt Fund, the Fixed Income Fund, the Tax-Exempt Fund, the Arizona Tax-Exempt Fund and the California Tax-Exempt Fund are declared daily and paid monthly. Dividends from the net investment income of the International Fixed Income Fund are declared and paid quarterly. Dividends of the other Funds are declared and paid as follows: Income Equity Fund, High Yield Municipal Fund and High Yield Fixed Income Fund -- monthly; Stock Index Fund, Growth Equity Fund and Mid Cap Growth Fund -- quarterly; Select Equity Fund, Small Cap Index Fund, Small Cap Fund, International Growth Equity Fund, International Select Equity Fund and Technology Fund -- annually.

      Net realized capital gains of each Fund are distributed at least annually. See "Distributions and Taxes."

EXPENSE SUMMARY

      The following tables will help you understand the expenses you will bear directly or indirectly as a shareholder of the Funds. SHAREHOLDER TRANSACTION EXPENSES are charges you pay when buying or selling Fund shares. ANNUAL OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, general Fund administration, accounting and other services. Examples based on this information are also provided.

                                                                                                    CALI-
                                                                           U.S.                     FORNIA
                                                           U.S.           GOV'T       MUNI-         MUNI-
                                                          GOV'T          SELECT       CIPAL         CIPAL
                                               MONEY      MONEY          MONEY        MONEY         MONEY
                                               MARKET     MARKET         MARKET       MARKET       MARKET
---------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES
   Maximum Sales Charge Imposed on
    Purchases..............................     None        None         None         None         None
   Sales Charge Imposed on Reinvested
    Distributions..........................     None        None         None         None         None
   Deferred Sales Charge Imposed on
    Redemptions............................     None        None         None         None         None
   Redemption Fees(1)......................     None        None         None         None         None
   Exchange Fees...........................     None        None         None         None         None

ANNUAL OPERATING EXPENSES
(as a percentage of average net assets)
   Management Fees (after fee
   reductions and waivers).................     0.40%       0.40%        0.40%        0.40%         0.40%
   12b-1 Fees..............................     0.00%       0.00%        0.00%        0.00%         0.00%
   Other Expenses (after fee
   reductions and reimbursements)..........     0.15%       0.15%        0.15%        0.15%         0.15%
                                                -----       -----        -----        -----         -----

TOTAL OPERATING EXPENSES(2)
   (After Fee Reductions, Waivers
   and Reimbursements).....................     0.55%       0.55%        0.55%        0.55%         0.55%
                                                =====       =====        =====        =====         =====

EXAMPLE OF EXPENSES(3)

Based on the foregoing table,
you would pay the following
expenses on a $1,000 investment,
assuming a 5% annual return and redemption at the end of each time period:

   One Year................................       $6          $6           $6           $6            $6
   Three Years.............................      $18         $18          $18          $18           $18
   Five Years..............................      $31         $31          $31          $31           $31
   Ten Years...............................      $69         $69          $69          $69           $69


(1)   A fee of $15.00 may be applicable for each wire redemption.
(2) The table and example shown do not reflect any charges that may be imposed by Northern Trust or other institutions on their customers.
(3) The example should not be considered a representation of past or future expenses or rates of return. Actual operating expenses and investment return may be more or less than those shown.

Except as noted in the next sentence, the above information reflects the expenses these Funds incurred for Northern Funds' fiscal year ended March 31, 1998. The figures shown for the U.S. Government Select Money Market and California Municipal Money Market Funds have been restated to reflect anticipated fees during the next twelve months. Without voluntary fee reductions, waivers and reimbursements, "Management Fees" would have been 0.60% for each Fund; "Other Expenses" would have been 0.30%, 0.33%, 0.33%, 0.29% and 0.34%, respectively, for the Money Market, U.S. Government Money Market, U.S. Government Select Money Market, Municipal Money Market and California Municipal Money Market Funds; and "Total Operating Expenses" would have been 0.90%, 0.93%, 0.93%, 0.89% and 0.94%, respectively. In addition, during the last fiscal year these Funds did not, and during the current fiscal year do not expect to, pay any 12b-1 fees (otherwise payable at an annual rate of up to 0.25%) under Northern Funds' Distribution and Service Plan. For more expense information, see "Management."

EXPENSE SUMMARY (CONTINUED)                                 SHORT-                         CALIFORNIA       FLORIDA
                                              U.S.       INTERMEDIATE    INTERMEDIATE     INTERMEDIATE    INTERMEDIATE      FIXED
                                           GOVERNMENT   U.S. GOVERNMENT   TAX-EXEMPT       TAX-EXEMPT      TAX-EXEMPT       INCOME
------------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Charge
      Imposed on Purchases                     None            None          None              None          None            None
  Sales Charge Imposed on
      Reinvested Distributions                 None            None          None              None          None            None
  Deferred Sales Charge Imposed
      on Redemptions                           None            None          None              None          None            None
  Redemption Fees(1)                           None            None          None              None          None            None
  Exchange Fees                                None            None          None              None          None            None

ANNUAL OPERATING EXPENSES
(as a percentage of average net assets)
  Management Fees (after fee
      reductions and waivers)                  0.75%           0.75%         0.70%             0.70%         0.70%           0.75%
  12b-1 Fees                                   0.00%           0.00%         0.00%             0.00%         0.00%           0.00%
  Other Expenses (after fee
      reductions and reimbursements)           0.15%           0.15%         0.15%             0.15%         0.15%           0.15%
                                           --------        --------      --------          --------      --------        --------

TOTAL OPERATING EXPENSES(2)
  (After Fee Reductions, Waivers and
      Reimbursements)                          0.90%           0.90%         0.85%             0.85%         0.85%           0.90%
                                           ========        ========      ========          ========      ========        ========

EXAMPLE OF EXPENSES(3) Based on the
foregoing table, you would pay the
following expenses on a $1,000
investment, assuming a 5% annual
return and redemption at
the end of each time period:
  One Year                                 $      9        $      9      $      9          $      9      $      9        $      9
  Three Years                              $     29        $     29      $     27          $     27      $     27        $     29
  Five Years                               $     50             N/A      $     47               N/A      $     47        $     50
  Ten Years                                $    111             N/A      $    105               N/A      $    105        $    111




                                                              ARIZONA      CALIFORNIA    INTERNATIONAL     HIGH YIELD    HIGH YIELD
                                            TAX-EXEMPT      TAX-EXEMPT     TAX-EXEMPT    FIXED INCOME      MUNICIPAL    FIXED INCOME
------------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Charge
      Imposed on Purchases                      None           None          None             None             None          None
  Sales Charge Imposed on
      Reinvested Distributions                  None           None          None             None             None          None
  Deferred Sales Charge Imposed
      on Redemptions                            None           None          None             None             None          None
  Redemption Fees(1)                            None           None          None             None             None          None
  Exchange Fees                                 None           None          None             None             None          None

ANNUAL OPERATING EXPENSES
(as a percentage of average net assets)
  Management Fees (after fee
      reductions and waivers)                   0.70%          0.70%         0.70%            0.90%            0.70%         0.75%
  12b-1 Fees                                    0.00%          0.00%         0.00%            0.00%            0.00%         0.00%
  Other Expenses (after fee
      reductions and reimbursements)            0.15%          0.15%         0.15%            0.25%           0 .15%        0 .15%
                                           --------        --------      --------          --------      ----------      --------

TOTAL OPERATING EXPENSES(2)
  (After Fee Reductions, Waivers and
      Reimbursements)                           0.85%          0.85%         0.85%            1.15%            0.85%         0.90%
                                            ========       ========      ========         ========         ========      ========

EXAMPLE OF EXPENSES(3) Based on the
foregoing table, you would pay the
following expenses on a $1,000
investment, assuming a 5% annual
return and redemption at
the end of each time period:
  One Year                                  $      9       $      9      $      9         $     12         $      9      $      9
  Three Years                               $     27       $     27      $     27         $     37         $     27      $     29
  Five Years                                $     47            N/A      $     47         $     64              N/A           N/A
  Ten Years                                 $    105            N/A      $    105         $    140              N/A           N/A




(1)      A fee of $15.00 may be applicable for each wire redemption.

(2) The table and example shown do not reflect any charges that may be imposed by Northern Trust or other institutions on their customers.

(3) The example should not be considered a representation of past or future expenses or rates of return. Actual operating expenses and investment return may be more or less than those shown.

Except as noted below, the above information reflects the expenses these Funds incurred for Northern Funds' fiscal year ended March 31, 1998. Since the Short-Intermediate U.S. Government, California Intermediate Tax-Exempt, Arizona Tax-Exempt, High Yield Municipal and High Yield Fixed Income Funds had not commenced operations as of the date of this prospectus, "Other Expenses" for those Funds is based on estimated amounts the Funds expect to pay during the current fiscal year. Without voluntary fee reductions, waivers and reimbursements, "Management Fees" would have been 0.75% for the Intermediate Tax-Exempt, California Intermediate Tax-Exempt, Florida Intermediate Tax-Exempt, Tax-Exempt, Arizona Tax-Exempt, California Tax-Exempt and High Yield Municipal Funds; "Other Expenses" would have been 0.32%, 0.42%, 0.32%, 0.37%, 0.66%,
0.34%, 0.34%, 0.50%, 0.85%, 0.97%, 1.94% and 1.95%, respectively, for the U.S.
Government, Short-Intermediate U.S. Government, Intermediate Tax-Exempt, California Intermediate Tax-Exempt, Florida Intermediate Tax-Exempt, Fixed Income, Tax-Exempt, Arizona Tax-Exempt, California Tax-Exempt, International Fixed Income, High Yield Municipal and High Yield Fixed Income Funds; and "Total Operating Expenses" would have been 1.07%, 1.17%, 1.07%, 1.12%, 1.41%, 1.09%,
1.09%, 1.25%, 1.60%, 1.87%, 2.69% and 2.70%, respectively. In addition, during the last fiscal year these Funds did not, and during the current fiscal year do not expect to, pay any 12b-1 fees (otherwise payable at an annual rate of up to 0.25%) under Northern Funds' Distribution and Service Plan. For more expense information, see "Management."

                                                                                                     SMALL
                                      INCOME       STOCK       GROWTH       SELECT       MID CAP      CAP        SMALL
                                      EQUITY       INDEX       EQUITY       EQUITY       GROWTH      INDEX        CAP
---------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge
 Imposed on Purchases .........         None         None         None         None        None        None         None
Sales Charge Imposed on
 Reinvested Distributions .....         None         None         None         None        None        None         None
Deferred Sales Charge
 Imposed on Redemptions .......         None         None         None         None        None        None         None
Redemption Fees(1) ............         None         None         None         None        None        None         None
Exchange Fees .................         None         None         None         None        None        None         None

ANNUAL OPERATING EXPENSES
(as a percentage of
average net assets)
Management Fees (after fee
  reductions and waivers) .....         0.85%        0.40%        0.85%        0.85%       0.85%       0.50%        0.85%
12b-1 Fees ....................         0.00%        0.00%        0.00%        0.00%       0.00%       0.00%        0.00%
Other Expenses (after
  fee reductions and
  reimbursements) .............         0.15%        0.15%        0.15%        0.15%       0.15%       0.15%        0.15%
                                       -----        -----        -----        -----        ----        ----        -----


TOTAL OPERATING EXPENSES(2)
(After Fee Reductions,
Waivers and Reimbursements) ...         1.00%        0.55%        1.00%        1.00%       1.00%       0.65%        1.00%
                                       =====        =====        =====        =====        ====        ====        =====

EXAMPLE OF EXPENSES(3)
Based on the foregoing table,
you would pay the following
expenses on a $1,000
investment, assuming a 5%
annual return and redemption
at the end of each time period:
One Year ......................        $  10        $   6        $  10        $  10        $ 10        $  7        $  10
Three Years ...................        $  32        $  18        $  32        $  32        $ 32        $ 21        $  32
Five Years ....................        $  55        $  31        $  55        $  55        N/A         N/A         $  55
Ten Years .....................        $ 123        $  69        $ 123        $ 123        N/A         N/A         $ 123



                                           INTER-               INTER-
                                          NATIONAL             NATIONAL
                                           GROWTH               SELECT           TECH-
                                           EQUITY               EQUITY           NOLOGY
                                         ------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge
  Imposed on Purchases ........               None               None              None
Sales Charge Imposed on
  Reinvested Distributions ....               None               None              None
Deferred Sales Charge
  Imposed on Redemptions ......               None               None              None
Redemption Fees(1) ............               None               None              None
Exchange Fees .................               None               None              None

ANNUAL OPERATING EXPENSES
(as a percentage of
average net assets)
Management Fees (after fee
  reductions and waivers) .....               1.00%              1.00%             1.00%
12b-1 Fees ....................               0.00%              0.00%             0.00%
Other Expenses (after
  fee reductions and
  reimbursements) .............               0.25%              0.25%             0.25%
                                             -----           --------           -------


TOTAL OPERATING EXPENSES(2)
(After Fee Reductions,
Waivers and Reimbursements) ...               1.25%              1.25%             1.25%
                                             =====            =======           =======

EXAMPLE OF EXPENSES(3)
Based on the foregoing table,
you would pay the following
expenses on a $1,000
investment, assuming a 5%
annual return and redemption
at the end of each time period:
One Year ......................              $  13        $        13           $    13
Three Years ...................              $  40        $        40           $    40
Five Years ....................              $  69        $        69           $    69
Ten Years .....................              $ 152        $       152           $   152


(1)      A fee of $15.00 may be applicable for each wire redemption.

(2) The table and example shown do not reflect any charges that may be imposed by Northern Trust or other institutions on their customers.

(3) The example should not be considered a representation of past or future expenses or rates of return. Actual operating expenses and investment return may be more or less than those shown.

Except as noted below, the above information reflects the expenses these Funds incurred for Northern Funds' fiscal year ended March 31, 1998. Since the Mid Cap Growth and Small Cap Index Funds had not commenced investment operations during the last fiscal year, "Other Expenses" for those Funds is based on estimated amounts the Funds expect to pay during the current fiscal year. Without voluntary fee reductions, waivers and reimbursements, "Management Fees" would have been 1.00%, 0.60%, 1.00%, 1.20%, 1.00%, 0.65%, 1.20%, 1.20%, 1.20% and
1.20%, respectively, of the average daily net assets of the Income Equity, Stock Index, Growth Equity, Select Equity, Mid Cap Growth, Small Cap Index, Small Cap, International Growth Equity, International Select Equity and Technology Funds; "Other Expenses" would have been 0.37%, 0.58%, 0.30%, 0.38%, 0.46%, 0.36%,
0.33%, 0.42%, 0.44% and 0.39%, respectively; and "Total Operating Expenses" would have been 1.37%, 1.18%, 1.30%, 1.58%, 1.46%, 1.01%, 1.53%, 1.62%, 1.64%
and 1.59%, respectively. In addition, during the last fiscal year these Funds did not, and during the current fiscal year do not expect to, pay any 12b-1 fees (otherwise payable at an annual rate of up to 0.25%) under Northern Funds' Distribution and Service Plan. For more expense information, see "Management."

FINANCIAL HIGHLIGHTS

The following financial information has been derived from the financial statements incorporated by reference into the Additional Statement and has been audited by Northern Funds' independent accountant. This financial information should be read together with those financial statements. Further information about the performance of the Funds is contained in Northern Funds' annual shareholder reports. Both the Additional Statement and the annual shareholder reports may be obtained without charge by calling the Northern Funds Center at 1-800-595-9111 or writing P.O. Box 75986, Chicago, Illinois 60690-6319.

FINANCIAL HIGHLIGHTS
MONEY MARKET FUNDS


                                                                            MONEY MARKET
                                                                               FUND
                                            ----------------------------------------------------------------------------------------
                                               YEAR                  YEAR                  YEAR                  YEAR
                                               ENDED                 ENDED                 ENDED                 ENDED
                                             MARCH 31,              MARCH 31,             MARCH 31,              MARCH 31,
                                               1998                   1997                  1996                  1995(1)
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
NET ASSET VALUE,
   BEGINNING OF YEAR .............        $        1.00          $        1.00          $        1.00          $        1.00

INCOME  FROM INVESTMENT
  OPERATIONS:
   Net investment income .........                 0.05                   0.05                   0.05                   0.04
------------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS PAID:
   From net investment income ....                (0.05)                 (0.05)                 (0.05)                 (0.04)
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE,
   END OF YEAR ...................        $        1.00          $        1.00          $        1.00          $        1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3) ..................                 5.31%                  5.05%                  5.57%                  4.55%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands,
   end of year ...................        $   3,296,030          $   1,607,187          $   1,061,813          $     894,279

Ratio to average net assets of:(4)
   Expenses, net of waivers
      and reimbursements .........                 0.55%                  0.55%                  0.49%                  0.45%
   Expenses, before waivers
      and reimbursements .........                 0.90%                  0.90%                  0.91%                  0.96%
   Net investment income,
      net of waivers and
      reimbursements .............                 5.19%                  4.94%                  5.42%                  4.94%
   Net investment income,
      before waivers and
      reimbursements .............                 4.84%                  4.59%                  5.00%                  4.43%





                                                                                U.S. GOVERNMENT
                                                                                  MONEY MARKET
                                                                                     FUND
                                                  ---------------------------------------------------------------------------------
                                                        YEAR                  YEAR                 YEAR                  YEAR
                                                       ENDED                 ENDED                ENDED                 ENDED
                                                      MARCH. 31,             MARCH 31,            MARCH 31,             MARCH 31,
                                                        1998                  1997                 1996                 1995(1)
-----------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
NET ASSET VALUE,
   BEGINNING OF YEAR .............                $        1.00        $        1.00        $        1.00        $        1.00

INCOME  FROM INVESTMENT
  OPERATIONS:
   Net investment income .........                         0.05                 0.05                 0.05                 0.04
-----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS PAID:
   From net investment income ....                        (0.05)               (0.05)               (0.05)               (0.04)
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE,
   END OF YEAR ...................                $        1.00        $        1.00        $        1.00        $        1.00
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3) ..................                         5.22%                4.93%                5.46%                4.47%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands,
   end of year ...................                $     417,042        $     314,259        $     207,105        $     227,543

Ratio to average net assets of:(4)
   Expenses, net of waivers
      and reimbursements .........                         0.55%                0.55%                0.49%                0.45%
   Expenses, before waivers
      and reimbursements .........                         0.93%                0.96%                0.94%                1.01%
   Net investment income,
      net of waivers and
      reimbursements .............                         5.10%                4.82%                5.33%                4.93%
   Net investment income,
      before waivers and
      reimbursements .............                         4.72%                4.41%                4.88%                4.37%




                                                                     U.S. GOVERNMENT
                                                                          SELECT
                                                                       MONEY MARKET
                                                                           FUND
                                           ---------------------------------------------------------------------------
                                                  YEAR             YEAR                  YEAR                 YEAR
                                                 ENDED            ENDED                 ENDED                ENDED
                                                 MARCH 31,        MARCH 31,             MARCH 31,            MARCH 31,
                                                  1998             1997                  1996                1995(2)
----------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
NET ASSET VALUE,
   BEGINNING OF YEAR .............         $        1.00        $        1.00        $        1.00       $        1.00

INCOME  FROM INVESTMENT
  OPERATIONS:
   Net investment income .........                  0.05                 0.05                 0.05                0.02
-----------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS PAID:
   From net investment income ....                 (0.05)               (0.05)               (0.05)              (0.02)
-----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE,
   END OF YEAR ...................         $        1.00        $        1.00        $        1.00       $        1.00
-----------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3) ..................                  5.24%                5.07%                5.55%               1.75%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands,
   end of year ...................         $     306,425        $     168,128        $      85,400       $      82,162

Ratio to average net assets of:(4)
   Expenses, net of waivers
      and reimbursements .........                  0.46%                0.40%                0.33%               0.30%
   Expenses, before waivers
      and reimbursements .........                  0.93%                0.97%                1.00%               1.32%
   Net investment income,
      net of waivers and
      reimbursements .............                  5.13%                4.95%                5.43%               5.84%
   Net investment income,
      before waivers and
      reimbursements .............                  4.66%                4.38%                4.76%               4.82%



(1) For the period April 11, 1994 (commencement of operations) through March 31, 1995.

(2) For the period December 12, 1994 (commencement of operations) through March 31, 1995.

(3) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.

(4)      Annualized for periods less than a full year.

MONEY MARKET FUNDS


                                                                             MUNICIPAL
                                                                           MONEY MARKET
                                                                               FUND
                                          ----------------------------------------------------------------------------------
                                               YEAR                     YEAR                  YEAR                   YEAR
                                               ENDED                    ENDED                 ENDED                  ENDED
                                             MARCH 31,                MARCH 31,             MARCH 31,              MARCH 31,
                                               1998                     1997                  1996                  1995(1)
----------------------------------------------------------------------------------------------------------------------------

SELECTED PER SHARE DATA

NET ASSET VALUE,
  BEGINNING OF YEAR ..............        $        1.00          $        1.00          $        1.00          $        1.00

INCOME  FROM INVESTMENT
  OPERATIONS:
  Net investment income ..........                 0.03                   0.03                   0.03                   0.03
----------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS PAID:
  From net investment income .....                (0.03)                 (0.03)                 (0.03)                 (0.03)
----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE,
  END OF YEAR ....................        $        1.00          $        1.00          $        1.00          $        1.00
----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3) ..................                 3.27%                  3.14%                  3.54%                  2.90%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands,
  end of year ....................        $   1,814,343          $   1,420,041          $   1,102,789          $     927,747

Ratio to average net assets of:(4)
  Expenses, net of waivers
    and reimbursements ...........                 0.55%                  0.55%                  0.49%                  0.45%
Expenses, before waivers
    and reimbursements ...........                 0.89%                  0.90%                  0.91%                  0.95%
Net investment income,
    net of waivers and
    reimbursements ...............                 3.20%                  3.08%                  3.46%                  3.10%
Net investment income,
      before waivers and
    reimbursements ...............                 2.86%                  2.73%                  3.04%                  2.60%





                                                                    CALIFORNIA
                                                                     MUNICIPAL
                                                                   MONEY MARKET
                                                                       FUND
                                     -----------------------------------------------------------------------------
                                           YEAR                 YEAR                   YEAR                 YEAR
                                           ENDED                ENDED                  ENDED                ENDED
                                         MARCH 31,            MARCH 31,              MARCH 31,            MARCH 31,
                                           1998                 1997                   1996                1995(2)
------------------------------------------------------------------------------------------------------------------

SELECTED PER SHARE DATA

NET ASSET VALUE,
  BEGINNING OF YEAR ..............   $        1.00        $        1.00        $        1.00        $        1.00

INCOME  FROM INVESTMENT
  OPERATIONS:
  Net investment income ..........            0.03                 0.03                 0.04                 0.01
------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS PAID:
  From net investment income .....           (0.03)               (0.03)               (0.04)               (0.01)
------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE,
  END OF YEAR ....................   $        1.00        $        1.00        $        1.00        $        1.00
------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3) ..................            3.20%                3.19%                3.63%                1.27%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands,
  end of year ....................   $     224,843        $     200,989        $     165,087        $     161,316

Ratio to average net assets of:(4)
  Expenses, net of waivers
    and reimbursements ...........            0.49%                0.45%                0.39%                0.35%
Expenses, before waivers
    and reimbursements ...........            0.94%                0.94%                0.94%                1.07%
Net investment income,
    net of waivers and
    reimbursements ...............            3.14%                3.13%                3.55%                3.78%
Net investment income,
      before waivers and
    reimbursements ...............            2.69%                2.64%                3.00%                3.06%




(1) For the period April 11, 1994 (commencement of operations) through March 31, 1995.

(2) For the period November 29, 1994 (commencement of operations) through March 31, 1995.

(3) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.

(4)      Annualized for periods less than a full year.

FIXED INCOME FUNDS

                                                                                                                   INTERMEDIATE
                                                          U.S. GOVERNMENT                                          TAX-EXEMPT
                                                               FUND                                                   FUND
                                      -----------------------------------------------------------       ----------------------------
                                          YEAR             YEAR            YEAR           YEAR                 YEAR         YEAR
                                          ENDED            ENDED           ENDED          ENDED                ENDED        ENDED
                                        MARCH 31,        MARCH 31,       MARCH 31,      MARCH 31,            MARCH 31,    MARCH 31,
                                          1998             1997            1996           1995                 1998         1997
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA

NET ASSET VALUE,
  BEGINNING OF YEAR ...............   $      9.88      $     10.06      $      9.84    $     10.00      $     10.07     $     10.22

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income ...........          0.54             0.51             0.51           0.50             0.40            0.40
  Net realized and unrealized
    gains (losses) on invest-
    meanest, forward foreign cur-
    rency contracts and foreign
    currency transactions .........          0.32            (0.11)            0.29          (0.16)            0.29           (0.06)
------------------------------------------------------------------------------------------------------------------------------------

Total Income from Investment
  Operations ......................          0.86             0.40             0.80           0.34             0.69            0.34
------------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS PAID:
  From net investment
    income ........................         (0.53)           (0.51)           (0.51)         (0.50)           (0.40)          (0.40)
  From net realized gains .........         (0.01)           (0.05)           (0.07)            --               --           (0.07)
  In excess of net
    investment income ............             --               --               --             --               --              --
  In excess of net realized gains..            --            (0.02)              --             --               --           (0.02)
------------------------------------------------------------------------------------------------------------------------------------

Total Distributions Paid ..........         (0.54)           (0.58)           (0.58)         (0.50)           (0.40)          (0.49)
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE,
  END OF YEAR .....................   $     10.20      $      9.88      $     10.06    $      9.84      $     10.36     $     10.07
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(2) ...................          8.90%            3.98%            7.65%          3.49%            6.95%           3.39%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands,
  end of year .....................   $   229,352      $   181,921      $   149,062    $   116,443      $   298,529     $   264,630
Ratio to average net assets of:(3)
  Expenses, net of waivers
    and reimbursements ............          0.90%            0.90%            0.90%          0.90%            0.85%           0.85%


                                                                                            FLORIDA
                                                       INTERMEDIATE                       INTERMEDIATE
                                                       TAX-EXEMPT                          TAX-EXEMPT
                                                          FUND                                FUND
                                             --------------------------------       ---------------------------
                                                      YEAR            YEAR               YEAR          YEAR
                                                      ENDED           ENDED              ENDED         ENDED
                                                    MARCH 31,       MARCH 31,          MARCH 31,     MARCH 31,
                                                      1996            1995               1998         1997(1)
---------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA

NET ASSET VALUE,
  BEGINNING OF YEAR ..............                $     10.03      $     10.00      $     10.03     $     10.00

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income ..........                       0.41             0.40             0.40            0.24
  Net realized and unrealized
    gains (losses) on invest-
    meanest, forward foreign cur-
    rency contracts and foreign
    currency transactions ........                       0.26             0.03             0.44            0.03
----------------------------------------------------------------------------------------------------------------

Total Income from Investment
  Operations .....................                       0.67             0.43             0.84            0.27
----------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS PAID:
  From net investment
    income .......................                      (0.41)           (0.40)           (0.40)          (0.24)
  From net realized gains ........                      (0.07)              --               --              --
  In excess of net
    investment income ............                         --               --               --              --
  In excess of net realized gains                          --               --               --              --
----------------------------------------------------------------------------------------------------------------

Total Distributions Paid .........                      (0.48)           (0.40)           (0.40)          (0.24)
----------------------------------------------------------------------------------------------------------------

NET ASSET VALUE,
  END OF YEAR ....................                $     10.22      $     10.03      $     10.47     $     10.03
----------------------------------------------------------------------------------------------------------------

TOTAL RETURN(2) ..................                       6.81%            4.38%            8.51%           2.63%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands,
  end of year ....................                $   244,139      $   221,251      $    25,329     $    14,807
Ratio to average net assets of:(3)
  Expenses, net of waivers
    and reimbursements ...........                       0.85%            0.85%            0.85%           0.85%

FIXED INCOME FUNDS



                                                U.S. GOVERNMENT
                                                     FUND
                                  ----------------------------------------------
                                    YEAR         YEAR        YEAR         YEAR
                                    ENDED        ENDED       ENDED        ENDED
                                  MARCH 31,    MARCH 31,   MARCH 31,    MARCH 31,
                                    1998         1997        1996         1995
--------------------------------------------------------------------------------

  Expenses, before waivers
    and reimbursements.........     1.07%        1.09%       1.10%        1.12%
  Net investment income,
    net of waivers and
    reimbursements.............     5.24%        5.19%       5.07%        5.20%
  Net investment income,
    before waivers
    and reimbursements.........     5.07%        5.00%       4.87%        4.98%

PORTFOLIO TURNOVER
  RATE.........................    47.41%       83.41%      112.00%      42.29%


                                                                                                   FLORIDA
                                                        INTERMEDIATE                            INTERMEDIATE
                                                         TAX-EXEMPT                              TAX-EXEMPT
                                                            FUND                                    FUND
                                          --------------------------------------------    -----------------------
                                            YEAR        YEAR         YEAR        YEAR         YEAR          YEAR
                                            ENDED       ENDED        ENDED       ENDED        ENDED         ENDED
                                          MARCH 31,   MARCH 31,    MARCH 31,   MARCH 31,    MARCH 31,     MARCH 31,
                                            1998        1997         1996        1995         1998         1997(1)
-----------------------------------------------------------------------------------------------------------------
  Expenses, before waivers
    and reimbursements.........             1.07%        1.07%      1.08%        1.09%        1.41%        2.31%
  Net investment income,
    net of waivers and
    reimbursements.............             3.84%        3.90%      4.01%        4.09%        3.86%        3.84%
  Net investment income,
    before waivers
    and reimbursements.........             3.62%        3.68%      3.78%        3.85%        3.30%        2.38%

PORTFOLIO TURNOVER
  RATE.........................            61.83%       61.39%     137.85%      78.87%       46.12%       50.77%


(1) For the period August 15, 1996 (commencement of operations) through March 31, 1997.

(2) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.

(3)      Annualized for periods less than a full year.

FIXED INCOME FUNDS

                                                                                   FIXED
                                                                                   INCOME
                                                                                    FUND
                                                         -----------------------------------------------------------
                                                            YEAR            YEAR            YEAR            YEAR
                                                            ENDED           ENDED           ENDED           ENDED
                                                          MARCH 31,       MARCH 31,       MARCH 31,       MARCH 31,
                                                            1998            1997            1996             1995
                                                            ----            ----            ----             ----
SELECTED PER SHARE DATA

NET  ASSET VALUE,
    BEGINNING OF YEAR ................................   $      9.86     $     10.10     $      9.78     $     10.00

INCOME (LOSS) FROM
    INVESTMENT OPERATIONS:
    Net investment income ............................          0.59            0.57            0.58            0.62
    Net realized and unrealized
        gains (losses) on invest-
        ments, forward foreign cur-
        rency contracts and foreign
        currency transactions ........................          0.56           (0.12)           0.50           (0.22)
                                                         -----------     -----------     -----------     -----------


Total Income from Investment
    Operations .......................................          1.15            0.45            1.08            0.40
                                                         -----------     -----------     -----------     -----------


LESS DISTRIBUTIONS PAID:
    From net investment
        income .......................................         (0.58)          (0.56)          (0.59)          (0.62)
    From net realized gains ..........................         (0.01)          (0.10)          (0.17)             --
    In excess of net
        investment income ............................            --           (0.01)             --              --
    In excess of net realized gains...................            --           (0.02)             --              --
                                                         -----------     -----------     -----------     -----------


Total Distributions Paid .............................         (0.59)          (0.69)          (0.76)          (0.62)
                                                         -----------     -----------     -----------     -----------


NET ASSET VALUE,
    END OF YEAR ......................................   $     10.42     $      9.86     $     10.10     $      9.78
                                                         -----------     -----------     -----------     -----------


TOTAL RETURN(2) ......................................         11.90%           4.59%          11.18%           4.16%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands,
    end of year ......................................   $   181,917     $   122,444     $   101,339     $    65,929





                                                                                 TAX-EXEMPT
                                                                                    FUND
                                                         -----------------------------------------------------------
                                                            YEAR            YEAR            YEAR            YEAR
                                                            ENDED           ENDED           ENDED           ENDED
                                                          MARCH 31,       MARCH 31,       MARCH 31,       MARCH 31,
                                                            1998            1997            1996            1995
                                                            ----            ----            ----            ----
NET  ASSET VALUE,
    BEGINNING OF YEAR ................................   $     10.24     $     10.35     $     10.08     $     10.00

INCOME (LOSS) FROM
    INVESTMENT OPERATIONS:
    Net investment income ............................          0.47            0.50            0.48            0.48
    Net realized and unrealized
        gains (losses) on invest-
        ments, forward foreign cur-
        rency contracts and foreign
        currency transactions ........................          0.57           (0.06)           0.29            0.08
                                                         -----------     -----------     -----------     -----------


Total Income from Investment
    Operations .......................................          1.04            0.44            0.77            0.56
                                                         -----------     -----------     -----------     -----------


LESS DISTRIBUTIONS PAID:
    From net investment
        income .......................................         (0.47)          (0.47)          (0.48)          (0.48)
    From net realized gains ..........................         (0.08)          (0.05)          (0.02)             --
    In excess of net
        investment income ............................            --           (0.03)             --              --
    In excess of net realized gains...................            --              --              --              --
                                                         -----------     -----------     -----------     -----------


Total Distributions Paid .............................         (0.55)          (0.55)          (0.50)          (0.48)
                                                         -----------     -----------     -----------     -----------


NET ASSET VALUE,
    END OF YEAR ......................................   $     10.73     $     10.24     $     10.35     $     10.08
                                                         -----------     -----------     -----------     -----------


TOTAL RETURN(2) ......................................         10.39%           4.32%           7.80%           5.78%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands,
    end of year ......................................   $   167,220     $   136,372     $   125,113     $   118,690




                                                         CALIFORNIA                           INTERNATIONAL
                                                         TAX-EXEMPT                           FIXED INCOME
                                                            FUND                                  FUND
                                                         ----------     --------------------------------------------------------
                                                            YEAR           YEAR           YEAR           YEAR           YEAR
                                                            ENDED          ENDED          ENDED          ENDED          ENDED
                                                          MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,
                                                           1998(1)         1998           1997           1996           1995
NET  ASSET VALUE,
    BEGINNING OF YEAR ................................   $     10.00    $     10.08    $     10.62    $     10.64    $     10.00

INCOME (LOSS) FROM
    INVESTMENT OPERATIONS:
    Net investment income ............................          0.41           0.43           0.56           0.78           0.58
    Net realized and unrealized
        gains (losses) on invest-
        ments, forward foreign cur-
        rency contracts and foreign
        currency transactions ........................          0.76           0.02          (0.40)         (0.16)          0.64
                                                         -----------    -----------    -----------    -----------    -----------


Total Income from Investment
    Operations .......................................          1.17           0.45           0.16           0.62           1.22
                                                         -----------    -----------    -----------    -----------    -----------


LESS DISTRIBUTIONS PAID:
    From net investment
        income .......................................         (0.41)         (0.59)         (0.58)         (0.62)         (0.56)
    From net realized gains ..........................            --          (0.09)         (0.11)         (0.02)            --
    In excess of net
        investment income ............................            --             --             --             --          (0.02)
    In excess of net realized gains...................            --             --          (0.01)            --             --
                                                         -----------    -----------    -----------    -----------    -----------


Total Distributions Paid .............................         (0.41)         (0.68)         (0.70)         (0.64)         (0.58)
                                                         -----------    -----------    -----------    -----------    -----------


NET ASSET VALUE,
    END OF YEAR ......................................   $     10.76    $      9.85    $     10.08    $     10.62    $     10.64
                                                         -----------    -----------    -----------    -----------    -----------


TOTAL RETURN(2) ......................................         11.86%          4.61%          1.39%          5.84%         12.77%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands,
    end of year ......................................   $    39,943    $    13,675    $    16,426    $    15,665    $    13,028

FIXED INCOME FUNDS

                                                                                      FIXED
                                                                                     INCOME
                                                                                      FUND
                                                              ---------------------------------------------------
                                                                YEAR          YEAR            YEAR          YEAR
                                                                ENDED         ENDED           ENDED         ENDED
                                                              MARCH 31,     MARCH 31,       MARCH 31,     MARCH 31,
                                                                1998          1997            1996          1995
                                                                ----          ----            ----          ----
Ratio to average net assets of:(3)
  Expenses, net of waivers
        and reimbursements............................          0.90%         0.90%           0.90%          0.90%
Expenses, before waivers
        and reimbursements............................          1.09%         1.12%           1.14%          1.18%
Net investment income,
      net of waivers and
        reimbursements................................          5.71%         5.69%           5.79%          6.48%
  Net investment income,
      before waivers
        and reimbursements............................          5.52%         5.47%           5.55%          6.20%

PORTFOLIO TURNOVER
  RATE  ..............................................         33.55%        87.64%          116.22%        55.27%



                                                                                                               CALIFORNIA
                                                                             TAX-EXEMPT                        TAX-EXEMPT
                                                                                FUND                              FUND
                                                          ----------------------------------------------          ----
                                                          YEAR          YEAR          YEAR          YEAR          YEAR
                                                          ENDED         ENDED         ENDED         ENDED         ENDED
                                                        MARCH 31,     MARCH 31,     MARCH 31,     MARCH 31,     MARCH 31,
                                                          1998          1997          1996          1995         1998(1)
                                                          ----          ----          ----          ----         -------
Ratio to average net assets of:(3)
  Expenses, net of waivers
        and reimbursements............................     0.85%         0.85%       0.85%         0.85%         0.85%
Expenses, before waivers
        and reimbursements............................     1.09%         1.10%       1.10%         1.11%         1.60%
Net investment income,
      net of waivers and
        reimbursements................................     4.42%         4.61%       4.62%         4.95%         4.01%
  Net investment income,
      before waivers
        and reimbursements............................     4.18%         4.36%       4.37%         4.69%         3.26%

PORTFOLIO TURNOVER
  RATE  ..............................................    74.32%         8.10%      60.50%        54.94%        22.22%



                                                                            INTERNATIONAL
                                                                            FIXED INCOME
                                                                                FUND
                                                           ----------------------------------------------
                                                           YEAR          YEAR          YEAR          YEAR
                                                           ENDED         ENDED         ENDED         ENDED
                                                         MARCH 31,     MARCH 31,     MARCH 31,     MARCH 31,
                                                           1998          1997          1996          1995
                                                           ----          ----          ----          ----
Ratio to average net assets of:(3)
  Expenses, net of waivers
        and reimbursements............................     1.15%          1.15%       1.15%          1.15%
Expenses, before waivers
        and reimbursements............................     1.87%          1.96%       2.00%          2.42%
Net investment income,
      net of waivers and
        reimbursements................................     4.98%          5.49%       5.75%          5.96%
  Net investment income,
      before waivers
        and reimbursements............................     4.26%          4.68%       4.90%          4.69%

PORTFOLIO TURNOVER
  RATE  ..............................................    30.26%         37.76%      52.05%         43.24%



(1) For the period April 8, 1997 (commencement of operations) through March 31, 1998.

(2) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.

(3)      Annualized for periods less than a full year.

EQUITY FUNDS

                                                                   INCOME EQUITY
                                                                        FUND
                                            -----------------------------------------------------------
                                               YEAR            YEAR            YEAR               YEAR
                                               ENDED           ENDED           ENDED              ENDED
                                             MARCH 31,       MARCH 31,       MARCH 31,          MARCH 31,
                                               1998            1997            1996               1995
                                               ----            ----            ----               ----
SELECTED PER SHARE DATA

NET ASSET VALUE, BEGINNING OF YEAR ......   $     11.81     $     11.59     $      9.95     $     10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income .................          0.45            0.44            0.34            0.29
  Net realized and unrealized gains
  (losses) on investments, options,
  futures contracts and foreign
  currency transactions .................          3.02            1.19            1.66           (0.08)
                                           -----------     -----------     -----------     -----------

  Total Income (Loss) from Investment
  Operations ............................          3.47            1.63            2.00            0.21
                                           -----------     -----------     -----------     -----------

LESS DISTRIBUTIONS PAID:
  From net investment income ............         (0.44)          (0.44)          (0.36)          (0.26)
  From net realized gains ..............          (1.03)          (0.97)             --              --
  In excess of net investment income ....            --              --              --              --
  In excess of net realized gains ......             --              --              --              --
                                            -----------     -----------     -----------     -----------

  Total Distributions Paid ..............         (1.47)          (1.41)          (0.36)          (0.26)
                                            -----------     -----------     -----------     -----------

NET ASSET VALUE, END OF YEAR ............   $     13.81     $     11.81     $     11.59     $      9.95
                                            -----------     -----------     -----------     -----------

TOTAL RETURN(4)  ........................         31.00%          14.42%          20.41%           2.21%

SUPPLEMENTAL DATA AND RATIOS:
  Net assets, in thousands,
  end of year ..........................    $   117,562     $    77,102     $    55,919     $    38,954
  Ratio to average net assets of: (5)
  Expenses, net of waivers and
          reimbursements ................          1.00%           1.00%           1.00%           1.00%
  Expenses, before waivers and
          reimbursements ................          1.37%           1.42%           1.48%           1.55%
  Net investment income, net of
    waivers and reimbursements ..........          3.53%           3.71%           3.17%           3.08%
  Net investment income (loss),
        before waivers and
          reimbursements ................          3.16%           3.29%           2.69%           2.53%

PORTFOLIO TURNOVER RATE .................         81.24%          72.04%          67.32%          45.68%


                                                   STOCK INDEX                                 GROWTH EQUITY
                                                       FUND                                         FUND
                                            ------------------------      --------------------------------------------------------
                                               YEAR           YEAR           YEAR           YEAR           YEAR           YEAR
                                               ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                             MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,
                                               1998           1997(1)        1998           1997           1996           1995
                                               ----           -------        ----           ----           ----           ----
NET ASSET VALUE, BEGINNING OF YEAR ......   $     10.74    $     10.00    $     13.93    $     13.15    $     10.61    $     10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income .................          0.15           0.08           0.03           0.08           0.08           0.08
  Net realized and unrealized gains
  (losses) on investments, options,
  futures contracts and foreign
  currency transactions .................          4.80           0.74           6.36           1.49           2.59           0.60
                                            -----------     -----------     -----------     -----------   -----------   -----------

  Total Income (Loss) from Investment
  Operations ............................          4.95           0.82           6.39           1.57           2.67           0.68

                                            -----------     -----------     -----------     -----------    ----------   -----------
LESS DISTRIBUTIONS PAID:
  From net investment income ............         (0.15)         (0.07)         (0.03)         (0.08)         (0.08)         (0.07)
  From net realized gains ..............          (0.51)         (0.01)         (1.67)         (0.71)         (0.05)            --
  In excess of net investment income ....            --             --             --             --             --             --
  In excess of net realized gains ......             --             --             --             --             --             --
                                            -----------     -----------     -----------     -----------    ----------   -----------
  Total Distributions Paid ..............         (0.66)         (0.08)         (1.70)         (0.79)         (0.13)         (0.07)
                                            -----------     -----------     -----------     -----------    ----------   -----------

NET ASSET VALUE, END OF YEAR ............   $     15.03    $     10.74    $     18.62    $     13.93    $     13.15    $     10.61
                                            -----------     -----------     -----------     -----------    ----------   -----------

TOTAL RETURN(4)  ........................         47.11%          8.21%         48.06%         11.72%         25.13%          6.90%

SUPPLEMENTAL DATA AND RATIOS:
  Net assets, in thousands,
  end of year ..........................    $    93,907    $    35,840    $   479,782    $   302,605    $   224,571    $   113,185
  Ratio to average net assets of: (5)
  Expenses, net of waivers and
          reimbursements ................          0.55%          0.55%          1.00%          1.00%          1.00%          1.00%
  Expenses, before waivers and
          reimbursements ................          1.18%          2.23%          1.30%          1.33%          1.36%          1.40%
  Net investment income, net of
    waivers and reimbursements ..........          1.23%          1.92%          0.18%          0.56%          0.70%          0.86%
  Net investment income (loss),
        before waivers and
          reimbursements ................          0.60%          0.24%         (0.12)%         0.23%          0.34%          0.46%

PORTFOLIO TURNOVER RATE .................         32.06%         64.94%         73.85%         67.34%         73.20%         82.90%

EQUITY FUNDS

                                                                            SELECT EQUITY
                                                                                 FUND
                                                -----------------------------------------------------------------------
                                                    YEAR               YEAR               YEAR                 YEAR
                                                    ENDED              ENDED              ENDED                ENDED
                                                  MARCH 31,           MARCH 31,          MARCH 31,            MARCH 31,
                                                    1998                1997               1996                 1995
                                                    ----                ----               ----                 ----
SELECTED PER SHARE DATA

NET ASSET VALUE, BEGINNING OF YEAR ......       $     14.55         $     13.12         $     10.77         $     10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ................              0.02                0.02                0.02                0.06
   Net realized and unrealized gains
     (losses) on investments, options,
     futures contracts and foreign
     currency transactions ..............              6.81                2.05                2.73                0.75
                                                -----------         -----------         -----------         -----------

   Total Income (Loss) from Investment
     Operations .........................              6.83                2.07                2.75                0.81
                                                -----------         -----------         -----------         -----------

LESS DISTRIBUTIONS PAID:
   From net investment income ...........             (0.02)              (0.02)              (0.03)              (0.04)
   From net realized gains ..............             (2.20)              (0.62)              (0.37)                 --
   In excess of net investment income ...                --                  --                  --                  --
   In excess of net realized gains ......                --                  --                  --                  --
                                                -----------         -----------         -----------         -----------

Total Distributions Paid ................             (2.22)              (0.64)              (0.40)              (0.04)
                                                -----------         -----------         -----------         -----------

NET ASSET VALUE, END OF YEAR ............       $     19.16         $     14.55         $     13.12         $     10.77
                                                -----------         -----------         -----------         -----------

TOTAL RETURN(4) .........................             49.71%              15.64%              25.70%               8.18%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands,
   end of year ..........................       $   126,536         $    63,677         $    33,842         $    15,123
Ratio to average net assets of:(5)
   Expenses, net of waivers and
     reimbursements .....................              1.00%               1.00%               1.00%               1.00%
   Expenses, before waivers and
     reimbursements .....................              1.58%               1.67%               1.91%               2.61%
   Net investment income, net of
     waivers and reimbursements .........              0.15%               0.21%               0.22%               0.82%
   Net investment income (loss),
     before waivers and
     reimbursements .....................             (0.43)%             (0.46)%             (0.69)%             (0.79)%

PORTFOLIO TURNOVER RATE .................            148.55%              72.68%             137.99%              48.88%



                                                                              SMALL CAP
                                                                                FUND
                                                -----------------------------------------------------------------------
                                                  YEAR                 YEAR               YEAR                 YEAR
                                                  ENDED                ENDED              ENDED                ENDED
                                                 MARCH 31,            MARCH 31,          MARCH 31,            MARCH 31,
                                                  1995(2)               1998               1997                1996
                                                  -------               ----               ----                ----
NET ASSET VALUE, BEGINNING OF YEAR ......       $     12.31         $     11.58         $      9.98         $     10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ................              0.03                0.07                0.05                0.11
   Net realized and unrealized gains
     (losses) on investments, options,
     futures contracts and foreign
     currency transactions ..............              5.14                1.37                2.29               (0.05)
                                                -----------         -----------         -----------          -----------
   Total Income (Loss) from Investment
     Operations .........................              5.17                1.44                2.34                0.06
                                                -----------         -----------         -----------          -----------

LESS DISTRIBUTIONS PAID:
   From net investment income ...........             (0.04)              (0.06)              (0.07)              (0.08)
   From net realized gains ..............             (0.68)              (0.65)              (0.67)                 --
   In excess of net investment income ...                --                  --                  --                  --
   In excess of net realized gains ......                --                  --                  --                  --
                                                -----------         -----------         -----------          -----------
Total Distributions Paid ................             (0.72)              (0.71)              (0.74)              (0.08)
                                                -----------         -----------         -----------          -----------
NET ASSET VALUE, END OF YEAR ............       $     16.76         $     12.31         $     11.58         $      9.98
                                                -----------         -----------         -----------          -----------
TOTAL RETURN(4) .........................             42.71%              12.48%              24.09%               0.57%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands,
   end of year ..........................       $   368,579         $   197,113         $   155,238         $    76,627
Ratio to average net assets of:(5)
   Expenses, net of waivers and
     reimbursements .....................              1.00%               1.00%               1.00%               1.00%
   Expenses, before waivers and
     reimbursements .....................              1.53%               1.54%               1.61%               1.76%
   Net investment income, net of
     waivers and reimbursements .........              0.28%               0.54%               0.65%               1.36%
   Net investment income (loss),
     before waivers and
     reimbursements .....................             (0.25)%              0.00%               0.04%               0.60%

PORTFOLIO TURNOVER RATE .................             18.59%              18.92%              46.59%              82.46%



                                                                             INTERNATIONAL
                                                                             GROWTH EQUITY
                                                                                 FUND
                                                -----------------------------------------------------------------------
                                                   YEAR                YEAR               YEAR                YEAR
                                                   ENDED               ENDED              ENDED               ENDED
                                                  MARCH 31,           MARCH 31,          MARCH 31,           MARCH 31,
                                                    1998                1997                1996                1995
NET ASSET VALUE, BEGINNING OF YEAR ......       $     10.05         $     10.23         $      9.61         $     10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ................              0.09                0.09                0.17                0.04
   Net realized and unrealized gains
     (losses) on investments, options,
     futures contracts and foreign
     currency transactions ..............              1.98                0.18                0.65               (0.31)
                                                -----------         -----------         -----------          -----------
   Total Income (Loss) from Investment
     Operations .........................              2.07                0.27                0.82               (0.27)
                                                -----------         -----------         -----------          -----------

LESS DISTRIBUTIONS PAID:
   From net investment income ...........             (0.07)              (0.09)              (0.11)              (0.03)
   From net realized gains ..............             (0.29)              (0.23)                 --                  --
   In excess of net investment income ...             (0.10)                 --               (0.09)                 --
   In excess of net realized gains ......                --               (0.13)                 --               (0.09)
                                                -----------         -----------         -----------          -----------

Total Distributions Paid ................             (0.46)              (0.45)              (0.20)              (0.12)
                                                -----------         -----------         -----------          -----------

NET ASSET VALUE, END OF YEAR ............       $     11.66         $     10.05         $     10.23         $      9.61
                                                -----------         -----------         -----------          -----------

TOTAL RETURN(4) .........................             21.34%               2.61%               8.61%              (2.65)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands,
   end of year ..........................       $   178,210         $   165,892         $   181,237         $   114,673
Ratio to average net assets of:(5)
   Expenses, net of waivers and
     reimbursements .....................              1.25%               1.25%               1.25%               1.25%
   Expenses, before waivers and
     reimbursements .....................              1.62%               1.63%               1.65%               1.71%
   Net investment income, net of
     waivers and reimbursements .........              0.79%               0.78%               0.92%               0.47%
   Net investment income (loss),
     before waivers and
     reimbursements .....................              0.42%               0.40%               0.52%               0.01%

PORTFOLIO TURNOVER RATE .................            145.02%             190.94%             216.86%             158.31%

EQUITY FUNDS


                                                                           INTERNATIONAL
                                                                           SELECT EQUITY
                                                                                FUND

                                                -----------------------------------------------------------------------
                                                    YEAR               YEAR               YEAR                 YEAR
                                                    ENDED              ENDED              ENDED                ENDED
                                                  MARCH 31,          MARCH 31,           MARCH 31,            MARCH 31,
                                                    1998               1997               1996                1995(3)
                                                    ----               ----               ----                -------
SELECTED PER SHARE DATA

NET ASSET VALUE, BEGINNING OF YEAR ......       $     10.37         $     10.73         $      9.78         $     10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
 Net investment income ..................              0.22                0.04                0.01                0.04
 Net realized and unrealized gains
  (losses) on investments, options,
  futures contracts and foreign
  currency transactions .................              2.19               (0.25)               0.99               (0.23)
                                                -----------         -----------         -----------         -----------


 Total Income (Loss) from Investment
  Operations ............................              2.41               (0.21)               1.00               (0.19)
                                                -----------         -----------         -----------         -----------


LESS DISTRIBUTIONS PAID:
 From net investment income .............             (0.16)              (0.03)              (0.02)              (0.03)
 From net realized gains ................                --                  --                  --                  --
 In excess of net investment income .....             (0.10)              (0.04)              (0.03)                 --
 In excess of net realized gains ........                --               (0.08)                 --                  --
                                                -----------         -----------         -----------         -----------


 Total Distributions Paid ...............             (0.26)              (0.15)              (0.05)              (0.03)
                                                -----------         -----------         -----------         -----------


NET ASSET VALUE, END OF YEAR ............       $     12.52         $     10.37         $     10.73         $      9.78
                                                -----------         -----------         -----------         -----------


TOTAL RETURN(4) .........................             23.74%              (1.95)%             10.20%              (1.95)%

SUPPLEMENTAL DATA AND RATIOS:
 Net assets, in thousands,
  end of period .........................       $   117,618         $   108,944         $   102,719         $    71,958
 Ratio to average net assets of:(5)
  Expenses, net of waivers and
    reimbursements ......................              1.25%               1.25%               1.25%               1.25%
  Expenses, before waivers and
    reimbursements ......................              1.64%               1.66%               1.71%               1.75%
  Net investment income, net of
    waivers and reimbursements ..........              0.29%               0.47%               0.12%               0.47%
  Net investment income (loss),
    before waivers and
    reimbursements ......................             (0.10)%              0.06%              (0.34)%             (0.03)%

PORTFOLIO TURNOVER RATE .................             98.22%              97.60%             176.71%              97.69%



                                                           TECHNOLOGY
                                                              FUND
                                                -------------------------------
                                                   YEAR                 YEAR
                                                   ENDED                ENDED
                                                 MARCH 31,            MARCH 31,
                                                   1998                  1997
                                                   ----                  ----
NET ASSET VALUE, BEGINNING OF YEAR ......       $     11.95         $     10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
 Net investment income ..................                --                  --
 Net realized and unrealized gains
  (losses) on investments, options,
  futures contracts and foreign
  currency transactions .................              6.06                2.10
                                                -----------         -----------


 Total Income (Loss) from Investment
  Operations ............................              6.06                2.10
                                                -----------         -----------

LESS DISTRIBUTIONS PAID:
 From net investment income .............                --                  --
 From net realized gains ................             (0.90)              (0.15)
 In excess of net investment income .....                --                  --
 In excess of net realized gains ........                --                  --
                                                -----------         -----------

 Total Distributions Paid ...............             (0.90)              (0.15)
                                                -----------         -----------


NET ASSET VALUE, END OF YEAR ............       $     17.11         $     11.95
                                                -----------         -----------


TOTAL RETURN(4) .........................             52.62%              20.82%

SUPPLEMENTAL DATA AND RATIOS:
 Net assets, in thousands,
  end of period .........................       $   104,389         $    43,754
 Ratio to average net assets of:(5)
  Expenses, net of waivers and
    reimbursements ......................              1.25%               1.25%
  Expenses, before waivers and
    reimbursements ......................              1.59%               2.02%
  Net investment income, net of
    waivers and reimbursements ..........             (0.96)%             (0.75)%
  Net investment income (loss),
    before waivers and
    reimbursements ......................             (1.30)%             (1.52)%

PORTFOLIO TURNOVER RATE .................             74.75%              67.89%

EQUITY FUNDS



(1) For the period October 7, 1996 (commencement of operations) through March 31, 1997.

(2) For the period April 6, 1994 (commencement of operations) through March 31, 1995.

(3) For the period April 5, 1994 (commencement of operations) through March 31, 1995.

(4) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.

(5)      Annualized for periods less than a full year.

INVESTMENT INFORMATION

The investment objectives and policies of each of the Funds are described below. Additional information regarding the securities, investment techniques and restrictions of each Fund are described under "Additional Investment Information, Risks and Considerations."

MONEY MARKET FUNDS

MONEY MARKET FUND. The investment objective of the Money Market Fund is to seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high-quality money market instruments. In pursuing its investment objective, the Money Market Fund may invest in a broad range of government, bank and commercial obligations that are available in the money markets. In particular, the Fund may invest in:

         (A) U.S. dollar-denominated obligations of U.S. banks with total assets in excess of $1 billion (including obligations of foreign branches of such banks);

         (B) U.S. dollar-denominated obligations of foreign commercial banks with total assets in excess of $5 billion;

         (C) high quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard & Poor's Ratings Services ("S&P"), Prime-2 or higher by Moody's Investors Service, Inc. ("Moody's"), D-2 or higher by Duff & Phelps Credit Co. ("Duff"), F-2 or higher by Fitch IBCA, Inc. ("Fitch") or TBW-2 or higher by Thomson BankWatch, Inc. ("TBW");

         (D) rated and unrated corporate bonds, notes, paper and other instruments that are of comparable quality to the commercial paper permitted to be purchased by the Fund;

         (E) asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables);

         (F) securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities and custodial receipts with respect thereto;

         (G) dollar-denominated securities issued or guaranteed by one or more foreign governments or political subdivisions, agencies or instrumentalities thereof;

         (H) repurchase agreements relating to the above instruments; and

         (I) securities issued or guaranteed by state or local governmental bodies.

U.S. GOVERNMENT MONEY MARKET FUND. The investment objective of the U.S. Government Money Market Fund is also to seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high-quality money market instruments. The U.S. Government Money Market Fund seeks to achieve its investment objective by investing in:

         (A) securities issued or guaranteed as to principal and interest by the U.S. government or by any of its agencies or instrumentalities (including the International Bank for Reconstruction and Development);

         (B) repurchase agreements relating to the above instruments; and

         (C) custodial receipts with respect to securities issued or guaranteed as to principal and interest by the U.S. Government or by any of its agencies or instrumentalities.

U.S. GOVERNMENT SELECT MONEY MARKET FUND. The investment objective of the U.S. Government Select Money Market Fund is to seek to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high-quality money market instruments. The U.S. Government Select Money Market Fund seeks to achieve its investment objective by investing solely in securities issued or guaranteed as to principal and interest by the U.S. government or by any of its agencies or instrumentalities.

         In making investment decisions, Northern Trust will seek to acquire, during normal market conditions, only those U.S. government securities the interest on which is generally exempt from state income taxation. Securities generally eligible for this exemption include, but are not limited to, those issued by the U.S. Treasury and certain U.S. government agencies and instrumentalities, including the Tennessee Valley Authority, Federal Home Loan Bank and Federal Farm Credit Bank Funding Corp. The Fund intends to limit investments to only exempt U.S. government securities. However, under extraordinary circumstances, such as when appropriate exempt securities are unavailable, the Fund may make investments in non-exempt U.S. government securities and cash equivalents, and may hold uninvested cash. See "Distributions and Taxes" below for certain tax considerations.

MUNICIPAL MONEY MARKET FUND. The investment objective of the Municipal Money Market Fund is to seek, to the extent consistent with the preservation of capital and prescribed portfolio standards, a high level of income exempt from regular federal income tax by investing primarily in municipal instruments. The Municipal Money Market Fund seeks to achieve its investment objective by investing in:

         (A) fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by S&P, D-2 or higher by Duff or F-2 or higher by Fitch;

         (B) tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by S&P, D-2 or higher by Duff or F-2 or higher by Fitch;

         (C) rated and unrated municipal bonds, notes, paper or other instruments that are of comparable quality to the tax-exempt commercial paper permitted to be purchased by the Fund; and

         (D) municipal bonds and notes which are guaranteed as to principal and interest by the U.S. government or an agency or instrumentality thereof or which otherwise depend directly or indirectly on the credit of the United States.

CALIFORNIA MUNICIPAL MONEY MARKET FUND. The investment objective of the California Municipal Money Market Fund is to seek to provide, to the extent consistent with the preservation of capital and prescribed portfolio standards, a high level of income exempt from regular federal income tax and California state personal income tax. The California Municipal Money Market Fund seeks to achieve its investment objective by investing in:

         (A) fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by S&P, D-2 or higher by Duff or F-2 or higher by Fitch;

         (B) tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by S&P, D-2 or higher by Duff or F-2 or higher by Fitch;

         (C) rated and unrated municipal bonds, notes, paper or other instruments that are of comparable quality to the tax-exempt commercial paper permitted to be purchased by the Fund; and

         (D) municipal bonds and notes which are guaranteed as to principal and interest by the U.S. government or an agency or instrumentality thereof or which otherwise depend directly or indirectly on the credit of the United States.

         Because the California Municipal Money Market Fund concentrates its investments in obligations issued by California and its political subdivisions, an investment in this Fund may be riskier than an investment in the other Money Market Funds.

OTHER INFORMATION. All securities acquired by the Money Market Funds will be determined at the time of purchase by Northern Trust to present minimal credit risks and will be "Eligible Securities" as defined by the Securities and Exchange Commission (the "SEC"). Eligible Securities include, generally, (i) securities that either (a) have short-term debt ratings at the time of purchase in the two highest rating categories by at least two unaffiliated nationally recognized statistical rating organizations ("NRSROs") (or one NRSRO if the security is rated by only one NRSRO), or (b) are issued or guaranteed by, or otherwise allow a Fund under specified conditions to demand payment from, a person with such ratings, and (ii) securities that are unrated (including securities of issuers that have long-term but not short-term ratings) but are determined to be of comparable quality. The Additional Statement includes a description of applicable NRSRO ratings.

         Each Money Market Fund is managed so that the average maturity of all instruments in the Fund (on a dollar-weighted basis) will not exceed 90 days. In no event will the Money Market Funds purchase any securities which mature more than 397 days from the date of purchase (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements). Securities in which the Money Market Funds invest may not earn as high a level of income as longer term or lower quality securities, which generally have greater market risk and more fluctuation in market value.

         As a matter of fundamental policy, changeable only with the approval of the holders of a majority of the outstanding shares of a Fund, at least 80% of the annual gross income of the Municipal Money Market Fund and the California Municipal Money Market Fund will be derived from debt instruments, the interest on which is, in the opinion of bond counsel or counsel for the issuers, exempt from regular income tax ("Municipal Instruments"), except in extraordinary circumstances such as when Northern Trust believes that market conditions indicate that the Fund should adopt a temporary defensive posture by holding uninvested cash or investing in taxable short-term securities ("Taxable Investments"). In addition, as a non-fundamental policy, under normal market conditions at least 65% of the value of the California Municipal Money Market Fund's total assets will be invested in Municipal Instruments the interest on which, in the opinion of bond counsel for the issuers, is exempt from California state personal income tax ("California Municipal Instruments"). These opinions may contain various assumptions, qualifications or exceptions that are reasonably acceptable to Northern Trust. The Municipal Money Market and California Municipal Money Market Funds are not limited in the amount of their assets that may be invested in "private activity bonds" the interest on which may be treated as an item of tax preference to shareholders under the federal alternative minimum tax. Taxable Investments will consist exclusively of instruments that may be purchased by the Money Market Fund. Under normal market conditions, Taxable Investments will not exceed 20% of the value of the total assets of either Fund; during temporary defensive periods, however, all or any portion of a Fund's assets may be invested in such instruments.

FIXED INCOME FUNDS

U.S. GOVERNMENT FUND, SHORT-INTERMEDIATE U.S. GOVERNMENT FUND AND FIXED INCOME FUND. The investment objective of the U.S. Government Fund, the Short-Intermediate U.S. Government Fund and the Fixed Income Fund is to seek a high level of current income.

         Both the U.S. Government Fund and the Short-Intermediate U.S. Government Fund seek to achieve their objective by investing primarily (at least 65% of the value of their respective total assets during normal market conditions) in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities and repurchase agreements relating to such securities. These securities may include mortgage-related securities issued by agencies of the U.S. government. The U.S. Government Fund's dollar-weighted average maturity will be between one and ten years. The Short-Intermediate U.S. Government Fund's dollar-weighted average maturity will be between two and five years.

         The Fixed Income Fund seeks to achieve its objective by investing in a broad range of fixed income securities while maintaining its dollar-weighted average maturity between seven and twelve years. The Fund will invest primarily (at least 65% of the value of its total assets during normal market conditions) in fixed income securities rated investment grade or better at the time of purchase by at least one major rating agency (within the four highest rating categories of S&P, Duff, Fitch or Moody's) or, if unrated, of comparable quality as determined by Northern Trust. These securities may be of all types and in any proportion, including obligations of the U.S. government, its agencies or instrumentalities, obligations of foreign, state and local governments, obligations of U.S. and foreign corporations, obligations of U.S. and foreign banks and repurchase agreements relating to such obligations. The Fund may purchase bonds, debentures, mortgage and other asset-related securities, convertible debentures and zero coupon, pay-in-kind and capital appreciation bonds. The Fund may also invest in short-term obligations that are permissible investments for the Money Market Fund. The obligations of a foreign issuer will not be purchased by the Fixed Income Fund if, as a result of the purchase, more than 20% of the Fund's total assets will be invested in the obligations of issuers within a single foreign country.

         Each Fund will normally maintain the dollar-weighted average maturity of its portfolio within the specified range described above. The maturities of certain instruments, however, such as those subject to prepayment or redemption by the issuers, are subject to estimation. There can be no assurance that the estimations used by a Fund for such instruments will, in fact, be accurate or that, if inaccurate, a Fund's dollar-weighted average maturity will remain within the specified limits.

         Each Fund may utilize options, interest rate swaps and futures contracts and the Fixed Income Fund may enter into forward currency contracts as described more fully under "Additional Investment Information, Risks and Considerations."

INTERMEDIATE TAX-EXEMPT FUND, CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND, FLORIDA INTERMEDIATE TAX-EXEMPT FUND, TAX-EXEMPT FUND, ARIZONA TAX-EXEMPT FUND AND CALIFORNIA TAX-EXEMPT FUND. The investment objective of the Intermediate Tax-Exempt Fund and the Florida Intermediate Tax-Exempt Fund is to seek a high level of current income exempt from regular federal income tax by investing in Municipal Instruments while maintaining a dollar-weighted average maturity between three and ten years. The California Intermediate Tax-Exempt Fund seeks a high level of current income exempt from regular federal income tax and California state personal income tax by investing in Municipal Instruments while maintaining a dollar-weighted average maturity between three and ten years. The Tax-Exempt Fund, Arizona Tax-Exempt Fund and California Tax-Exempt Fund seek a high level of current income exempt from regular federal income tax and, in the case of the Arizona Tax-Exempt and California Tax-Exempt Funds, personal income tax of the particular state in which the Fund concentrates, by investing in Municipal Instruments while maintaining a dollar-weighted average maturity between ten and thirty years.

         Municipal Instruments purchased by the Funds will be investment grade or better at the time of purchase by at least one major rating agency (within the four highest rating categories of

S&P, Duff, Fitch or Moody's) or, if unrated, of comparable quality as determined by Northern Trust. Short-term obligations will be limited to those obligations that are permissible investments for the Municipal Money Market Fund.

         As a matter of fundamental policy, changeable only with the approval of the holders of a majority of the outstanding shares of a Fund, at least 80% of the annual gross income of each of these Funds will be derived from Municipal Instruments, except in extraordinary circumstances, such as when Northern Trust believes that market conditions indicate that a Fund should adopt a temporary defensive posture by holding uninvested cash or investing in Taxable Investments. Interest earned by these Funds on "private activity bonds" (if any) that is treated as an item of tax preference under the federal alternative minimum tax ("AMT obligations") will not be deemed to have been derived from Municipal Instruments for purposes of determining whether these Funds meet this fundamental policy.

         In addition, as a matter of non-fundamental policy which may be changed by the Board of Trustees, under normal market conditions, at least 65% of the value of the Florida Intermediate Tax-Exempt Fund's total assets will be invested in Municipal Instruments issued by the state of Florida and its municipalities, counties and other taxing districts, as well as other securities exempt from the Florida intangibles tax ("Florida Municipal Instruments"); at least 65% of the value of each of the California Intermediate Tax-Exempt and California Tax-Exempt Funds' total assets will be invested in California Municipal Instruments; and at least 65% of the value of the Arizona Tax-Exempt Fund's total assets will be invested in Municipal Instruments the interest on which is exempt from Arizona state personal income tax ("Arizona Municipal Instruments"), in the opinion of bond counsel for the issuers. These opinions may contain various assumptions, qualifications or exceptions that are reasonably acceptable to Northern Trust.

         Under normal market conditions, Taxable Investments will not exceed 20% of the value of the total assets of a Fund; during temporary defensive periods, however, all or any portion of a Fund's assets may be invested in such instruments. Taxable Investments will consist exclusively of instruments that may be purchased by the Fixed Income Fund. Certain Municipal Instruments purchased by the Funds (such as "moral obligation" bonds) may be issued by issuers with a "moral" but not legal obligation to provide for the payment of the bonds. See "Additional Investment Information, Risks and Considerations -- Description of Securities and Investment Techniques -- Municipal Securities."

         The California Intermediate Tax-Exempt, Florida Intermediate Tax-Exempt, Arizona Tax-Exempt and California Tax-Exempt Funds are each classified as a non-diversified investment company under the Investment Company Act of 1940 (the "1940 Act"). Investment return on a non-diversified portfolio typically is dependent upon the performance of securities of a smaller number of issuers relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio.

INTERNATIONAL FIXED INCOME FUND. The investment objective of the International Fixed Income Fund is to seek to maximize total return consistent with reasonable risk. In pursuing its investment objective, the Fund invests primarily (at least 65% of the value of its total assets under normal market conditions) in a broad range of fixed income securities of foreign issuers. The Fund's dollar-weighted average maturity will range between three and eleven years.

         Securities purchased by the Fund will generally be rated investment grade or better at the time of purchase (within the four highest rating categories of S&P, Duff, Fitch or Moody's) or, if unrated, be of comparable quality as determined by Northern Trust. These securities may include bonds, debentures, mortgage and other asset-related securities, zero coupon bonds and convertible debentures (i.e., debentures that may convert into other fixed income debt) of foreign governments, their agencies, instrumentalities and political subdivisions; supranational organizations (e.g., the European Investment Bank and Inter-American Development Bank); and foreign corporations and banks. The Fund may also invest in obligations of the U.S. government, its agencies and instrumentalities (including repurchase agreements collateralized by such obligations) and of U.S. corporations and banks. Currently, a substantial portion of the Fund's assets is invested in foreign governmental obligations. Commercial paper and other short-term obligations acquired by the Fund will be rated within the two highest rating categories at the time of purchase or, if unrated, will be determined by Northern Trust to be of comparable quality.

         The International Fixed Income Fund may invest up to 5% of its total assets in non-investment grade convertible securities that are rated "B" or higher by at least one major rating agency at the time of purchase or, if unrated, are determined to be of comparable quality by Northern Trust. See "Additional Investment Information, Risks and Considerations -- Description of Securities and Investment Techniques -- Convertible Securities." The International Fixed Income Fund may make indirect investments in foreign securities through the purchase of EDRs, GDRs and ADRs and may enter into forward currency contracts and utilize options, swaps and futures contracts as more fully described under "Additional Investment Information, Risks and Considerations." Pending investment, as a temporary defensive measure and to meet anticipated redemption requests, the International Fixed Income Fund may also invest, in accordance with its investment policies, in various short-term obligations that are permissible investments for the Money Market Fund, as well as other similar foreign denominated short-term obligations.

         The International Fixed Income Fund is classified as a non-diversified investment company under the 1940 Act. Investment return on a non-diversified portfolio typically is dependent upon the performance of securities of a smaller number of issuers relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of the International Fixed Income Fund more than it would the other Funds.

HIGH YIELD MUNICIPAL FUND. The investment objective of the High Yield Municipal Fund is to seek a high level of current income exempt from regular federal income tax. In pursuing its investment objective, the Fund invests primarily (at least 65% of the value of its total assets under normal market conditions) in rated and unrated Municipal Instruments that are of low, medium or upper medium quality. Upper medium quality securities are rated A by an NRSRO, and medium quality securities are rated BBB or Baa by an NRSRO. Lower quality securities, also commonly referred to as "non-investment grade" or "junk bonds," are rated BB, Ba or lower by an NRSRO. Unrated Municipal Instruments purchased by the Fund will be of comparable quality as determined by Northern Trust. Lower quality securities tend to offer higher yields than higher rated securities with similar maturities, but present greater risk of loss. There is no minimum rating for a Municipal Instrument purchased or held by the Fund, and the Fund may purchase or hold securities rated in the lowest rating category or securities in default. Although under normal market conditions the Fund invests primarily in low, medium or upper medium quality securities, it may invest a portion of its assets in securities of higher quality when Northern Trust believes it is appropriate to do so in pursuance of the Fund's investment objective, and may invest all of its assets in higher quality securities during temporary defensive periods.

As a matter of fundamental policy, changeable only with the approval of the holders of a majority of the outstanding shares of the Fund, at least 80% of the Fund's annual gross income will be derived from Municipal Instruments, except in extraordinary circumstances, such as when Northern Trust believes the market conditions indicate that a Fund should adopt a temporary defensive posture by holding uninvested cash or investing in Taxable Investments. Under normal market conditions, Taxable Investments will not exceed 20% of the value of the total assets of the Fund; during temporary defensive periods, however, all or any portion of the Fund's assets may be invested in such instruments. Taxable Investments will consist of instruments that may be purchased by the High Yield Fixed Income Fund. The Fund is not limited in the amount of its assets that may be invested in "private activity bonds" the interest on which may be treated as an item of tax preference to shareholders under the federal alternative minimum tax.

The Fund does not have any minimum portfolio maturity limitation, and may invest its assets from time to time primarily in instruments with short, medium or long maturities. The types of Municipal Instruments held by the Fund are considered speculative, and an investment in the Fund presents substantial risks. See "High Yield Funds - Additional Risks and Considerations."

HIGH YIELD FIXED INCOME FUND. The investment objective of the High Yield Fixed Income Fund is to seek a high level of current income. In seeking current income, the Fund may also consider the potential for capital appreciation. In pursuing its investment objective, the Fund invests primarily (at least 65% of the value of its total assets under normal market conditions) in rated and unrated fixed income instruments that are of lower quality. Lower quality securities, also commonly referred to as "non-investment grade" or "junk bonds," are rated BB, Ba or lower by an NRSRO or, if unrated, of comparable quality as determined by Northern Trust. Lower quality securities tend to offer higher yields than higher rated securities with similar maturities, but present greater risk of loss. There is no minimum rating for a security purchased or held by the Fund, and the Fund may purchase or hold securities rated in the lowest rating category or securities in default. Although under normal market conditions the Fund invests primarily in lower quality securities, it may invest a portion of its assets in securities of higher quality when Northern Trust believes it is appropriate to do so in pursuance of the Fund's investment objectives, and may invest all of its assets in higher quality securities during temporary defensive periods.

The Fund may purchase securities of all types and in any proportion, including obligations of U.S. and foreign corporations and banks, obligations of foreign, state and local governments, obligations of the U.S. government, its agencies or instrumentalities, and repurchase agreements relating to such obligations. The Fund may purchase senior and subordinated bonds and debentures, mortgage and other asset-related securities, zero coupon, pay-in-kind and capital appreciation bonds, convertible securities, preferred stock, structured securities and loan participations. The Fund may also invest in common stocks, warrants, rights and other equity securities, but will generally hold such equity investments only when the Fund holds debt or preferred stock of the same issuer. Foreign issuers whose securities are held by the Fund may be located in countries with emerging markets or securities markets, which present special risks. The securities of a foreign issuer will not be purchased by the Fund if, as a result of the purchase, more than 20% of the Fund's total assets will be invested in the securities of issuers within a single foreign country.

The Fund does not have any minimum or maximum portfolio maturity limitation, and may invest its assets from time to time primarily in securities with short, medium or long maturities.

The Fund may utilize options, interest rate swaps, futures contracts and forward currency contracts as described more fully under "Additional Investment Information, Risks and Considerations." The lower quality fixed income securities held by the Fund are considered speculative, and an investment in the Fund presents substantial risks. See "High Yield Funds - Additional Risks and Considerations."

EQUITY FUNDS

INCOME EQUITY FUND. The investment objective of the Income Equity Fund is to seek a high level of current income with long-term capital appreciation as a secondary objective. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of the value of its total assets in income-producing equity securities (i.e., common and preferred stocks, convertible securities and other equity or equity-related securities). Investments are selected based on factors such as current income, prospects for growth and possible capital appreciation. The Fund expects to make significant investments in convertible securities and, at times, may be fully invested in such securities. Generally, convertible securities will be rated investment grade or better at the time of purchase by at least one major rating agency or, if unrated, will be determined to be of comparable quality by Northern Trust. Investment-grade securities are rated BBB or higher by S&P, Duff or Fitch or Baa or higher by Moody's. Up to 35% of the Fund's total assets may, however, be invested in non-investment grade convertible securities (commonly referred to as "high risk" or "junk" bonds) that are rated "B" or higher by at least one major rating agency or, if unrated, are determined to be of comparable quality by Northern Trust. See "Additional Investment Information, Risks and Considerations -- Description of Securities and Investment Techniques -- Convertible Securities."

         The Fund may also invest, under normal market conditions, up to 35% of its total assets in a broad range of bonds and other fixed income securities rated investment grade or better at the time of purchase. These fixed income securities will be limited to the types that are permissible investments for the Fixed Income Fund. The Fund may utilize interest rate swaps as described more fully under "Additional Investment Information, Risks and Considerations."

STOCK INDEX FUND. The investment objective of the Stock Index Fund is to seek investment results approximating the aggregate price and dividend performance of the securities included in the S&P 500 Index. Although the Fund may not always hold securities of all 500 issuers included in the S&P 500 Index, it will normally invest at least 65% of its total assets in the issues included in the S&P 500 Index. The S&P 500 Index is a market value-weighted index consisting of 500 common stocks which are traded on the New York Stock Exchange, American Stock Exchange and the Nasdaq National Market System and selected by Standard & Poor's Corporation ("Standard & Poor's") through a detailed screening process starting on a macro-economic level and working toward a micro-economic level dealing with company-specific information such as market value, industry group classification, capitalization and trading activity. Standard & Poor's primary objective for the S&P 500 Index is to be the performance benchmark for the U.S. equity markets. The companies chosen for inclusion in the S&P 500 Index tend to be leaders in important industries within the U.S. economy. However, companies are not selected by Standard & Poor's for inclusion because they are expected to have superior stock price performance relative to the market in general or other stocks in particular. Standard & Poor's makes no representation or warranty, implied or express, to purchasers of Fund shares or any member of the public regarding the advisability of investing in the Fund or the ability of the S&P 500 Index to track general stock market performance.

         The Fund is managed through the use of a "passive" or "indexing" investment approach, which attempts to duplicate the investment composition and performance of the S&P 500 Index through statistical procedures. As a result, in this Fund, NTQA does not employ traditional methods of fund investment management, such as selecting securities on the basis of economic, financial and market analysis.

         NTQA believes that under normal market conditions, the quarterly performance of the Fund, before expenses, will be within a .95 correlation with the S&P 500 Index. However, there is no assurance that the Fund will be able to do so on a consistent basis. Deviations from the performance of the S&P 500 Index ("tracking variance") may result from shareholder purchases and redemptions of shares of the Fund that occur daily, as well as from the expenses borne by the Fund. Such purchases and redemptions may necessitate the purchase and sale of securities by the Fund, and the resulting transaction costs may be substantial because of the number and the characteristics of the securities held. In addition, transaction costs may be incurred because sales of securities received in connection with spin-offs and other corporate reorganizations will be made to conform the Fund's holdings with its investment objective. Tracking variance may also occur due to factors such as the size of the Fund, the maintenance of a cash reserve pending investment or to meet expected redemptions, changes made in the S&P 500 Index or the manner in which the S&P 500 Index is calculated or because NTQA's indexing and investment approach does not produce the intended goal of the Fund. In the event the performance of the Fund is not comparable to the performance of the S&P 500 Index, the Board of Trustees will evaluate the reasons for the deviation and the availability of corrective measures. If substantial deviation in the Fund's performance were to continue for extended periods, it is expected that the Board of Trustees would consider possible changes to the Fund's investment objective.

         The Fund may invest in options, futures contracts and securities issued by other investment companies (such as Standard & Poor's Depository Receipts - "SPDRs") in a manner designed to achieve returns comparable to the S&P 500 Index. The Fund may also invest in certain short-term fixed income securities as cash reserves. The Fund does not anticipate that it would use cash reserves, options or futures contracts and related options as part of a temporary defensive strategy such as lowering its investment in common stocks to protect against potential stock market declines.

GROWTH EQUITY FUND. The investment objective of the Growth Equity Fund is to seek long-term capital appreciation. Any income received is incidental to this objective. The Fund seeks to achieve its objective by investing primarily (at least 65% of the value of its total assets under normal market conditions) in equity securities of "growth companies" that Northern Trust believes have demonstrated above average sales and earnings growth and return on equity relative to their peers and the general market. Investments are selected based on factors such as financial condition, market share, product leadership, earnings growth rates as compared with those of relevant competitors, market valuation in comparison to other stocks and the stock's own historical norms, improving relative price trend and other investment criteria. The Fund will have broad sector exposure and emphasis will be on issue selection rather than sector rotation.

SELECT EQUITY FUND. The investment objective of the Select Equity Fund is to seek long-term capital appreciation. Any income received is incidental to this objective. The Fund pursues its objective by investing, under normal market conditions, at least 65% of the value of its total assets in common stocks of companies believed by Northern Trust to have superior quality and growth characteristics. The Fund is not sector-weighted, and will purchase securities of companies primarily based on their performance in the following areas over a five-year period: growth of sales, growth of earnings per share, consistency of earnings per share growth and return on equity. As companies which perform relatively well in some or all of these categories often retain their earnings to finance current and future growth, they generally pay low or no dividends. The Fund intends to invest primarily in the securities of companies which together with their predecessors have been in continuous operation for at least five years and have stock market capitalizations in excess of $750 million. In addition, the debt relative to capital total return is reviewed over a one-year period.

MID CAP GROWTH FUND. The investment objective of the Mid Cap Growth Fund is to seek long-term capital appreciation. Any income received is incidental to this objective. The Fund seeks to achieve its objective by investing primarily (at least 65% of the value of its total assets under normal market conditions) in equity securities of companies with market capitalizations that are within the capitalization range of the S&P MidCap 400 Index at the time of investment. The S&P MidCap 400 Index is a market-weighted index composed of 400 common stocks chosen by Standard & Poor's for market size, liquidity and industry group representation. The purpose of the S&P MidCap 400 Index is to represent the performance of the medium-capitalization sector of the U.S. securities market. Medium capitalized stocks which are included in the S&P 500 Index are excluded from the S&P MidCap 400 Index. Except for a limited number of Canadian securities, the S&P MidCap 400 does not include foreign securities. As of June 1, 1998, the approximate market capitalization range of the companies included in the S&P MidCap 400 Index was between $328 million and $17.5 billion. The stocks in which the Fund invests may or may not be included in the S&P MidCap 400 Index.

         The Fund will invest in companies with intermediate market capitalizations which Northern Trust believes have demonstrated above-average sales and earnings growth and return on equity relative to their peers. Investments are selected based on factors such as financial condition, market share, product leadership, earnings growth rates as compared with those of relevant competitors, market valuation in comparison to other stocks and the stock's own historical norms, improving relative price trend and other investment criteria. The Fund will have broad sector exposure and emphasis will be on issue selection rather than sector rotation. The Fund may also invest in securities issued by other investment companies (such as Mid-Cap SPDRs) that invest in medium capitalized companies.

         Because medium capitalized companies normally have more limited product lines, markets, distribution channels and financial and managerial resources, investments in such companies entail greater risk and portfolio price volatility than investments in larger capitalized companies.

SMALL CAP INDEX FUND. The investment objective of the Small Cap Index Fund is to seek investment results approximating the aggregate price and dividend performance of the securities included in the Russell Index. Under normal market conditions, the Fund will invest at least 65% of its total assets in the securities included in the Russell Index. The Russell Index is a market value-weighted index composed of the stocks of the smallest 2,000 companies in the Russell 3000 Index, which is composed of the stocks of 3,000 large U.S. domiciled companies (based on market capitalization) that represent approximately 98% of the investable U.S. equity markets. Because of its emphasis on the smallest 2,000 companies, the Russell Index represents approximately 10% of the total market capitalization of the Russell 3000 Index. As of May 31, 1998 the average market capitalization of the companies included in the Russell Index was approximately $467.3 million. The Russell Index is reconstituted annually to reflect changes in market capitalization. The primary criteria used by Frank Russell & Company ("Russell") to determine the initial list of securities eligible for inclusion in the Russell 3000 Index (and, accordingly, the Russell Index) is total market capitalization adjusted for large private holdings and cross-ownership. However, companies are not selected by Russell for inclusion in the Russell Index because they are expected to have superior stock price performance relative to the market in general or other stocks in particular. Russell makes no representation or warranty, implied or express, to purchasers of Fund shares or any member of the public regarding the advisability of investing in the Fund or the ability of the Russell Index to track general market performance of small capitalization stocks.

         The Fund will be constructed to have aggregate investment characteristics similar to those of the Russell Index as a whole. The Fund will invest in securities which will be selected on the basis of such factors as market capitalization, beta, industry sectors and economic factors. The number of issues included will be a function of the Fund's liquidity and size. The Fund will be restructured annually when the Russell Index is reconstituted. The Fund will use a proprietary rebalancing algorithm that attempts to screen out extremely illiquid issues while minimizing portfolio turnover and related expenses.

         It should be noted that small companies in which the Fund may invest may have limited product lines, markets, or financial resources, or may be dependent upon a small management group, and their securities may be subject to more abrupt or erratic market movements than larger, more established companies, both because their securities typically are traded in lower volume and because the issuers typically are subject to a greater degree of change in their earnings and prospects. (See the description of the Small Cap Fund for more information about the risks of investing in small companies.)

         NTQA believes that under normal market conditions, the quarterly performance of the Fund, before expenses, will be within a .95 correlation with the Russell Index. However, there is no assurance that the Fund will be able to do so on a consistent basis. Deviations from the performance of the Russell Index ("tracking variance") may result from shareholder purchases and redemptions of shares of the Fund that occur daily, as well as from the expenses borne by the Fund. Such purchases and redemptions may necessitate the purchase and sale of securities by the Fund, and the resulting transaction costs may be substantial because of the number and the characteristics of the securities held. In addition, transaction costs may be incurred because sales of securities received in connection with spin-offs and other corporate reorganizations will be made to conform the Fund's holdings to its investment objective. Tracking variance may also occur due to factors such as the size of the Fund, the maintenance of a cash reserve pending investment or to meet expected redemptions, changes made in the Russell Index or the manner in which the Russell Index is calculated or because NTQA's indexing and investment approach does not produce the intended goal of the Fund. In the event the performance of the Fund is not comparable to the performance of the Russell Index, the Board of Trustees will evaluate the reasons for the deviation and the availability of corrective measures. These measures may include adjustments to NTQA's portfolio management practices. If substantial deviation in the Fund's performance were to continue for extended periods, it is expected that the Board of Trustees would consider possible changes to the Fund's investment objective.

         The Fund may invest in options, futures contracts and securities issued by other investment companies. The Fund may also invest in certain short-term fixed income securities as cash reserves. However, the Fund will not invest in cash reserves, options or futures contracts and related options as part of a temporary defensive strategy such as lowering its investment in common stocks to protect against potential stock market declines.

SMALL CAP FUND. The investment objective of the Small Cap Fund is to seek long-term capital appreciation. Any income received is incidental to this objective. In seeking to attain its investment objective, the Fund will invest, under normal market conditions, at least 65% of the value of its total assets in equity securities of companies with market capitalizations, at the time of purchase, that are below the median capitalization of stocks listed on the New York Stock Exchange. In selecting stocks, NTQA will consider the relationship between price and book value, and other factors such as trading volume and bid-ask spreads in an effort to allow the Fund to achieve cost-effective diversification.

         While NTQA believes that smaller companies can provide greater growth potential than larger, more mature firms, investing in the securities of such companies also involves greater risk, portfolio price volatility and cost. Historically, small capitalization stocks, which will be the Fund's primary investments, and stocks of recently organized companies, in which the Fund may also invest, have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index. Among the reasons for this greater price volatility are the lower degree of market liquidity (the securities of companies with small stock market capitalizations may trade less frequently and in limited volume) and the greater sensitivity of small companies to changing economic conditions. For example, these companies are associated with higher investment risk due to the greater business risks of small size and limited product lines, markets, distribution channels and financial and managerial resources.

         The values of small company stocks will frequently fluctuate independently of the values of larger company stocks. Small company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. You should, therefore, expect that the net asset value of the Fund's shares will be more volatile than, and may fluctuate independently of, broad stock market indices such as the S&P 500 Index.

         The additional costs associated with the acquisition of small company stocks include brokerage costs, market impact costs (that is, the increase in market prices which may result when the Fund purchases thinly traded stock) and the effect of the "bid-ask" spread in small company stocks. These costs will be borne by all shareholders and may negatively impact investment performance.

INTERNATIONAL GROWTH EQUITY FUND. The investment objective of the International Growth Equity Fund is to seek long-term capital appreciation. Any income received is incidental to this objective. The Fund seeks to achieve its objective by investing principally in common and preferred stocks and securities convertible into common stock of foreign issuers. The Fund will, under normal market conditions, invest at least 65% of the value of its total assets in equity securities. The Fund emphasizes stocks of companies that Northern Trust believes to be growing more rapidly than their respective markets and that have low debt ratios and above-average returns on equity. The Fund is country-weighted but not sector-weighted and selects investments based on such factors as financial condition, market share, product leadership, earnings growth rates as compared with those of relevant competitors in the same local market, market valuation in comparison to other stocks and the stock's own historical norms, improving relative price trend and other investment criteria. The Fund will normally limit its equity investments to the securities of companies which together with their predecessors have been in continuous operation for at least five years and have stock market capitalizations in excess of $750 million. The Fund invests in securities listed on foreign and domestic securities exchanges and securities traded in foreign and domestic over-the-counter markets. See "International Funds -- Further Information."

INTERNATIONAL SELECT EQUITY FUND. The investment objective of the International Select Equity Fund is to seek long-term capital appreciation. Any income received is incidental to this objective. The Fund will pursue its objective by investing primarily (at least 65% of the value of its total assets under normal market conditions) in equity securities of foreign issuers that Northern Trust believes to be growing more rapidly than their respective markets, including stocks of companies that have medium to smaller stock market capitalizations (generally less than $1 billion) and that transact a significant level of their business in countries growing in excess of the world averages. The Fund is neither country-weighted nor sector-weighted and will invest in stocks of companies primarily based on their performance in the following areas over a five-year period: growth of sales, growth of earnings per share, consistency of earnings per share growth, return on equity and low debt relative to total capital. As companies which perform relatively well in some or all of these categories often retain their earnings to finance current and future growth, they generally pay low or no dividends. The Fund will normally limit its equity investments to the securities of companies which together with their predecessors have been in continuous operation for at least five years and have stock market capitalizations in excess of $750 million. The Fund invests in securities listed on foreign and domestic securities exchanges and securities traded in foreign and domestic over-the-counter markets. See "International Funds -- Further Information."

TECHNOLOGY FUND. The Technology Fund's investment objective is to seek long-term capital appreciation by investing principally in equity securities and securities convertible into common stock of companies that develop, produce or distribute products and services related to advances in technology. In addition, the Fund will, under normal market conditions, invest at least 65% of the value of its total assets in securities of companies principally engaged in technology business activities. Northern Trust will consider an issuer principally engaged in technology business activities if such issuer is listed on the Morgan Stanley High-Technology 35 Index (the "Morgan Stanley Index"), the Hambrecht and Quist Technology Index (the "H&Q Index"), the SoundView Technology Index (the "SoundView Index"), the technology grouping of the S&P 500 Index or any other comparable technology index. The Morgan Stanley Index is a broad-market technology indicator dedicated exclusively to the electronics-based technology sector. The 35 stocks in the Morgan Stanley Index include the most highly capitalized American companies drawn from nine technology subsectors: computer services/design software, server software, PC software and new media, networking and telecom equipment, server hardware, PC hardware and peripherals, specialized systems and semi-conductors. The H&Q Index is an index of computer and chip makers, biotechnology concerns and other high-tech companies, and the SoundView Index is an unweighted index consisting of more than 100 technology companies.

         The Fund emphasizes stocks of companies that Northern Trust believes have the potential to outperform the market over the next one-to two-year period. Investments are selected based on factors such as financial condition, market share, product leadership or market niches, earnings growth rates as compared with those of relevant competitors, market valuation in comparison to other stocks and the stock's own historical norms, improving relative price trend and other investment criteria. Companies in which the Fund may invest include industrial and business machines; communications; computers, software and peripheral products; electronics; electronic media; environmental services; office equipment and supplies; television and video equipment and services; and satellite technology and equipment. For the purposes of the Fund's industry concentration policy all of the foregoing companies will be deemed part of the technology industry. See "Additional Investment Information, Risks and Considerations -- Investment Restrictions." Certain of the policies of the Fund present additional risks which are described under "Technology Fund -- Additional Risks and Considerations."

OTHER INFORMATION. The Income Equity, Growth Equity, Select Equity, Mid Cap Growth, Small Cap, International Growth Equity, International Select Equity and Technology Funds may purchase warrants and rights that entitle the holder to buy equity securities at a specific price for a specific period of time. (Warrants and rights will not be counted in determining a Fund's investments in equity securities.) In addition to investing in foreign securities directly, the International Growth Equity and International Select Equity Funds may make indirect investments in foreign securities through the purchase of EDRs, GDRs and ADRs. Each of the Income Equity, Stock Index, Growth Equity, Select Equity, Mid Cap Growth, Small Cap Index, Small Cap and Technology Funds may invest up to 10% of its net assets in foreign securities directly and indirectly through the purchase of EDRs and GDRs and up to 25% of its net assets in ADRs, in addition to short-term investments in foreign time deposits as discussed below. The Income Equity Fund may enter into interest rate swaps and the International Growth Equity and International Select Equity Funds may enter into currency swaps. The Funds may purchase convertible securities, enter into forward currency contracts and equity swaps and utilize options and futures contracts as more fully described under "Additional Investment Information, Risks and Considerations." Pending investment, as a temporary defensive measure and to meet anticipated redemption requests, the Funds may also invest, in accordance with their respective investment policies, in various short-term obligations that are permissible investments for the Money Market Fund and, with respect to the International Growth Equity and International Select Equity Funds, other similar foreign denominated short-term obligations.

CALIFORNIA FUNDS, FLORIDA INTERMEDIATE TAX-EXEMPT FUND, ARIZONA TAX-EXEMPT FUND -- ADDITIONAL RISKS AND CONSIDERATIONS

         The investments of the California Funds in California Municipal Instruments, the Florida Intermediate Tax-Exempt Fund in Florida Municipal Instruments and the Arizona Tax-Exempt Fund in Arizona Municipal Instruments raise additional considerations. Payment of the interest on and the principal of these instruments is dependent upon the continuing ability of issuers in these states to meet their obligations.

         The California Funds' investments include obligations of California governmental issuers which rely in whole or in part, directly or indirectly, on real property taxes as a source of revenue. "Proposition Thirteen" and similar California constitutional and statutory amendments and initiatives in recent years have restricted the ability of California taxing entities to increase real property tax revenues. Other initiative measures approved by California voters in recent years, through limiting various other taxes, have resulted in a substantial reduction in state revenues. Decreased state revenues may result in reductions in allocations of state revenues to local governments.

         Because of the complex nature of the various initiatives mentioned above and certain possible ambiguities and inconsistencies in their terms and the scope of various exemptions and exceptions, as well as the impossibility of predicting the level of future appropriations for state and local California governmental entities, the impact of these initiatives and related measures on the ability of California governmental issuers to pay interest or repay principal on their obligations is difficult to determine. There have, however, been certain adverse developments with respect to California Municipal Instruments over the past several years.

         In addition to the various initiatives discussed above, economic factors such as the reduction in defense spending, a decline in tourism and high levels of unemployment have had an adverse impact on the economy of California. In recent years, these economic factors reduced revenues to the state government at a time when expenses of state government such as education costs, various welfare costs and other expenses were rising. Such economic factors adversely impacted the ability of state and local California governmental entities to repay debt, and these factors, and others that cannot be predicted, may have an adverse impact in the future.

         Similarly, if Florida or Arizona or any of their respective political subdivisions should suffer serious financial difficulties to the extent their ability to pay their obligations might be jeopardized, the ability of such entities to market their securities, and the value of the Florida Intermediate Tax-Exempt Fund or the Arizona Tax-Exempt Fund, could be adversely affected.

         In addition to the risk of nonpayment on California, Florida or Arizona Municipal Instruments, if these obligations decline in quality and are downgraded by the NRSROs, they may become ineligible for purchase by the Funds. Since there are large numbers of buyers of these instruments, the supply of California, Florida or Arizona Municipal Instruments that are eligible for purchase by the Funds could become inadequate at certain times.

         Investors should consider the greater risk inherent in the concentration of the California Funds, the Florida Intermediate Tax-Exempt Fund and the Arizona Tax-Exempt Fund in such obligations versus the relative safety that comes with a less geographically concentrated investment portfolio, and should compare the yield available on a portfolio of California, Florida or Arizona Municipal Instruments with the yield of a more diversified portfolio including other Municipal Instruments before making an investment decision.

         A more detailed description of special factors affecting investments in California, Florida and Arizona Municipal Instruments is provided in the Additional Statement.

TECHNOLOGY FUND -- ADDITIONAL RISKS AND CONSIDERATIONS

         The Technology Fund's concentration in technology securities presents special risk considerations. Technology companies may produce or use products or services that prove commercially unsuccessful, become obsolete or become adversely impacted by government regulation. Competitive pressures in the technology industry may affect negatively the financial condition of technology companies, and the Fund's concentration in technology securities may subject it to more volatile price movements than a more diversified securities portfolio. In certain instances, technology securities may experience dramatic price movements precipitated by investors' excessive optimism or pessimism with little or no basis in fundamental economic conditions. As a result of these and other reasons, investments in the technology industry can experience sudden and rapid appreciation and depreciation. Investors should, therefore, expect that the net asset value of the Fund's shares will be more volatile than, and may fluctuate independently of, broad stock market indices such as the S&P 500 Index.

         In addition, it is expected that more than 25% of the Technology Fund's total assets will normally be invested in technology companies which develop or sell computers, software and peripheral products. In addition to the risks associated with other technology companies, these companies are often dependent on the existence and health of other products or industries and face highly competitive pressures, product licensing, trademark and patent uncertainties and rapid technological changes which may have a significant effect on their financial condition. For example, an increasing number of companies and new product offerings can lead to price cuts and slower selling cycles, and many of these companies may be dependent on the success of a principal product, may rely on sole source providers and third-party manufacturers, and may experience difficulties in managing growth.

         The Technology Fund may invest in the stocks of both large and small companies. While Northern Trust believes that smaller companies can provide greater growth potential than larger, more mature firms, investing in the securities of small companies also involves greater risk and portfolio price volatility as described above under "Investment Information -- Small Cap Fund."

HIGH YIELD FUNDS - ADDITIONAL RISKS AND CONSIDERATIONS

The investments of the High Yield Municipal Fund and High Yield Fixed Income Fund (the "High Yield Funds") in medium and lower quality securities present special risk considerations. Medium quality securities, although considered investment grade, are also considered to have speculative characteristics. Lower quality securities are considered predominately speculative by traditional investment standards. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Lower quality securities are subject to the increased risk of an issuer's inability to meet principal and interest obligations. These securities may also be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, subordination to the issuer's other obligations, negative perceptions of the junk bond markets generally and less secondary market liquidity.

The market value of lower quality securities tends to reflect individual corporate developments to a greater extent than that of higher quality securities which react primarily to fluctuations in the general level of interest rates. Issuers of lower quality securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be more adversely affected than issuers of higher quality securities by economic downturns, specific corporate developments or the issuer's inability to meet specific projected business forecasts. Negative publicity about the junk bond market and investor perceptions regarding lower quality securities, whether or not based or fundamental analysis, may depress the prices for such securities.

Lower quality securities are often issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less established companies seeking to expand. Such issuers are often highly leveraged, may not have available to them more traditional methods of financing and are generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business conditions.

A holder's risk of loss from default is significantly greater for lower quality securities than is the case for holders of other debt securities because such securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation will be uncertain. A Fund may also incur additional expenses in seeking recovery on defaulted securities.

The secondary market for lower quality securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher quality securities. In addition, market trading volume for high yield fixed income securities is generally lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and a Fund's ability to dispose of particular portfolio investments. A less developed secondary market also may make it more difficult for a Fund to obtain precise valuations of the high yield securities in its portfolio.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of a security. Consequently, credit ratings should be used only as one indicator of investment quality. Investments in lower quality securities, whether rated or unrated, will be more dependent on Northern Trust's credit analysis than would be the case with investments in higher quality securities.

INTERNATIONAL FUNDS -- FURTHER INFORMATION

The International Fixed Income, International Growth Equity and International Select Equity Funds (the "International Funds") will be invested at all times in the securities of issuers located in at least three different foreign countries. These countries may include, but are not limited to, Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, Columbia, Czech Republic, Denmark, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland,

Israel, Italy, Japan, Luxembourg, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Peru, the Philippines, Poland, Portugal, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Kingdom and Venezuela. Criteria for determining the appropriate distribution of investments among various countries and regions include prospects for relative economic growth, expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and the range of investment opportunities available to international investors.

         Because the securities markets in the following countries are highly developed, liquid and subject to extensive regulation, the International Growth Equity and the International Select Equity Funds may invest more than 25% of their respective total assets in the securities of issuers located in Japan and the United Kingdom, and the International Fixed Income Fund may invest more than 25% of its total assets in the securities of issuers located in Canada, France, Germany, Japan, the United Kingdom and the United States. Investment in a particular country of 25% or more of a Fund's total assets will make a Fund's performance more dependent upon the political and economic circumstances of a particular country than a mutual fund that is more widely diversified among issuers in different countries. For example, the expected introduction of a single currency, the euro, on January 1, 1999 for participating European nations in the Economic and Monetary Union presents unique risks and uncertainties, including whether the payment and operational systems of banks and other financial institutions will be ready by the scheduled launch date; the creation of suitable clearing and settlement payment schemes for the euro; the legal treatment of outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates for existing currencies being converted into the euro and the euro; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2001 and beyond; whether the interest rate, tax and labor regimes of the European countries participating in the euro will converge over time; and whether the conversion of the currencies of other Economic and Monetary Union countries, such as the United Kingdom, Denmark and Greece, into the euro and the admission of other non-Economic and Monetary Union countries, such as Poland, Latvia and Lithuania, as members of the Economic and Monetary Union, may have an adverse impact on the euro. These or other factors, including political risks, could cause market disruptions before or after the introduction of the euro, and could adversely affect the value of securities and foreign currencies held by the Funds. Moreover, the reunification of the former German Democratic Republic (East Germany) with the Federal Republic of Germany (West Germany) and other political and social events in Europe have caused considerable economic and social dislocations. Similarly, events in the Japanese economy as well as social and political developments and natural disasters have affected Japanese securities and currency markets, and have disrupted the relationship of the Japanese yen with other currencies and with the U.S. dollar. Future political, economic and social developments can be expected to produce continuing effects on securities and currency markets. Investment in foreign securities, including securities of issuers located in the countries listed above, involves other risks which are described under "Additional Investment Information, Risks and Considerations."

         Certain investments by the International Funds will involve risks associated with investments in emerging market countries. In addition, securities issued in certain countries are currently accessible to the International Funds only through investment in other investment companies that are specifically authorized to invest in such securities. Further information about these matters is provided under "Additional Investment Information, Risks and Considerations."

FUNDAMENTALS OF FIXED INCOME INVESTING

         Even though interest-bearing securities are investments which often offer a stable stream of income, the prices of fixed income securities are affected by changes in the prevailing level of interest rates. These securities experience appreciation when interest rates decline and depreciation when interest rates rise. A bond fund portfolio consisting of fixed income securities will react in a similar manner. Generally, the longer the maturity of a fixed income security, the higher its yield and the greater its price volatility. Conversely, the shorter the maturity, the lower the yield but the greater the price stability. The values of fixed income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. A security's rating normally depends on the likelihood that the borrower will meet each interest and principal installment on a timely basis. As a result, lower-rated bonds typically yield more than higher-rated bonds of the same maturity. Credit ratings evaluate the safety of principal and interest payments, not market risk, and rating agencies may or may not make timely changes in a rating to reflect economic or company conditions that affect a security's market value. As a result, the ratings of rating services are used by the Investment Advisers only as indicators of investment quality. For a more complete discussion of ratings, see Appendix A to the Additional Statement.

         In addition, fixed income securities may be subject to both call risk and extension risk. Call risk (i.e., where the issuer exercises its right to pay principal on an obligation earlier than scheduled) causes cash flow to be returned earlier than expected. This typically results when interest rates have declined, and a Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities. Extension risk (i.e., where the issuer exercises its right to pay principal on an obligation later than scheduled) causes cash flows to be returned later than expected. This typically results when interest rates have increased and a Fund will suffer from the inability to invest in higher yielding securities. As stated above, certain Funds will normally maintain the average-weighted maturities of their portfolios within specified ranges. The maturities of certain instruments, however, such as variable and floating rate instruments, as well as instruments subject to prepayment or redemption by the issuers, are subject to estimation. There is no assurance that the estimations used by the Funds for these instruments will, in fact, be accurate or that, if inaccurate, a Fund's average-weighted maturity will remain within the specified limits.


ADDITIONAL INVESTMENT INFORMATION, RISKS AND CONSIDERATIONS

DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

CONVERTIBLE SECURITIES. Each Equity Fund (other than the Stock Index and Small Cap Index Funds), the Fixed Income Fund, High Yield Fixed Income Fund and the International Fixed Income Fund may invest in convertible securities including convertible bonds, debentures, and preferred stock. A convertible security may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in a portion of the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock. Convertible securities acquired by the High Yield Fixed Income Fund will frequently be rated below investment grade. Convertible securities acquired by the other Funds, will usually be rated investment grade by S&P, Moody's, Duff or Fitch or, if unrated, will be of comparable quality as determined by the Investment Advisers. Each of these other Funds, may, however, acquire convertible securities rated below investment grade when the Investment Advisers believe that their investment characteristics make them desirable, so long as (a) under normal market and economic conditions, less than 10% of a Fund's total assets (35% in the case of the Income Equity Fund and 5% in the case of the International Fixed Income Fund, International Growth Equity Fund and International Select Equity Fund) are invested in non-investment grade convertible securities and (b) any such security is rated "B" or higher by at least one major rating agency. As of March 31, 1998, the Income Equity Fund had the following percentages of its portfolio assets invested in convertible securities with the following ratings: 0.44% AAA, 1.58% AA, 23.47% A, 29.95% BBB, 7.43% BB, 17.37% B and 19.75% unrated. For a description of applicable securities ratings, see Appendix A to the Additional Statement. Non-investment grade securities (those that are rated "Ba" or lower by Moody's or "BB" or lower by S&P, Duff or Fitch) are commonly referred to as "junk bonds" and are generally subject to the risks described under "High Yield Funds - Additional Risks and Considerations."

WARRANTS. Each Equity Fund (other than the Stock Index and Small Cap Index Funds) and the High Yield Fixed Income Fund may invest up to 5% of its net assets at the time of purchase in warrants and similar rights in addition to those that have been acquired in units or are attached to other securities. Warrants represent rights to purchase securities at a specific price for a specific period of time. A Fund may also purchase bonds that are issued in tandem with warrants entitling the holder to purchase common stock at a specified price during a specified period. The prices of warrants do not necessarily correlate with the prices of the underlying securities.

MUNICIPAL INSTRUMENTS. The Intermediate Tax-Exempt, California Intermediate Tax-Exempt, Florida Intermediate Tax-Exempt, Tax-Exempt, Arizona Tax-Exempt and California Tax-Exempt (the "Tax-Exempt Funds") and the Municipal Money Market, California Municipal Money Market and High Yield Municipal Funds (the "Municipal Funds") intend to invest primarily in Municipal Instruments. Municipal Instruments include debt obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities.

         Municipal Instruments include both "general" and "revenue" obligations. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as lease revenue payments from the user of the facility being financed. Industrial development bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of an industrial revenue bond is usually directly related to the credit standing of the private user of the facility involved.

         The Tax-Exempt Funds and the Municipal Funds may also invest in "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of a moral obligation bond is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund (if such a fund has been established), the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

         Within the principal classifications of Municipal Instruments described above there are a variety of categories, including municipal bonds, municipal notes, municipal leases, custodial receipts and participation certificates. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Certain municipal lease obligations may include "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Participation certificates are obligations issued by state or local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract, or a conditional sales contract. Municipal leases (and participations in such leases) present the risk that a municipality will not appropriate funds for the lease payments. Northern Trust, under the supervision of Northern Funds' Board of Trustees, will determine the credit quality of any unrated municipal leases on an ongoing basis, including an assessment of the likelihood that the leases will not be cancelled.

         The Tax-Exempt Funds and the High Yield Municipal Fund may also hold tax-exempt derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have imbedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. These derivative instruments represent beneficial interests in Municipal Instruments that are marketed by investment banking firms under various names such as FLOATs(SM), RITEs(SM), SAVRs(SM) and RIBs(SM). These instruments represent relatively recent innovations in the municipal bond markets, and the trading market for these instruments is less developed than the markets for traditional types of Municipal Instruments. It is uncertain how these instruments will perform under different economic and interest-rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of Municipal Instruments and may present greater potential for capital gain or loss. On the other hand, the imbedded option features of other derivative instruments could limit the amount of appreciation a Fund can realize on its investment, could cause a Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for these derivative instruments than for other types of instruments. In some cases it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service has not ruled on whether the interest received on a tax-exempt derivative instrument is tax-exempt and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments. Neither the Funds nor Northern Trust will review the municipal, corporate or other proceedings related to the creation of any tax-exempt derivatives or the basis for such opinions.

         Each Tax-Exempt Fund and Municipal Fund may acquire "stand-by commitments" relating to the Municipal Instruments it holds. Under a standby commitment, a dealer agrees to purchase, at the Fund's option, specified Municipal Instruments at a specified price. A stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Instruments to which the commitment relates. The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights for trading purposes.

         Municipal Instruments purchased by the Tax-Exempt Funds and the Municipal Funds may be backed by letters of credit or other forms of credit enhancement issued by domestic or foreign banks and other financial institutions. The credit quality of these banks and financial institutions could, therefore, cause loss to a Fund that invests in Municipal Instruments and affect its share price. Foreign letters of credit may involve certain risks in addition to those of domestic obligations. Foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements than domestic banks.

         Neither the Tax-Exempt Funds nor the Municipal Funds intend to invest 25% or more of the value of their respective total assets in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues from which such bonds or obligations are to be paid are in the same industry. Each Fund may, however, invest 25% or more of its total assets in Municipal Instruments the interest on which is paid solely from revenues of similar projects. In addition, although the Funds, other than the Florida Intermediate Tax-Exempt Fund, the Arizona Tax-Exempt Fund and the California Funds, do not expect to do so during normal market conditions, each may invest more than 25% of the value of its total assets in Municipal Instruments whose issuers are in the same state. The Florida Intermediate Tax-Exempt Fund expects to invest principally in Florida Municipal Instruments, the California Funds expect to invest principally in California Municipal Instruments and the Arizona Tax-Exempt Fund expects to invest principally in Arizona Municipal Instruments. When a substantial portion of a Fund's assets is invested in instruments which are used to finance facilities involving a particular industry, whose issuers are in the same state or which are otherwise related, there is a possibility that an economic, business or political development affecting one instrument would likewise affect the related instruments.

         Funds in addition to the Tax-Exempt Funds and the Municipal Funds may invest from time to time in Municipal Instruments or other securities issued by state and local governmental bodies when the Investment Advisers believe such an investment strategy is in the best interest of

Northern Funds' shareholders. Dividends paid by Funds other than the Tax-Exempt Funds and the Municipal Funds on such investments will be taxable to shareholders.

FOREIGN SECURITIES. The International Funds intend to invest primarily in the securities of foreign issuers. In addition, each Equity Fund, the Fixed Income Fund and the High Yield Fixed Income Fund may invest a portion of their assets in such securities, including (except with respect to the Fixed Income Fund) eurodollar convertible securities, which are fixed income securities that are issued in U.S. dollars outside the United States and are convertible into or exchangeable for equity securities of the same or a different issuer. The Money Market Fund may also invest in dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, as well as other foreign issuers. These obligations may be issued by supranational entities, including international organizations (such as the European Coal and Steel Community) designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.

         Investment in foreign securities involves special risks. These include market risk, interest rate risk and the risks of investing in securities of foreign issuers and of companies whose securities are principally traded outside the United States and in investments denominated in foreign currencies. Market risk involves the possibility that stock prices will decline over short or even extended periods. The stock markets tend to be cyclical, with periods of generally rising prices and periods of generally declining prices. These cycles will affect the value of a Fund that invests in foreign stocks. The holdings of a Fund that invest in fixed income securities will be sensitive to changes in interest rates and the interest rate environment. Generally, the prices of bonds and debt securities fluctuate inversely with interest rate changes. In addition, the performance of investments in securities denominated in a foreign currency will depend on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a foreign currency-denominated security in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security.

         There are other risks and costs involved in investing in foreign securities which are in addition to the usual risks inherent in domestic investments. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

         The Money Market Fund, the Fixed Income Fund, the High Yield Fixed Income Fund, each Equity Fund and each International Fund may invest in foreign debt, including the securities of foreign governments. Several risks exist concerning such investments, including the risk that foreign governments may default on their obligations, may not respect the integrity of such debt, may attempt to renegotiate the debt at a lower rate, and may not honor investments by United States entities or citizens.

         To the extent consistent with their investment objectives, the Funds may also invest in obligations of the International Bank for Reconstruction and Development (also known as the World Bank) which are supported by subscribed, but unpaid, commitments of its member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

         In addition, the International Funds and High Yield Fixed Income Fund may invest their assets in countries with emerging economies or securities markets. These countries are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of more developed countries. Some of these countries may have in the past failed to recognize private property rights and may have at times nationalized or expropriated the assets of private companies. In general, the securities markets of these countries are less liquid, subject to greater price volatility, have smaller market capitalizations and have problems with securities registration and custody. As a result, the risks presented by investments in these countries are heightened. Additionally, settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve a Fund's delivery of securities before receipt of payment for their sale. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to complete its contractual obligations.

         Although a Fund (other than the Money Market Fund) may invest in securities denominated in foreign currencies, its portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, a Fund's net asset value to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries. In addition, through the use of forward currency exchange contracts and other instruments, the respective net currency positions of the International Funds may expose them to risks independent of their securities positions. Although the net long and short foreign currency exposure of the International Funds will not exceed their respective total asset values, to the extent that a Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater risk than it would have if it did not maintain the currency positions. The Funds are also subject to the possible imposition of exchange control regulations or freezes on the convertibility of currency.

         The International Fixed Income Fund may invest in debt securities denominated in the European Currency Unit ("ECU"), which is a "basket" consisting of specified amounts in the currencies of certain of the member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community from time to time to reflect changes in relative values of the underlying currencies. The Fund may also invest in securities denominated in other currency "baskets."

         Investors should understand that the expense ratios of the International Funds can be expected to be higher than those of Funds investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of investment research, higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

         Dividends and interest payable on a Fund's foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax law, they may reduce the net return to the shareholders. See "Distributions and Taxes."

AMERICAN DEPOSITORY RECEIPTS. Each Equity Fund and each International Fund can invest in ADRs. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities and are denominated in U.S. dollars. Some institutions issuing ADRs may not be sponsored by the issuer.

A non-sponsored depository may not provide the same shareholder information that a sponsored depository is required to provide under its contractual arrangement with the issuer.

EUROPEAN DEPOSITORY RECEIPTS. Each Equity Fund and each International Fund can also invest in EDRs and GDRs. EDRs and GDRs are receipts issued by a non-U.S. financial institution evidencing ownership of underlying foreign or U.S. securities and are usually denominated in foreign currencies. EDRs and GDRs may not be denominated in the same currency as the securities they represent. Generally, EDRs and GDRs are designed for use in the foreign securities markets.

FORWARD CURRENCY EXCHANGE CONTRACTS. The Equity Funds (other than the Stock Index and Small Cap Index Funds), the International Funds, the Fixed Income Fund and the High Yield Fixed Income Fund may enter into forward currency exchange contracts in an effort to hedge all or any portion of their portfolio positions. Specifically, foreign currency contracts may be used for this purpose to reduce the level of volatility caused by changes in foreign currency exchange rates or when such transactions are economically appropriate for the reduction of risks in the ongoing management of the Fund. The International Funds and the High Yield Fixed Income Fund may also enter into foreign currency exchange contracts to seek to increase total return when Northern Trust anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not in Northern Trust's view present attractive investment opportunities and are not held by the Fund. In addition, the International Funds and the High Yield Fixed Income Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if Northern Trust believes that there is a pattern of correlation between the two currencies.

         A forward currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of contract. Although these contracts may be used to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such currency increase. Consequently, a Fund may choose to refrain from entering into such contracts. In connection with its forward currency exchange contracts, a Fund will segregate liquid assets, such as cash, U.S. government securities or other liquid securities, or will otherwise cover its position in accordance with applicable requirements of the SEC.

OPTIONS AND FUTURES CONTRACTS. To the extent consistent with its investment objective, each Fund (other than the Money Market Funds) may write covered call options, buy put options, buy call options and write secured put options for the purpose of hedging or earning additional income, which may be deemed speculative or, with respect to the International Funds, cross-hedging. These options may relate to particular securities, financial instruments, foreign currencies, stock or bond indices or (in the case of the International Fixed Income Fund and High Yield Income Fund) the yield differential between two securities, and may or may not be listed on a securities exchange and may or may not be issued by the Options Clearing Corporation. A Fund will not purchase put and call options where the aggregate premiums on outstanding options exceed 5% of its net assets at the time of purchase, and will not write options on more than 25% of the value of its net assets (measured at the time an option is written). Options trading is a highly specialized activity that entails greater than ordinary investment risks. In addition, unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its members if they default.

         To the extent consistent with its investment objective, each Fund (other than the Money Market Funds) may also invest in futures contracts and options on futures contracts for hedging purposes or to maintain liquidity to meet potential shareholder redemptions, invest cash balances or dividends or minimize trading costs. The Funds may also invest in futures contracts and options in futures contracts to increase total return (i.e. for speculative purposes). The value of a Fund's futures contracts may equal up to 100% of the Fund's total assets, although a Fund will not purchase or sell a futures contract unless immediately afterwards the aggregate amount of margin deposits on its existing futures positions plus the amount of premiums paid for related futures options entered into for other than bona fide hedging purposes is 5% or less of its total assets.

         Futures contracts obligate a Fund, at maturity, to take or make delivery of certain securities, the cash value of a securities index or a stated quantity of a foreign currency. When used as a hedge, a Fund may sell a futures contract in order to offset an expected decrease in the value of its portfolio that might otherwise result from a market decline or currency exchange fluctuation. A Fund may do so either to hedge the value of its securities portfolio as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract as a hedge in anticipation of purchases of securities. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its holdings or in currency exchange rates.

         A Fund may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or a seller of a futures contract at a specified exercise price anytime during the option period. When a Fund sells an option on a futures contract, it becomes obligated to sell or buy a futures contract if the option is exercised. In connection with a Fund's position in a futures contract or related option, the Fund will segregate liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.

         The primary risks associated with the use of futures contracts and options are: (a) the imperfect correlation between the change in market value of the instruments held by a Fund and the price of the futures contract or option;
(b) the possible inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; and
(d) the Investment Advisers' ability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors. For further discussion of risks involved with domestic and foreign futures and options, see "Futures Contracts and Related Options" and Appendix B in the Additional Statement.

         Northern Funds intends to comply with the regulations of the Commodity Futures Trading Commission exempting the Funds from registration as a "commodity pool operator."

INTEREST RATE SWAPS, FLOORS AND CAPS AND CURRENCY SWAPS. In order to protect their value from interest rate fluctuations and to hedge against fluctuations in the floating rate market, each Fixed Income Fund and the Income Equity Fund may enter into interest rate swaps, and the U.S. Government, Short-Intermediate U.S. Government, Fixed Income, International Fixed Income, High Yield Municipal and High Yield Fixed Income Funds may purchase interest rate floors or caps. The Funds expect to enter into these hedging transactions primarily to preserve a return or spread of a particular investment or portion of their respective holdings and to protect against an increase in the price of securities the Funds anticipate purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. In order to protect against currency fluctuations, the International Funds and the High Yield Fixed Income Fund may also enter into currency swaps. Currency swaps involve the exchange of the rights of a Fund and another party to make or receive payments in specified currencies.

         The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate or currency swap will be accrued on a daily basis and the Fund will segregate liquid assets having an aggregate net asset value at least equal to such accrued excess. Except for the High Yield Municipal and High Yield Fixed Income Funds (which are not subject to any minimum rating criteria), a Fund will not enter into any interest rate swap, floor or cap transaction or any currency swap unless the unsecured commercial paper, senior debt, or claims paying ability of the other party is rated either A or A-1 or better by S&P, Duff or Fitch, or A or P-1 or better by Moody's.

EQUITY SWAPS. Each Equity Fund may invest in equity swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return. An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. They may also be used for hedging purposes or to seek to increase total return. A Fund will normally enter into equity swaps on a net basis whereby the two returns are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two returns. Equity swaps are derivatives and their values can be very volatile. To the extent that the Investment Advisers do not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, a Fund may suffer a loss. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, a Fund may suffer a loss if the counterparty defaults. A Fund will not enter into any equity swap unless the unsecured commercial paper, senior debt, or claims paying ability of the other party is rated either A or A-1 or better by S&P, Duff or Fitch or A or P-1 or better by Moody's. In connection with its investments in equity swaps, a Fund will segregate cash or liquid assets or otherwise cover its obligations in a manner required by the SEC.

UNITED STATES GOVERNMENT OBLIGATIONS. To the extent consistent with their respective investment objectives, the Funds may invest in a variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and time of issuance. The Funds may also invest in other securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the

Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others are supported only by the credit of the instrumentalities. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law.

         Securities guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities are deemed to include: (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or an agency or instrumentality thereof; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations will therefore be regarded as illiquid.

STRIPPED OBLIGATIONS. To the extent consistent with their respective investment objectives, the Funds may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. government and other domestic and foreign obligations. These participations, which may be issued by the U.S. government (or a U.S. government agency or instrumentality), foreign governments or private issuers such as banks and other institutions, are issued at a discount to their "face value," and may include stripped mortgage-backed securities ("SMBS"), which are derivative multi-class mortgage securities. Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

         SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some cases, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped.

         SMBS issued by the U.S. government (or a U.S. government agency or instrumentality) may be considered liquid under guidelines established by Northern Funds' Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Fund's per share net asset value.

CUSTODIAL RECEIPTS FOR TREASURY SECURITIES. To the extent consistent with their respective investment objectives, the Funds, other than the U.S. Government Select Money Market Fund, may also purchase participations in trusts that hold U.S. Treasury securities (such as TIGRs and

CATS) or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. Like other stripped obligations, these participations are also normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors. Investments by the U.S. Government Money Market Fund in such participations will not exceed 35% of the value of that Fund's total assets.

ASSET-BACKED SECURITIES. The U.S. Government Money Market Fund, the U.S. Government Fund and the Short-Intermediate U.S. Government Fund may purchase securities that are secured or backed by mortgages and that are issued by the U.S. government, its agencies or instrumentalities. The other Funds may purchase asset-backed securities that are secured or backed by mortgages or other assets (e.g., automobile loans, credit card receivables and other financial assets) and are issued by the U.S. government, GNMA, FNMA, Federal Home Loan Mortgage Corporation, and private issuers such as commercial banks, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks, investment banks and certain special purpose entities. Except for the two High Yield Funds, the Funds will not purchase non-mortgage asset-backed securities that are not rated investment grade by S&P, Duff, Fitch or Moody's.

         Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

         The Funds may acquire several types of mortgage-backed securities, including guaranteed mortgage pass-through certificates, which provide the holder with a pro rata interest in the underlying mortgages, and collateralized mortgage obligations ("CMOs"), which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways. The Funds will not purchase "residual" CMO interests, which normally exhibit greater price volatility.

         The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. In calculating the average weighted maturity of a Fund (other than a Money Market Fund), the maturity of asset-backed securities will be based on estimates of average life. There can be no assurance that these estimates will be accurate.

         Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Like other fixed income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities.

CORPORATE AND BANK OBLIGATIONS. To the extent consistent with their respective investment objectives, the Funds, other than the U.S. Government Select Money Market Fund, may invest in debt obligations of domestic or foreign corporations and banks, and may acquire commercial obligations issued by Canadian corporations and Canadian counterparts of U.S. corporations, as well as Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer. Bank obligations may include certificates of deposit, notes, bankers' acceptances and fixed time deposits. These obligations may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of specific obligation or by government regulation. For purposes of determining the permissibility of an investment in bank obligations, the total assets of a bank are determined on the basis of the bank's most recent annual financial statements.

EXCHANGE RATE-RELATED SECURITIES. The Fixed Income, International Fixed Income, High Yield Fixed Income and Income Equity Funds may each invest in securities for which the principal repayment at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries ("Exchange Rate-Related Securities"). The interest payable on these securities is denominated in U.S. dollars and is not subject to foreign currency risk and, in most cases, is paid at rates higher than most other similarly rated securities in recognition of the foreign currency risk component of Exchange Rate-Related Securities.

         Investments in Exchange Rate-Related Securities entail certain risks. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked. In addition, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular Exchange Rate-Related Security due to conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may, from time to time, combine to make it difficult to sell an Exchange Rate-Related Security prior to maturity without incurring a significant price loss.

INSURANCE FUNDING AGREEMENTS. The Money Market Fund, the Fixed Income Fund and the High Yield Fixed Income Fund may make limited investments in insurance funding agreements ("IFAs") issued by U.S. and foreign insurance companies. Pursuant to these contracts, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund, on a monthly basis, interest which is based on an index (such as the Salomon Brothers CD Index), but is guaranteed not to be less than a certain minimum rate. The Money Market Fund and Fixed Income Fund will only purchase highly rated IFAs. The High Yield Fixed Income Fund is not subject to any minimum rating criteria. Generally, IFAs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in IFAs does not currently exist. Therefore, IFAs will be subject to a Fund's limitation on illiquid investments when the Fund may not demand payment of the principal amount within seven days and a reliable trading market is absent. See "Illiquid Securities."

STRUCTURED SECURITIES. To the extent consistent with their respective investment objectives, the Funds may invest in structured securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, result in the loss of a Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market rise than other types of fixed-income securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities.

ZERO COUPON, PAY-IN-KIND AND CAPITAL APPRECIATION BONDS. To the extent consistent with their respective investment objectives, the Funds may invest in zero coupon and capital appreciation bonds. These are securities issued at a discount from their face value because interest payments are typically postponed until maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments. The Funds may also invest in pay-in-kind securities which are securities that have interest payable by the delivery of additional securities. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. The market prices of zero coupon, pay-in-kind and capital appreciation bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. A Fund's investments in zero coupon, pay-in-kind and capital appreciation bonds may require the Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

LOAN PARTICIPATIONS. The High Yield Fixed Income Fund may invest in loan participations. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. In a typical corporate loan syndication, a number of lenders, usually banks (co-lenders), lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan.

         Participation interests acquired by the High Yield Fixed Income Fund may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller's share of the loan. When the High Yield Fixed Income Fund act as co-lender in connection with a participation interest or when the High Yield Fixed Income Fund acquires certain participation interests, the High Yield Fixed Income Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the High Yield Fixed Income Fund lacks direct recourse, it will look to the agent bank to enforce appropriate credit remedies against the borrower. In these cases, the High Yield Fixed Income Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. For example, in the event of the bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses by the borrower as a result of improper conduct by the agent bank. Moreover, under the terms of the loan participation, the High Yield Fixed Income Fund may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that the High Yield Fixed Income Fund may also be subject to the risk that the agent bank may become insolvent. The secondary market, if any, for these loan participations is limited and any loan participations purchased by the High Yield Fixed Income Fund will be regarded as illiquid.

         For purposes of certain investment limitations pertaining to diversification of the High Yield Fixed Income Fund's portfolio investments, the issuer of a loan participation will be the underlying borrower. However, in cases where the High Yield Fixed Income Fund does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the High Yield Fixed Income Fund and the borrower will be deemed issuers of a loan participation.

VARIABLE AND FLOATING RATE INSTRUMENTS. In accordance with their respective investment objectives, the Funds may purchase rated and unrated variable and floating rate instruments. These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rate and long-term variable and floating rate bonds (sometimes referred to as "Put Bonds") where the Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date. A Fund may deem the maturity of variable and floating rate instruments to be less than their stated maturities based on their variable and floating rate features and/or their put features subject to applicable SEC regulations. Unrated instruments will be determined by the Investment Advisers to be of comparable quality at the time of purchase to rated instruments purchasable by the Funds.

         The Funds (other than the Money Market Funds) may also invest in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate of an inverse floater resets in the opposite direction from the market rate of interest to which it is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values.

         The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a Fund to dispose of the instruments if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise demand rights, and a Fund could, for these or other reasons, suffer a loss with respect to such instruments. Variable and floating rate instruments (including inverse floaters) will be subject to a Fund's limitation on illiquid investments when the Fund may not demand payment of the principal amount within seven days and a reliable trading market is absent. See "Illiquid Securities."

REPURCHASE AGREEMENTS. Each Fund may agree to purchase portfolio securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement will never be more than one year after a Fund's acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements are held either by Northern Funds' custodian or subcustodian (if any), or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose a Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

REVERSE REPURCHASE AGREEMENTS AND OTHER BORROWINGS. Each Fund is authorized to make borrowings as described below under "Investment Restrictions." If the securities held by a Fund should decline in value while borrowings are outstanding, the market value of the Fund's portfolio will decline proportionately more than the decline in value it would otherwise suffer. Borrowings may be made through reverse repurchase agreements under which a Fund sells portfolio securities to financial institutions such as banks and broker/dealers and agrees to repurchase them at a particular date and price. The Funds may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The Funds (other than the Municipal Money Market, U.S. Government Select Money Market,

California Municipal Money Market, Income Equity, Growth Equity, Select Equity and Small Cap Funds) may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. This use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Reverse repurchase agreements involve the risks that the interest income earned in the investment of the proceeds will be less than the interest expense, that the market value of the securities sold by a Fund may decline below the price of the securities the Fund is obligated to repurchase and that the securities may not be returned to the Fund. During the time a reverse repurchase agreement is outstanding, a Fund will segregate liquid assets having a value at least equal to the repurchase price. A Fund's reverse repurchase agreements, together with any other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets. In addition, whenever borrowings exceed 5% of the Fund's total assets, the Fund will not make any investments.

SECURITIES LENDING. Each Fund may seek additional income from time to time by lending securities on a short-term basis to banks, brokers and dealers. The securities lending agreements will require that the loans be secured by collateral in cash, cash equivalents, U.S. government securities or irrevocable bank letters of credit maintained on a current basis equal in value to at least the market value of the loaned securities. A Fund may not make such loans in excess of 33 1/3% of the value of its total assets (including the loan collateral). Securities loans involve risks of delay in receiving additional collateral or in recovering the loaned securities, or possibly loss of rights in the collateral if the borrower of the securities becomes insolvent.

FORWARD COMMITMENTS, WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. Each Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although a Fund will generally purchase securities with the intention of acquiring them, a Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the Investment Advisers.

INVESTMENT COMPANIES. In connection with the management of its daily cash positions, each Fund may invest in securities issued by other investment companies which invest in short-term, high-quality debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method of valuation. In addition, each Fund may invest in securities issued by other investment companies if otherwise consistent with its investment objectives and policies, including shares of investment companies investing primarily in foreign securities, including so-called "country funds." Country funds have portfolios consisting exclusively of securities of issuers located in one or more specified foreign countries. As a shareholder of another investment company, a Fund will bear, along with other shareholders, its pro rata portion of the other investment company's expenses including advisory fees. These expenses would be in addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations. Investments in other investment companies will be subject to the limits imposed by the 1940 Act.

REAL ESTATE INVESTMENT TRUSTS. The High Yield Fixed Income, Income Equity, Small Cap Index and Small Cap Funds may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and the ability of the REITs' manager. REITs are also subject to risks generally associated with investments in real estate. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

ILLIQUID SECURITIES. Each Fund may invest up to 15% (10% in the case of the Money Market Funds) of the value of its net assets in illiquid securities. Illiquid securities generally include repurchase agreements and time deposits with notice/termination dates in excess of seven days, SMBS issued by private issuers, certain unlisted over-the-counter options, certain IFAs and other securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933 (the "1933 Act").

         If otherwise consistent with its investment objective and policies, each Fund may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and securities that are not registered under the 1933 Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as the Investment Advisers determine, under guidelines approved by Northern Funds' Board of Trustees, that an adequate trading market exists. This practice could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

PORTFOLIO TRANSACTIONS AND TURNOVER. Northern Funds' Advisory Agreement provides that in selecting brokers or dealers to place orders for transactions (a) involving common and preferred stocks, the Investment Advisers shall use their best judgment to obtain the best overall terms available and (b) involving bonds and other fixed income obligations, the Investment Advisers shall attempt to obtain best net price and execution. In assessing the best overall terms available for any transaction, the Investment Advisers are to consider all factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, the Investment Advisers may consider the brokerage and research services provided to the Funds and/or other accounts over which the Investment Advisers or an affiliate exercises investment discretion. These brokerage and research services may include industry and company analyses, portfolio services, quantitative data, market information systems and economic and political consulting and analytical services.

         The portfolio turnover rates of the Funds will vary from year to year, and may be affected by changes in country and currency weightings, as well as changes in the holdings of specific issuers. Investments in issuers in smaller or emerging markets may also contribute to portfolio turnover for the International Funds. High portfolio turnover (100% or more) may result in the realization of short-term capital gains which are taxable to shareholders as ordinary income. In addition, higher turnover rates can result in corresponding increases in commissions and other transaction costs. The Investment Advisers will not consider turnover rate a limiting factor in making investment decisions. The portfolio turnover rate of each Fund (other than the Money Market Funds, the Short-Intermediate U.S. Government Fund, the California Intermediate Tax-Exempt Fund, the Arizona Tax-Exempt Fund, the Mid Cap Growth Fund and the Small Cap Index Fund) is stated under "Financial Highlights." Northern Funds expects that the annual turnover rate of each of the Short-Intermediate U.S. Government Fund, the California Intermediate Tax-Exempt Fund, the Arizona Tax-Exempt Fund, the California Tax-Exempt Fund and the Small Cap Index Fund will generally not exceed 100%, and the annual portfolio turnover rate of High Yield Municipal Fund and the High Yield Fixed Income Fund will generally not exceed 300%.

MISCELLANEOUS. A security will be considered to be a permissible investment for a Fund if it has received the minimum permitted rating for that Fund from one major rating agency, even though it has received a lower rating from other rating agencies. After its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Investment Advisers will consider such an event in determining whether the Fund should continue to hold the security. Except with respect to each of the two High Yield Funds, and except for the convertible securities described above, the Investment Advisers expect to sell promptly any fixed income securities that are non-investment grade which exceed 5% of a Fund's net assets, or are below the minimum rating described above in the case of the Money Market Funds, where it has determined that such sale is in the best interest of the Fund.

         For a description of applicable securities ratings, see Appendix A to the Additional Statement. Investment grade securities rated BBB by S&P, Duff or Fitch, or Baa by Moody's have certain speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher rated securities.

         Each Fund may also purchase other types of financial instruments, however designated, whose investment and credit quality characteristics are determined by the Investment Advisers to be substantially similar to those of any other investment otherwise permitted by the investment policies discussed above.

INVESTMENT RESTRICTIONS

A Fund's investment objective may be changed by Northern Funds' Board of Trustees without shareholder approval. Shareholders will, however, be notified of any changes. Any such change may result in a Fund having an investment objective different from the objective which the shareholder considered appropriate at the time of investment in the Fund. No assurance can be provided that a Fund will achieve its investment objective.

         Each Fund has also adopted certain fundamental investment restrictions that may be changed only with the approval of a majority of a Fund's outstanding shares. The following description summarizes several of the Funds' fundamental restrictions, which are set forth in full in the Additional Statement.

         No Fund may:

         1. invest 25% or more of its total assets at the time of purchase in securities of issuers whose principal business activities are in the same industry (a) with certain limited exceptions set forth in the Additional Statement and (b) except that the Technology Fund may not invest less than 25% of its total assets at the time of purchase in the securities of issuers principally engaged in technology business activities, other than during temporary defensive periods;

         2. borrow money except in amounts up to 33 1/3% of the value of its total assets at the time of borrowing;

         3. purchase securities (with certain limited exceptions stated in the Additional Statement) if more than 5% of its total assets at the time of purchase will be invested in the securities of any one issuer, except that up to 25% (50% for the California Municipal Money Market Fund) of a Fund's total assets may be invested without regard to this 5% limitation; or

         4. subject to the foregoing 25% exception (and certain other limited exceptions as stated in the Additional Statement), purchase more than 10% of the outstanding voting securities of any issuer.

         Restrictions 3 and 4 do not apply to the California Intermediate Tax-Exempt Fund, the Florida Intermediate Tax-Exempt Fund, the Arizona Tax-Exempt Fund, the California Tax-Exempt Fund or the International Fixed Income Fund. Instead, as a non-fundamental investment restriction, these Funds will not hold any securities (except U.S. government securities) that would cause, at the end of any tax quarter, more than 5% of their respective total assets to be invested in the securities of any one issuer, except that up to 50% of the respective Fund's total assets may be invested without regard to this limitation so long as no more than 25% of the Fund's total assets are invested in any one issuer (except the U.S. government, its agencies and instrumentalities).

         In accordance with current SEC regulations, the Money Market, U.S. Government Money Market, U.S. Government Select Money Market, Municipal Money Market and California Municipal Money Market Funds intend, as a non-fundamental policy, to limit investments in the securities of any single issuer (excluding cash, cash items, certain repurchase agreements, U.S. government securities or securities of other investment companies) to not more than 5% of the value of their respective total assets at the time of purchase, except that (a) 25% of the value of the total assets of the California Municipal Money Market Fund may be invested in fewer than five issuers; (b) 25% of the value of the total assets of the other Money Market Funds may be invested in any one issuer for a period of up to three Business Days; and (c) securities subject to certain unconditional guarantees are subject to different diversification requirements as described in the Additional Statement. In addition, the Money Market, U.S. Government Money Market and U.S. Government Select Money Market Funds will limit their investments in all securities, and the Municipal Money Market and California Municipal Money Market Funds will limit their investments in certain conduit securities as described in the Additional Statement, that are not in the highest rating category as prescribed by SEC regulations.

OPENING AN ACCOUNT AND PURCHASING SHARES

         An investment account may be opened and shares purchased directly from Northern Funds by following the instructions below under "Purchasing Shares Directly from the Funds." If you maintain certain accounts at Northern Trust or another institution (such as a bank or broker/dealer) that has entered into an agreement with Northern Funds to provide services to its customers, you may purchase shares through your institution in accordance with its procedures. See "Purchasing Shares Through Northern Trust and Other Institutions" below for more details. If you have any questions or need any assistance in opening an investment account or purchasing shares, call 1-800-595-9111.

         As of the date of this Prospectus, shares of the Short-Intermediate U.S. Government, California Intermediate Tax-Exempt, Arizona Tax-Exempt and Small Cap Index Funds are not being offered.

PURCHASING SHARES DIRECTLY FROM THE FUNDS

         For your convenience, there are a number of ways to invest directly with Northern Funds. When establishing an investment account directly with Northern Funds, the minimum initial investment in a Fund is $2,500 ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Funds reserve the right to waive these minimums.

BY MAIL. You may purchase shares by mail by sending a Purchase Application, a copy of which accompanies this Prospectus, together with a check or money order payable to Northern Funds in the envelope provided or by addressing your envelope to Northern Funds at P.O. Box 75986, Chicago, Illinois 60690-6319. Purchase orders on behalf of corporations and other entities must be accompanied by a certified corporate resolution or other acceptable evidence of authority. If using overnight delivery use the following address: 801 South Canal Street, Chicago, Illinois 60607, Attn: Northern Funds. Your check must be drawn on a bank located in the U.S. and must be payable in U.S. dollars. When making subsequent investments, enclose your check with the return remittance portion of the confirmation of your previous investment, or indicate on your check or a separate piece of paper your name, address and account number.

         A $20 fee will be charged by the Transfer Agent if any check used for investment does not clear. In addition, you will be responsible for any loss suffered by a Fund. If you purchase shares by check and subsequently request the redemption of those shares, Northern Funds may delay the payment of redemption proceeds until the Transfer Agent is satisfied that the check has cleared, which may take up to 15 days from the purchase date. If you anticipate redemptions soon after purchase, you may wish to wire funds to avoid delays. Northern Funds will not accept payment in cash or third party checks for the purchase of shares.

BY WIRE. You may make initial or subsequent investments in shares of the Funds by wiring federal funds. If you are opening an account with a wire purchase, you must call 1-800-595-9111 for instructions prior to wiring funds. You must promptly complete a Purchase Application and forward it to the Transfer Agent in the envelope provided herewith, or by addressing your envelope to Northern Funds at P.O. Box 75986, Chicago, Illinois 60690-6319. Additional requirements may be imposed. Redemptions will not be paid until your completed application has been received by the Transfer Agent. If you wish to add to an existing account by wire purchase, you may wire federal funds to:

                  The Northern Trust Company
                  Chicago, Illinois
                  ABA Routing No.  0710-00152
                  (Reference 10 Digit Fund Account Number)
                  (Reference Shareholder's Name)

DIRECT DEPOSIT. You may purchase additional shares through the Direct Payroll Deposit Plan offered by Northern Funds. Through this plan, periodic investments (minimum $50) are made automatically from your payroll check into your existing Fund account. In order to participate in the plan, your employer must have direct deposit capabilities through the Automated Clearing House ("ACH") available to its employees. The plan may be used for other direct deposits, such as social security checks, military allotments, and annuity payments. Northern Funds reserves the right, at any time and without prior notice, to limit or terminate the Direct Payroll Deposit privilege or its use in any manner by any person.

AUTOMATIC INVESTMENT. Northern Funds offers an Automatic Investment Plan that allows you to automatically purchase shares on a regular, monthly basis ($250 initial minimum, $50 monthly minimum additions). Under this plan the Transfer Agent originates an ACH request to your financial institution which forwards funds periodically to the Transfer Agent to purchase shares. The plan can be established with any financial institution that participates in the ACH funds transfer system. No service fee is currently charged by Northern Funds for participation in the plan. You may establish the plan by completing the appropriate section on the Purchase Application when opening an account. You may also establish the plan after an account is opened by completing an Automatic Investment Plan Application which may be obtained by calling 1-800-595-9111. If an investor discontinues participation in the plan, the Funds reserve the right to redeem the investor's account involuntarily, upon 30 days' written notice, if the account's net asset value is $1,000 or less. Involuntary redemptions will not be made because the value of shares in an account falls below the minimum amount solely because of a decline in the Fund's net asset value.

DIRECTED REINVESTMENTS. In addition to having your income dividends and/or capital gains distributions reinvested in shares of the Fund from which such distributions are paid, you may elect the directed reinvestment option and have dividends and capital gains distributions automatically invested in another Northern Fund. In addition, systematic withdrawals from one account and reinvestments in another account may be established. See "Redeeming and Exchanging Directly from the Funds -- Systematic Withdrawals." Reinvestments can only be directed to an existing Northern Funds' account (which must meet the minimum investment requirement). Directed reinvestments may be used to invest funds from a regular account to another regular account, from a qualified plan account to another qualified plan account, or from a qualified plan account to a regular account. Directed reinvestments from a qualified plan account to a regular account may have adverse tax consequences including imposition of a penalty tax and, therefore, you should consult your own tax adviser before commencing these transactions.

BY EXCHANGE. You may open a new account or add to an existing account by exchanging shares of one Fund for shares of any other Fund offered by Northern Funds. See "Redeeming and Exchanging Shares" for details.

PURCHASING SHARES THROUGH NORTHERN TRUST AND OTHER INSTITUTIONS

Northern Trust customers may purchase shares through their qualified accounts and should consult with their account officer for additional information and instructions. Customers of other institutions (together with Northern Trust, "Service Organizations"), such as banks or broker-dealers that have entered into agreements with Northern Funds, should contact their account officers for appropriate purchase instructions. Northern Trust or another Service Organization may impose particular customer account requirements in connection with investments in the Funds, such as minimum account size or minimum account thresholds above which excess cash balances may be invested in Fund shares. To determine whether you may purchase shares through your institution, contact your institution directly or call 1-800-595-9111. Purchases (and redemptions) placed through Northern Trust or another Service Organization are processed only on days that both Northern Funds and the particular institution are open for business.

         Depending on the terms of the particular account used to purchase Fund shares, Northern Trust or other institutions may impose charges against the account. These charges could include asset allocation fees, account maintenance fees, sweep fees, compensating balance requirements or other charges based upon account transactions, assets or income. The charges will reduce the net return on an investment in a Fund. For further discussion of Service Organizations and the procedures for purchasing (and redeeming) shares through them, see "Management --Service Organizations."

         Northern Funds may authorize certain financial intermediaries (including banks, trust companies, brokers and investment advisers) that provide recordkeeping, reporting and processing services to their customers to accept on Northern Funds' behalf purchase, redemption and exchange orders placed by or on behalf of such customers and, if approved by Northern Funds, to designate other intermediaries to accept such orders. In these cases, a Fund will be deemed to have received an order by or on behalf of a customer when the order is accepted in proper form by the authorized intermediary on a Business Day (as defined below). A customer should contact its intermediary to learn whether it is authorized to accept orders for Northern Funds.

ADDITIONAL PURCHASE INFORMATION

EFFECTIVE TIME AND PRICE OF PURCHASES -- NON-MONEY MARKET FUNDS. Except as provided below under "Further Information -- Miscellaneous," a purchase order for Fund shares accepted by the Transfer Agent or other authorized intermediaries by 3:00 p.m. (Chicago Time) on a Business Day (as defined below) will be priced at the net asset value determined on that day, provided that either: (a) the order is in proper form and accompanied by payment of the purchase price; (b) the order is placed by Northern Trust or a Service Organization that is acting on behalf of itself or its qualified customer accounts and undertakes to make payment on the next Business Day in the form of federal funds or other immediately available funds; or (c) the order is accepted by an authorized intermediary and payment is to be made on the next Business Day in accordance with procedures acceptable to Northern Funds. Orders received after 3:00 p.m. will be effected at the next determined net asset value, provided that payment is made as provided herein. If a Service Organization accepts a purchase order from a Customer on a non-Business Day, the order will not be executed until it is received and accepted by the Transfer Agent or other authorized intermediary on a Business Day in accordance with the foregoing procedures.

EFFECTIVE TIME AND PRICE OF PURCHASES -- MONEY MARKET FUNDS. Except as provided below under "Further Information -- Miscellaneous," a purchase order for Fund shares accepted by the Transfer Agent or other authorized intermediaries by 1:00 p.m. (Chicago Time) on a Business Day will be priced at the net asset value determined that day, provided that either: (a) the order is in proper form and payment in immediately available funds has been received by the Transfer Agent by that time; (b) the order is placed by Northern Trust or a Service Organization that is acting on behalf of itself or its qualified customer accounts and undertakes to make payment by the close of the same Business Day in the form of Federal funds or other immediately available funds; or (c) the order is accepted by an authorized intermediary and payment is to be made by the close of the same Business Day in accordance with procedures acceptable to the Northern Funds. Purchase orders received by the Transfer Agent that are accompanied by payment in any form other than immediately available funds will not be executed until payment is converted to Federal funds, which normally occurs within two Business Days after receipt.

MISCELLANEOUS PURCHASE INFORMATION. You will be responsible for all losses and expenses of the Funds as a result of a check that does not clear or an ACH transfer that is rejected. Northern Funds may decline to accept a purchase order when, in the judgment of Northern Funds or the Investment Advisers, it would not be in the best interest of existing shareholders to accept the order. If payment is not received as described above from a Service Organization on the next Business Day following placement of an order (on the same Business Day for Money Market

Funds), or if payment is not received as described above from an authorized intermediary on the Business Day following acceptance of an order (on the same Business Day for Money Market Funds) by the authorized intermediary, the Service Organization or authorized intermediary may be liable for resulting fees and losses and the transactions may be cancelled.

         Federal regulations require that you provide a social security number or other certified taxpayer identification number upon opening or reopening an account. Purchase Applications without such a number or an indication that a number has been applied for will not be accepted. If a number has been applied for, the number must be provided and certified within 60 days of the date of the Purchase Application. Payment for shares of a Fund may, in the discretion of the Transfer Agent, be made in the form of securities that are permissible investments for the respective Fund. For further information, see the Additional Statement. Additions or changes to any information in your account registration (for example, a change in registration from a joint account to an individual account) may be made by submitting a written request to the Transfer Agent accompanied by a signature guarantee by a financial institution that is a participant in the Stock Transfer Agency Medallion Program ("STAMP") or such other means or evidence of authority as may be acceptable to the Transfer Agent. Additional requirements may be imposed. In the interests of economy and convenience, certificates representing shares of the Funds are not issued. Northern Funds may reproduce this Prospectus in an electronic format which may be available on the Internet. If you have received this Prospectus in its electronic format you, or your representative, may contact the Transfer Agent for a free paper copy of this Prospectus by writing to Northern Funds Center at P.O. Box 75986, Chicago, Illinois 60690-6319, calling 1-800-595-9111, or sending an e-mail to: northernfunds@execpc.com.

REDEEMING AND EXCHANGING SHARES

You can arrange to withdraw your investment in the Funds by selling some or all of your shares. This process is known as "redeeming" your shares. The procedures for redeeming shares differ depending on whether you purchase your shares directly from Northern Funds or through Northern Trust or another Service Organization. If you purchase your shares through an account at Northern Trust or another Service Organization, you will redeem them in accordance with the instructions pertaining to that account.

REDEEMING AND EXCHANGING DIRECTLY FROM THE FUNDS

When you purchase your shares directly from Northern Funds, you may redeem or exchange shares by the methods described below. You may also use any of these methods if you purchase your shares through an account at Northern Trust or another Service Organization and you appear on Northern Funds' records as the registered holder. You may call 1-800-595-9111 if you have any questions regarding redemptions or exchanges.

         Northern Funds imposes no charges when you redeem or exchange shares. However, when shares of any Fund are purchased through Northern Trust or another Service Organization, a fee may be charged by those institutions for providing services in connection with your investment.

BY MAIL. You may redeem shares in any number or dollar amount by sending a written request to Northern Funds, P.O. Box 75986, Chicago, Illinois 60690-6319. The redemption request must state the number of shares or the dollar amount to be redeemed and identify the Fund account number. If the redemption proceeds are to be sent elsewhere than the address of record, each request must be accompanied by a signature guarantee by a financial institution that participates in STAMP or such other means or evidence of authority as may be acceptable to the Transfer Agent. In addition, written requests for redemptions exceeding $50,000 must be accompanied by a signature guarantee by a financial institution that participates in STAMP or such other means or evidence of authority as may be acceptable to the Transfer Agent. Additional requirements may be imposed. A signature notarized by a notary public is unacceptable. Northern Funds reserves the right to require signature guarantees in other circumstances based on the amount of the redemption request or other factors, and may impose additional requirements.

BY WIRE. If you authorize wire redemptions on your Purchase Application, shares can be redeemed and the proceeds sent by federal wire transfer to a previously designated account. You will be charged $15 for each wire redemption unless the designated account is maintained at Northern Trust or an affiliated bank. The minimum amount that may be redeemed by this method is $250. Northern Funds reserves the right to change this minimum or to terminate the wire redemption privilege at any time without notice. To change bank instructions, a written request accompanied by a signature guarantee by a financial institution that participates in STAMP, or such other means or evidence of authority acceptable to the Transfer Agent, must be sent to Northern Funds, P.O. Box 75986, Chicago, Illinois 60690-6319. Additional requirements may be imposed.

BY CHECK. You may also redeem shares of the Money Market Funds by redemption check in amounts of $250 or more once the checkwriting privilege has been established. When the check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the particular Fund involved to redeem a sufficient number of your shares to cover the amount of the check. Dividends are earned until the check clears the Transfer Agent. You can establish the checkwriting privilege by checking the appropriate box on the Purchase Application, or if your Fund account is already opened, by completing the appropriate form which may be obtained by calling the Transfer Agent at 1-800-595-9111. When establishing checkwriting for an account that is already opened, the form must be signed by each person whose name appears on the account accompanied by signature guarantees by a financial institution that participates in STAMP or such other means or evidence of authority as may be acceptable to the Transfer Agent. Additional requirements may be imposed.

         You may place stop payment requests on checks by calling the Transfer Agent at 1-800-595-9111. A $20 fee will be charged for each stop payment request. If there are insufficient shares in your account to cover the amount of your redemption by check, the check will be returned, marked "insufficient funds," and a fee of $20 will be charged to the account. You may not use checks to close an account or redeem shares purchased within the past fifteen days. Checks you write will not be returned to you, although copies are available upon request.

Northern Funds reserves the right, at any time without prior notice, to suspend, limit or terminate the checkwriting privilege or its use in any manner by any person.

SYSTEMATIC WITHDRAWALS. Northern Funds offers a Systematic Withdrawal Plan. If you own shares of a Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals ($250 minimum amount per withdrawal) and distributed in cash or reinvested in one or more of the other Funds offered by Northern Funds. See "Purchasing Shares Directly from the Funds -- Directed Reinvestments." An application form and additional information may be obtained from the Transfer Agent by calling 1-800-595-9111.

EXCHANGE PRIVILEGE. Northern Funds offers an exchange privilege that permits you to exchange shares of one Fund for shares of another Fund offered by Northern Funds. To establish the exchange privilege, you must check the appropriate box on the Purchase Application or, if your Fund account is already opened, you may send a written request to the Transfer Agent, and must establish or maintain accounts with an identical title in each Fund involved in an exchange transaction. In addition, the shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange).

         Since an excessive number of exchanges may be disadvantageous to Northern Funds, Northern Funds reserves the right, at any time without prior notice, to suspend, limit or terminate the exchange privilege of any shareholder who makes more than eight exchanges of shares in a year and/or two exchanges of shares in a calendar quarter. A shareholder may continue making exchanges until notified that the exchange privilege has been suspended, limited or terminated. Northern Funds reserves the right to modify or terminate the exchange privilege at any time and to reject any exchange request. Questions regarding the exchange privilege may be directed to 1-800-595-9111 or to your account officer at your Service Organization. Exchanges will be processed only when the shares being acquired can be legally sold in the state of the investor's residence.

         Exchanges may have tax consequences. No exchange fee is currently imposed by Northern Funds on exchanges. Northern Funds reserves, however, the right to impose a charge in the future.

TELEPHONE PRIVILEGE. This privilege permits you to redeem or exchange shares by telephone. To establish the telephone privilege, you must check the appropriate box on the Purchase Application, or if your Fund account is already opened, you may send a written request to the Transfer Agent. The request must be signed by each owner of the account and accompanied by signature guarantees as provided below or such other means or evidence of authority as may be acceptable to the Transfer Agent. Once you have established the telephone privilege, you may use the telephone privilege by calling the Transfer Agent at 1-800-595-9111.

         The Transfer Agent has adopted procedures in an effort to establish reasonable safeguards against fraudulent telephone transactions. The proceeds for redemption orders will be sent by check, by wire transfer or by transfer to an account maintained at Northern Trust or an affiliated bank. All checks will be made payable to the shareholder of record and mailed only to the shareholder's address of record. The address of record for redemption checks may be changed only by a written request accompanied by signature guarantees by a financial institution that participates in STAMP or such other means or evidence of authority as may be acceptable to the Transfer Agent and sent to Northern Funds, P.O. Box 75986, Chicago, Illinois 60690-6319. Additionally, the Transfer Agent utilizes recorded lines for telephone transactions and will request a form of personal identification if such identification has been furnished to the Transfer Agent. Neither Northern Funds nor its Transfer Agent will be responsible for the authenticity of instructions received by telephone that are reasonably believed to be genuine. To the extent that Northern Funds fails to use reasonable procedures to verify the genuineness of telephone instructions, it or its service providers may be liable for instructions that prove to be fraudulent or unauthorized. In all other cases, you will bear the risk of loss.

         Northern Funds reserves the right to refuse a telephone redemption if it believes it is advisable to do so. Procedures for redeeming shares by telephone may be modified or terminated by Northern Funds at any time without notice. During periods of substantial economic or market change, telephone redemptions may be difficult to place. If you are unable to contact the Transfer Agent by telephone, shares may also be redeemed by mail as described above under the discussion of redemptions by mail.

REDEEMING AND EXCHANGING THROUGH NORTHERN TRUST AND OTHER INSTITUTIONS

If you purchase your shares through an account at Northern Trust or another Service Organization, you will redeem or exchange them in accordance with the instructions pertaining to that account. If you are listed on the books of Northern Funds as the shareholder of record, you may also redeem and exchange your shares using any of the methods described above under "Redeeming and Exchanging Directly from the Funds." Questions regarding these redemptions or exchanges should be directed to your account representative at Northern Trust or another Service Organization. Although Northern Funds imposes no charges when you redeem, when shares are purchased through Northern Trust or another Service Organization a fee may be charged by those institutions for providing services in connection with your account.

ADDITIONAL REDEMPTION AND EXCHANGE INFORMATION

EFFECTIVE TIME AND PRICE OF REDEMPTIONS AND EXCHANGES. Except as provided below under "Further Information --Miscellaneous," redemption orders for shares of a non-Money Market Fund are processed at the net asset value next determined at 3:00 p.m. (Chicago Time) after receipt in good order by the Transfer Agent or an authorized intermediary (see "Opening an Account and Purchasing Shares - Purchasing Shares Through Northern Trust and Other Institutions" above) by 3:00 p.m. (Chicago Time) on a Business Day, and redemption orders for shares of a Money Market Fund are processed at the net asset value next determined at 1:00 p.m. (Chicago Time) after receipt in good order by the Transfer Agent or an authorized intermediary by 1:00 p.m. (Chicago Time) on a Business Day. Good order means that the request must include the following information: the account number and Fund name; the amount of the transaction (as specified in dollars or number of shares); the signatures of all account owners exactly as they are registered on the account (except for telephone and wire redemptions);

required signature guarantees (if applicable); and other supporting legal documents that might be required in the case of estates, corporations, trusts and certain other accounts. Call 1-800-595-9111 for the additional documentation that may be required of these entities. Exchange orders are likewise processed at the net asset value per share next determined after receipt in good order by the Transfer Agent or an authorized intermediary on a Business Day.

PAYMENT OF REDEMPTION PROCEEDS -- NON-MONEY MARKET FUNDS. The non-Money Market Funds will make payment for redeemed shares typically within one or two Business Days, but no later than the seventh day after receipt by the Transfer Agent or an authorized intermediary of a request in good order on a Business Day, except as otherwise provided by the rules of the SEC. However, if any portion of the shares to be redeemed represents an investment made by check, the Funds may delay the payment of the redemption proceeds until the Transfer Agent is reasonably satisfied that the check has been collected, which could take up to fifteen days from the purchase date. This procedure does not apply to shares purchased by money order or wire payment.

PAYMENT OF REDEMPTION PROCEEDS -- MONEY MARKET FUNDS. If received by the Transfer Agent by 1:00 p.m. (Chicago Time) on a Business Day, a redemption request normally will result in proceeds being sent on the next Business Day, unless payment in immediately available funds on the same Business Day is specifically requested. Proceeds for redemption orders received on a non-Business Day will normally be sent on the second Business Day after receipt in good order. However, if any portion of the shares to be redeemed represents an investment made by check, Northern Funds may delay the payment of the redemption proceeds until the Transfer Agent is reasonably satisfied that the check has been collected, which could take up to fifteen days from the purchase date. Northern Funds reserves the right to defer crediting, sending or wiring redemption proceeds for up to seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Fund.

MISCELLANEOUS REDEMPTION INFORMATION. All redemption proceeds will be sent by check unless Northern Trust or the Transfer Agent is directed otherwise. The ACH system may be utilized for payment of redemption proceeds. Redemptions may not be processed if a shareholder has failed to submit a completed and signed Purchase Application. Northern Funds may require any information reasonably necessary to ensure that a redemption has been duly authorized.

         To relieve Northern Funds of the cost of maintaining uneconomical accounts, Northern Funds reserves the right to redeem the shares held in any account if at the time of any redemption of shares in the account, the net asset value of the remaining shares in the account falls below $1,000. Before such involuntary redemption would occur, you would be given at least 60 days' written notice and, during that period, you could make an additional investment to restore the account to at least the minimum amount, in which case there would be no such redemption. Involuntary redemptions will not be made because the value of shares in an account falls below the minimum amount solely because of a decline in a Fund's net asset value. Northern Funds also reserves the right to redeem the shares held by any shareholder who provides incorrect or incomplete account information or when such involuntary redemptions are necessary to avoid adverse consequences to Northern Funds and its shareholders. Any involuntary redemption would be at net asset value. Northern Funds also reserves the right to redeem shares involuntarily if it is otherwise appropriate to do so under the 1940 Act (see "Amortized Cost Valuation" in the Additional Statement).

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

Each Money Market Fund's net investment income is declared as a dividend on each Business Day. Net investment income includes interest accrued on the Fund's assets less the Fund's estimated expenses. Dividends from net investment income are paid monthly, except that dividends will be paid promptly upon a total redemption of shares in an account not subject to a standing order for the purchase of additional shares. Net realized short-term capital gains, after reduction for capital loss carry-forwards, if any, of a Fund may be distributed from time to time during Northern Funds' fiscal year (but not less frequently than annually). The Money Market Funds do not expect to realize net long-term capital gains. Money Market shares begin earning dividends on the day an order is executed if payment in immediately available funds is received by Northern Funds that day by the time designated under "Opening an Account and Purchasing Shares - Additional Purchase Information - Effective Time and Price of Purchases
- Money Market Funds;" otherwise, shares begin earning dividends on the day after an order is executed.

         Dividends from the net investment income of each of the U.S. Government, Short-Intermediate U.S. Government, Intermediate Tax-Exempt, California Intermediate Tax-Exempt, Florida Intermediate Tax-Exempt, Fixed Income, Tax-Exempt, Arizona Tax-Exempt and California Tax-Exempt Funds are declared daily on each Business Day and paid monthly. Shares of these Funds are entitled to the dividends declared by a Fund beginning on the next Business Day after the purchase order is executed.

         Dividends from the net investment income of the other Funds are declared and paid as follows:

                                                            DIVIDENDS
         FUND                                            DECLARED AND PAID

International Fixed Income...........................      Quarterly
High Yield Municipal.................................      Monthly
High Yield Fixed Income..............................      Monthly
Income Equity........................................      Monthly
Stock Index..........................................      Quarterly
Growth Equity........................................      Quarterly
Select Equity........................................      Annually
Mid Cap Growth.......................................      Quarterly
Small Cap Index......................................      Annually
Small Cap ...........................................      Annually
International Growth Equity..........................      Annually

International Select Equity..........................      Annually
Technology...........................................      Annually

         The net realized capital gains of each Fund are distributed at least annually.

         Dividends and capital gain distributions, if any, will reduce the net asset value of a Fund (other than a Money Market Fund) by the amount of the dividend or capital gain distribution. Dividends and capital gain distributions, if any, are automatically reinvested (without any sales charge or portfolio transaction fee) in additional shares of the same Fund at their net asset value determined on the payment date. You may, however, notify the Transfer Agent in writing that you elect instead to have dividends and/or capital gain distributions paid in cash or reinvested in shares of another Fund offered by Northern Funds at their net asset value determined on the payment date (provided you maintain an account in such Fund). This election will become effective for distributions paid two days after its receipt by the Transfer Agent.

         Net loss, if any, from certain foreign currency transactions or instruments that is otherwise taken into account with respect to the International Fixed Income Fund in calculating net investment income or net realized capital gains for accounting purposes may not be taken into account in determining the amount of dividends to be declared and paid, with the result that a portion of the Fund's dividends may be treated as a return of capital, nontaxable to the extent of a shareholder's tax basis in his or her shares.

TAXES

As with any investment, you should consider the tax implications of an investment in Northern Funds. The following is only a short summary of the important tax considerations generally affecting the Funds and their shareholders. You should consult your tax adviser with specific reference to your own tax situation. Northern Funds will send written notices to shareholders annually regarding the tax status of distributions made by the Funds. The Funds will determine annually the percentages of their respective net investment income which are exempt from tax, which constitute an item of tax preference for purposes of the federal alternative minimum tax, and which are fully taxable, and will apply these percentages uniformly to all dividends declared from net investment income during that year. These percentages may differ significantly from the actual percentages for any particular day.

FEDERAL TAXES. Each Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (the "Code"), meaning that to the extent a Fund's earnings are distributed to shareholders as required by the Code, the Fund itself is not required to pay federal income taxes.

         To qualify, a Fund will pay as dividends at least 90% of its investment company taxable income and at least 90% of its net tax-exempt income (if any) each year. Investment company taxable income includes, but is not limited to, taxable interest, dividends and short-term capital gains less expenses. Dividends based on either investment company taxable income (which includes income resulting from investments in options and futures contracts) or the excess of net short-term capital gain over net long-term capital loss are treated as ordinary income in determining gross income for tax purposes, whether or not the dividends are received in cash or additional shares. (Federal income taxes for distributions to an IRA or other qualified retirement account are deferred or eliminated under the Code.)

         Dividends paid by the Tax-Exempt Funds and the Municipal Funds (but not the other Funds) that are derived from interest on Municipal Instruments ("exempt-interest dividends") may be excludable from your federal taxable income (unless because of your particular situation exclusion would be disallowed). You should note that income that is not subject to federal income taxes may nevertheless have to be considered along with other adjusted gross income in determining whether any Social Security payments received by you are subject to federal income taxes. You should also note that a portion of the exempt-interest dividends paid by the Intermediate Tax-Exempt, California Intermediate Tax-Exempt, Florida Intermediate Tax-Exempt, Tax-Exempt, Arizona Tax-Exempt and California Tax-Exempt Funds may be, and a portion of such dividends by the Municipal Money Market, California Municipal Money Market and High Yield Municipal Funds generally will be, an item of tax preference for both corporate and individual taxpayers in determining federal alternative minimum tax liability. (Corporate taxpayers will be required to take into account all exempt-interest dividends from the Tax-Exempt Funds and the Municipal Funds in determining certain adjustments for alternative minimum tax purposes.) If you hold shares for six months or less, and during that time receive exempt-interest dividends, any loss realized on the sale of those shares will be disallowed to the extent of the exempt-interest dividends.

         Any distribution based on the excess of long-term capital gain over net short-term capital loss will be taxable as a long-term capital gain, regardless of how long you hold Fund shares. However, if you hold shares for six months or less, and during that time receive a distribution that is taxable as a long-term capital gain, any loss realized on the sale of those shares will be treated as a long-term loss to the extent of the earlier capital gain distribution.

         Before purchasing shares you should consider the effect of any capital gain distributions and, for those Funds that do not declare dividends daily, any net income dividends that are expected to be declared or that have been declared but not yet paid. The net asset value of the shares will be reduced by the amount of any such distribution, so that a shareholder will, in effect, have paid full price for the shares and then received a portion of the price back as a taxable distribution. This is because at any given time the value of your shares includes the undistributed net gains, if any, realized by a Fund on the sale of portfolio securities, and undistributed dividends and interest received, less the Fund's expenses. Because such gains and dividends are included in the price of your shares, when they are distributed, the price of your shares is reduced by the amount of the distribution. Accordingly, if your distribution is reinvested in additional shares, the distribution has no effect on the value of your investment; while you own more shares, the price of each share has been reduced by the amount of the distribution. Likewise, if you take your distribution in cash, the value of your shares after the record date will be reduced by the cash received.

         Any dividends declared in October, November or December and payable to shareholders of record during those months will be deemed to have been paid by a Fund and received by shareholders on December 31, so long as the dividends are actually paid, as expected, in January of the following year.

         Shareholders may realize a taxable gain or loss when redeeming, transferring or exchanging their shares (or in using the Systematic Withdrawal Plan to direct reinvestments), depending on the difference in the prices at which the shares were originally purchased and when redeemed, transferred or exchanged.

         Dividends and certain interest income earned by a Fund from foreign securities may be subject to foreign withholding taxes or other taxes. So long as more than 50% of the value of a Fund's total assets at the close of a taxable year consists of stock or securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding taxes and other foreign income taxes, as paid by its shareholders. It is possible that one or more of the International Funds will make this election in certain years. Should a Fund make the election, the amount of such foreign taxes paid by the Fund will be included in its shareholders' income pro rata (in addition to taxable distributions actually received by them), and each shareholder will be entitled either (a) to credit his proportionate amounts of such taxes against applicable U.S. federal income tax liabilities, or (b) if the shareholder itemizes deductions, to deduct such proportionate amounts from applicable U.S. federal taxable income.

         If a Fund invests in certain "passive foreign investment companies" ("PFICs"), it would be subject to federal income tax (and possibly additional interest charges) on a portion of any "excess distribution" or gain from the disposition of such investments even if it distributes the income to its shareholders. If a Fund elects to treat the PFIC as a "qualified electing fund" ("QEF") and the PFIC furnishes certain financial information in the required form, the Fund instead would be required to include in income each year its allocable share of the ordinary earnings and net capital gains of the QEF, whether or not received, and such amounts would be subject to the various distribution requirements described above. In addition, a Fund could, as an alternative, elect to mark-to-market and recognize ordinary income each year with respect to any appreciation in a PFIC investment.

         Northern Funds will be required in certain cases to withhold and remit to the U.S. Treasury 31% of the dividends and distributions payable to any investor (i) who has provided either an incorrect Social Security Number or Taxpayer Identification Number or no number at all, (ii) who is subject to withholding by the Internal Revenue Service for prior failure to properly include on his return payments of interest or dividends, or (iii) who has failed to certify to Northern Funds, when required to do so, that he is not subject to backup withholding or is an "exempt recipient."

STATE AND LOCAL TAXES GENERALLY. Because the state and local tax rules applicable to an investment in Northern Funds may be different from the federal tax rules described above, you should discuss your investment with your tax adviser. In particular, dividends may be taxable under state or local law as dividend income even though all or part of those dividends come from interest on obligations that, if held by you directly, would be free of such income taxes. Additionally, although the U.S. Government Select Money Market Fund intends to invest principally in U.S. government securities the interest on which is generally exempt from state income taxation, you should see your tax adviser to determine whether distributions from the Fund are exempt in light of your particular circumstances.

STATE AND LOCAL TAXES -- CALIFORNIA FUNDS. If, at the close of each quarter of each of the California Funds' taxable year, at least 50% of the value of its total assets consists of California Municipal Instruments and certain specified federal obligations, and if the Fund qualifies as a regulated investment company for federal tax purposes, then the Fund will be qualified to pay dividends exempt from California state personal income tax to its shareholders. If the Fund so qualifies, dividends derived from interest attributable to California Municipal Instruments and such federal obligations will be exempt from California state personal income tax (unless, because of your particular situation, exclusion would be disallowed). Any dividends paid to shareholders subject to California state franchise tax or California state corporate income tax may be taxed as ordinary dividends to such shareholders notwithstanding that all or a portion of such dividends are exempt from California state personal income tax.

         Except as noted with respect to the California state personal income tax, dividends paid by the California Funds may be taxable under state or local law as dividend income even though all or part of those dividends come from interest on obligations that, if held by you directly, would be free of such income taxes. Moreover, to the extent, if any, that dividends paid by a Fund to its shareholders are derived from taxable interest or from capital gains, such dividends will be subject to federal income tax and California state personal income tax, if applicable, whether or not such dividends are reinvested. Future legislative or administrative changes or court decisions may materially affect the tax consequences of investing in the California Funds.

STATE AND LOCAL TAXES -- FLORIDA INTERMEDIATE TAX-EXEMPT FUND. Florida does not currently have an income tax for individuals, and therefore individual shareholders of this Fund will not be subject to any Florida income tax on amounts received from the Fund. However, Florida does impose an income tax on certain corporations, so that such amounts may be taxable to corporate shareholders.

         Florida also imposes an "intangibles tax" at the annual rate of 2 mills or 0.2% on certain securities and other intangible assets owned by Florida residents. With respect to the first mill, or first 0.1%, of the intangibles tax, every natural person is entitled each year to an exemption of the first $20,000 of the value of the property subject to the tax. A husband and wife filing jointly will have an exemption of $40,000. With respect to the last one mill, or last 0.1% of the intangibles tax, every natural person is entitled each year to an exemption of the first $100,000 of the value of the property subject to the tax. A husband and wife filing jointly will have an exemption of $200,000.

         Obligations issued by the State of Florida or its municipalities, counties, and other taxing districts, or by the U.S. Government, certain U.S. Government agencies and certain U.S.

territories and possessions (such as Guam, Puerto Rico and the Virgin Islands), as well as cash, are exempt from this intangibles tax. If on December 31 of any year the portfolio of the Florida Intermediate Tax-Exempt Fund consists solely of such exempt assets, then the Fund's shares will be entirely exempt from the Florida intangibles tax payable in the following year.

         The Fund intends, but cannot guarantee, that its shares will qualify for exemption from the Florida intangibles tax.

STATE AND LOCAL TAXES -- ARIZONA TAX-EXEMPT FUND. Individuals, trusts and estates who are subject to Arizona income tax will not be subject to such tax on dividends paid by the Arizona Tax-Exempt Fund, to the extent that such dividends qualify as exempt-interest dividends of a regulated investment company under
Section 852(b)(5) of the Code and are attributable to either (i) obligations of the State of Arizona or its political subdivisions thereof or (ii) obligations issued by the governments of Guam, Puerto Rico, or the Virgin Islands. In addition, dividends paid by the Arizona Tax-Exempt Fund which are attributable to interest payments on direct obligations of the United States government will not be subject to Arizona income tax to the extent the Arizona Tax-Exempt Fund qualifies as a regulated investment company under Subchapter M of the Code. Other distributions from the Arizona Tax-Exempt Fund, however, such as distributions of short-term or long-term capital gains, will generally not be exempt from Arizona income tax.

         There are no municipal income taxes in Arizona. Moreover, because shares of the Arizona Tax-Exempt Fund are intangibles, they are not subject to Arizona property tax. Shareholders of the Arizona Tax-Exempt Fund should consult their tax advisors about other state and local tax consequences of their investment in the Arizona Tax-Exempt Fund.

TAX TABLE

                                            FEDERAL
                                            MARGINAL                         TAX-EXEMPT YIELDS
             TAXABLE INCOME                 TAX RATE    2.00%      3.00%     4.00%    5.00%     6.00%     7.00%    8.00%
             --------------                 --------    -----      -----     -----    -----     -----     -----    -----
  SINGLE RETURN          JOINT RETURN                                        EQUIVALENT TAXABLE YIELDS
  -------------          ------------       ----------------------------------------------------------------------------
      $0-$ 22,100         $0-$ 36,900         15%       2.35%      3.53%    4.71%     5.88%    7.06%      8.24%    9.41%
$ 22,101-$ 53,500   $ 36,901-$ 89,150         28%       2.78%      4.17%    5.56%     6.94%    8.33%      9.72%   11.11%
$ 53,501-$115,000   $ 89,151-$140,000         31%       2.90%      4.35%    5.80%     7.25%    8.70%     10.14%   11.59%
$115,001-$250,000   $140,001-$250,000         36%       3.13%      4.69%    6.25%     7.81%    9.38%     10.94%   12.50%
    Over $250,000       Over $250,000         39.6%     3.31%      4.97%    6.62%     8.28%    9.93%     11.59%   13.25%

The tax-exempt yields used here are hypothetical and no assurance can be made that the Funds will attain any particular yield. A Fund's yield fluctuates as market conditions change. The tax brackets and related yield calculations are based on the 1998 federal marginal tax rates indicated in the table. The table does not reflect the phase out of personal exemptions and itemized deductions which will apply to certain higher income taxpayers. In addition, the brackets do NOT take into consideration the California or Arizona state personal income tax or the Florida intangibles tax or any other state tax.

TAX TABLE

You may find it particularly useful to compare the tax-free yields of the Tax-Exempt Funds and the Municipal Funds to the equivalent yields from taxable investments. For an investor in a low tax bracket, it may not be helpful to invest in a tax-exempt investment if a higher after-tax yield can be achieved from a taxable instrument.

         The table above illustrates the difference between hypothetical tax-free yields and tax-equivalent yields for different tax brackets. You should be aware, however, that tax brackets can change over time and that your tax adviser should be consulted for specific yield calculations.

MANAGEMENT

BOARD OF TRUSTEES

The business and affairs of Northern Funds are managed under the direction of its Board of Trustees. The Additional Statement contains the name of each Trustee and other background information.

INVESTMENT ADVISERS, TRANSFER AGENT AND CUSTODIAN

Northern Trust, with offices at 50 S. LaSalle Street, Chicago, Illinois 60675, serves as Northern Funds' investment adviser (except with respect to the Stock Index, Small Cap Index and Small Cap Funds). NTQA, an affiliate of Northern Trust which also has offices at 50 S. LaSalle Street, Chicago, Illinois 60675, serves as investment adviser to the Stock Index, Small Cap Index and Small Cap Funds. Northern Trust also serves as transfer agent and custodian for each Fund. As transfer agent, Northern Trust provides various administrative servicing functions, and any shareholder inquiries may be directed to it. Northern Trust's transfer agency offices are located at 801 S. Canal Street, Chicago, Illinois 60607.

         Northern Trust, a member of the Federal Reserve System, is an Illinois state-chartered commercial bank and the principal subsidiary of Northern Trust Corporation, a bank holding company. Northern Trust was formed in 1889 with capitalization of $1 million. NTQA is an Illinois state-chartered trust company formed in 1988. On December 31, 1997, NTQA became a wholly-owned subsidiary of Northern Trust Corporation. NTQA serves as investment adviser principally to defined benefit and defined contribution plans and manages over 60 equity and bond commingled and common trust funds. As of September 30, 1998, Northern Trust Corporation and its subsidiaries had approximately $28.1 billion in assets, $17.0 billion in deposits and employed approximately 7,944 persons.

         Northern Trust and its affiliates administered in various capacities (including as master trustee, investment manager or custodian) $1.13 trillion in assets as of September 30, 1998, including over $220.7 billion for which Northern Trust and its affiliates had investment management responsibility.


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
         Subject to the general supervision of Northern Funds' Board of Trustees, the Investment Advisers are responsible for making investment decisions for the Funds and placing purchase and sale orders for portfolio securities. The Investment Advisers are also responsible for monitoring and preserving the records required to be maintained under the regulations of the SEC (with certain exceptions unrelated to its activities for Northern Funds). In making investment recommendations for the Funds, investment advisory personnel must not inquire or take into consideration whether issuers of securities proposed for purchase or sale for the Funds' accounts are customers of Northern Trust's commercial banking department. These requirements are designed to prevent investment advisory personnel for the Funds from knowing which companies have commercial business with Northern Trust and from purchasing securities where they know the proceeds will be used to repay loans to the bank.

         As compensation for its advisory services and its assumption of related expenses, Northern Trust is entitled to a fee, computed daily and payable monthly, at an annual rate of 0.60% of the average daily net assets of each of the Money Market Funds; 0.75% of the average daily net assets of each of the U.S. Government, Short-Intermediate U.S. Government, Intermediate Tax-Exempt, California Intermediate Tax-Exempt, Florida Intermediate Tax-Exempt, Fixed Income, Tax-Exempt, Arizona Tax-Exempt and California Tax-Exempt Funds; 0.75% of the average daily net assets of the High Yield Municipal and High Yield Fixed Income Funds; 0.90% of the average daily net assets of the International Fixed Income Fund; 1.00% of the average daily net assets of each of the Income Equity, Growth Equity and Mid Cap Growth Funds; and 1.20% of the average daily net assets of each of the Select Equity, International Growth Equity, International Select Equity and Technology Funds. As compensation for its advisory services and its assumption of related expenses, NTQA is entitled to a fee, computed daily and payable monthly, at an annual rate of 0.60% of the average daily net assets of the Stock Index Fund; 0.65% of the average daily net assets of the Small Cap Index Fund; and 1.20% of the average daily net assets of the Small Cap Fund.

         During Northern Funds' fiscal year ended March 31, 1998, Northern Trust received investment management fees (after waivers) at the annualized rates of 0.31% and 0.34% of the average daily net assets of the U.S. Government Select Money Market and California Municipal Money Market Funds, respectively, and at the annualized rates set forth above under "Expense Summary" with respect to the other Funds that had commenced operations.

         Prior to April 1, 1998, Northern Trust served as investment adviser to the Stock Index, Small Cap Index and Small Cap Funds on the same terms as those currently in effect for such Funds.

         Northern Trust also receives compensation as Northern Funds' custodian and transfer agent. The fees payable by the Funds for these services are described in the Additional Statement.

         Northern Trust may, at its own expense, provide compensation to certain dealers and other institutions whose customers purchase shares of a Fund. The amount of such compensation may be made on a one-time and/or periodic basis, and may equal or exceed the annual fees that are earned by Northern Trust from a Fund and are attributable to shares held by such customers. Such compensation will not represent an additional expense to the Funds or their shareholders, since it will be paid from the assets of Northern Trust or its affiliates.

         The Investment Advisers employ a team approach to the investment management of the Funds, relying upon investment professionals in the Investment Services Group. James M. Snyder, Chief Investment Officer and Executive Vice President of Northern Trust and Chairman and Chief Executive Officer of NTQA, oversees the management of all fixed income, equity and money market assets managed by the Investment Advisers and is the head of the Investment Services Group. Below is information regarding the management of each of the Funds, other than the Money Market Funds and the Stock Index and Small Cap Index Funds.

FIXED INCOME FUNDS


         The management team leaders for the Fixed Income Fund are Mark J. Wirth, Senior Vice President of Northern Trust, and Stephen M. Schafer, Vice President of Northern Trust. Mr. Wirth has had such responsibility since July 1998 and Mr. Schafer has had such responsibility since December 1998. Mr. Wirth joined Northern Trust in 1986 and during the past five years has managed various fixed income portfolios. Mr. Schafer joined Northern Trust in 1988 and during the past five years has managed various fixed income portfolios and served as credit analyst following both industrial and utility companies.


         The management team leaders for the U.S. Government Fund are Mark J. Wirth and Monty M. Memler, Vice President of Northern Trust. Mr. Wirth has had such responsibility for the Fund since July 1998. Mr. Memler has had such responsibility for the Fund since November 1994. Mr. Memler joined Northern Trust in 1986 and during the past five years has managed various fixed income portfolios.


         The management team leaders for the International Fixed Income Fund are Michael J. Lannan and Steven M. Schafer, Vice President of Northern Trust. Mr. Lannan has had such responsibility since the Fund commenced operations in April 1994 and Mr. Schafer has had such responsibility since July 1998. Mr. Lannan joined Northern Trust in 1986 and during the past five years has managed various fixed income portfolios.


         Messrs. Wirth and Schafer will be the management team leaders for the Short-Intermediate U.S. Government Fund after it commences operations.

         The management team leaders for the Tax-Exempt Fund and Intermediate Tax-Exempt Fund are Eric M. Bergson, Vice President of Northern Trust, and Timothy T. A. McGregor, Second Vice President of Northern Trust. Mr. Bergson and Mr. McGregor have had such responsibility for the Tax-Exempt Fund since November 1998. Mr. Bergson has had such responsibility for the Intermediate Tax-Exempt Fund since 1994. Mr. McGregor has had such responsibility for the Intermediate Tax-Exempt Fund since 1998. Mr. Bergson joined Northern Trust in 1986 and during the past five years has managed various municipal securities. Mr.

McGregor joined Northern Trust in 1989 and during the past five years has managed various municipal bond portfolios.

         The management team leaders for the Florida Intermediate Tax-Exempt Fund are Eric M. Bergson and Gregory A. Bell, Second Vice President of Northern Trust. Mr. Bergson has had such responsibility for the Florida Intermediate Tax-Exempt Fund since 1996. Mr. Bell has had such responsibility for the Fund since November 1998. Mr. Bell joined Northern Trust in 1984 and during the past five years has managed various municipal bond portfolios.

         The management team leaders for the California Tax-Exempt Fund are Eric
M. Bergson and Eric V. Boeckman, Vice President in the Fixed Income Management Division. Mr. Bergson has had such responsibility since November 1998 and Mr. Boeckmann has had such responsibility since April 1998. Mr. Boeckmann joined Northern Trust in 1985 and during the past five years has managed various municipal bond portfolios, including common trust funds invested in municipal securities. Messrs. Bergson and Boeckmann will also be the management team leaders for the California Intermediate Tax-Exempt and Arizona Tax-Exempt Funds after they commence operations.

         Upon commencement of the portfolios, the management team leader for the High Yield Fixed Income Fund and the High Yield Municipal Fund will be M. Jane McCart, Senior Vice President of Northern Trust. Ms. McCart joined Northern Trust in 1998. From 1983 to 1998, she was with Stein Roe & Farnham Incorporated where she had been the portfolio manager of various municipal bond portfolios.

EQUITY FUNDS

         Theodore T. Southworth, Vice President of Northern Trust, has led the management team for the Income Equity Fund since 1995. He joined Northern Trust in 1984 and during the past five years has managed various equity portfolios.

         Jon D. Brorson, Senior Vice President of Northern Trust, and John J. Zielinski, Vice President of Northern Trust, are the management team leaders for the Growth Equity Fund. Mr. Brorson has had such responsibility since July 1998 and Mr. Zielinski has had such responsibility since April 1998. Mr. Brorson has managed equity portfolios with Northern Trust since 1996, and from 1990 to 1996, he was with Hartline Investment Corp., where his primary responsibilities included portfolio management, investment research, sales and trading. Mr. Zielinski joined Northern Trust in 1980 and during the past five years has managed various equity portfolios.

         Robert N. Streed, Vice President of Northern Trust, is the management team leader for the Select Equity Fund. Mr. Streed has had such responsibility for the Fund since it commenced operations in April 1994. Mr. Streed joined Northern Trust in 1990 and during the past five years has managed various equity portfolios.

         Theodore Breckel, Vice President of Northern Trust, is the management team leader for the Mid Cap Growth Fund. Mr. Breckel has had such responsibility for the Fund since April 1998. Mr. Breckel has been with Northern Trust since 1968. During the past five years he has managed various equity portfolios.

         Susan J. French is the management team leader for the Small Cap Fund. Ms. French serves as Vice President of Northern Trust and, since 1998, NTQA. Ms. French has had such responsibility for the Fund since it commenced operations in April 1994. Ms. French joined Northern Trust in 1986 and during the past five years has managed various short-term investment and equity index portfolios.

         The management team leader for the International Growth Equity Fund is Robert A. LaFleur, Senior Vice President of Northern Trust. Mr. LaFleur has had such responsibility for the Fund since it commenced operations in April 1994. Mr. LaFleur joined Northern Trust in 1982 and during the past five years has managed various international equity portfolios.

         The management team leaders for the International Select Equity Fund are Robert A. LaFleur and Svein Backer. Mr. LaFleur has had such responsibility for the Fund since 1994 and Mr. Backer, Second Vice President of Northern Trust, has had such responsibility for the Fund since July 1997. Mr. Backer joined Northern Trust in 1992 and for the past five years has been responsible for the stock selection and coverage of existing holdings for the United Kingdom, Scandinavian, Australian, Canadian, South African and Emerging Market Europe weightings in Northern Trust's international equity portfolios.

         The management team leaders for the Technology Fund are John B. Leo and George J. Gilbert, Vice Presidents of Northern Trust. Mr. Leo has had such responsibility since the Fund commenced operations in April 1996. Mr. Gilbert has had such responsibility since July 1997. Mr. Leo joined Northern in 1984. During the past five years, Mr. Leo has managed various equity and bond portfolios. Mr. Gilbert joined Northern Trust in 1980 and during the past five years has managed a common trust technology fund, analyzed corporations and made recommendations to portfolio managers on whether to buy, sell or hold securities of issuers in a number of different industries.

YEAR 2000

         Like every other business dependent upon computerized information processing, Northern Trust Corporation and Sunstone Financial Group, Inc. ("Sunstone") must deal with "Year 2000" issues, which stem from using two digits to reflect the year in computer programs and data. Computer programmers and other designers of equipment that use microprocessors have long abbreviated dates by eliminating the first two digits of the year under the assumption that those two digits will always be 19. As the Year 2000 approaches, many systems may be unable to process accurately certain date-based information, which could cause a variety of operational problems for businesses.

         Northern Trust Corporation's data processing software and hardware provide essential support to virtually all of its business units, including the units that provide services to Northern Funds, so successfully addressing Year 2000 issues is of the highest importance. Failure to complete renovation of the critical systems used by Northern Trust Corporation on a timely basis could have a materially adverse effect on its ability to provide such services -- as could Year 2000 problems experienced by others. Although the nature of the problem is such that there can be no complete assurance it will be successfully resolved, Northern Trust Corporation has indicated that a renovation and risk mitigation program is well under way and that it has a dedicated Year 2000 Project Team whose members have significant systems development and maintenance experience. Northern Trust Corporation's Year 2000 project includes a comprehensive testing plan. Northern Trust Corporation has advised Northern Funds that it expects to complete work on its critical systems by December 31, 1998, so that testing with outside parties may be conducted during 1999.

         Northern Trust Corporation also will have a program to monitor and assess the efforts of other parties. However, it cannot control the success of those efforts. Contingency plans will be established where appropriate to provide Northern Trust Corporation with alternatives in case these entities experience significant Year 2000 difficulties which impact Northern Trust Corporation.

         Sunstone and its affiliates depend on the consistent operations of their computer software systems in providing services to Northern Funds. Addressing Year 2000 issues is of the highest importance to Sunstone and its affiliates. Sunstone does not utilize any proprietary software systems in providing services to the Funds. Sunstone utilizes only software provided by software vendors in providing services to the Funds. Sunstone and its affiliates are monitoring and assessing the efforts of their software vendors for the Funds. They cannot, however, control the success of those efforts. Sunstone and its affiliates are in the process of developing contingency plans for the systems they utilize to provide services to the Funds in the event these entities experience significant Year 2000 difficulties. The inability of Northern Funds and its service providers to successfully address the Year 2000 issue could result in interruptions in the Funds' business and have a materially adverse effect on the Funds' operations.

ADMINISTRATOR AND DISTRIBUTOR

Sunstone Financial Group, Inc., 207 E. Buffalo Street, Suite 400, Milwaukee, Wisconsin 53202, acts as administrator for Northern Funds. As compensation for its administrative services (which include clerical, compliance, regulatory and other services) and the assumption of related expenses, Sunstone is entitled to a fee, computed daily and payable monthly, at an annual rate of 0.15% of Northern Funds' average net assets. No compensation was payable by Northern Funds to Sunstone for its distribution services.

         Sunstone Distribution Services, LLC, 207 E. Buffalo Street, Suite 400, Milwaukee, Wisconsin 53202, an affiliate of Sunstone, is currently the distributor of the shares of Northern Funds. Effective on or after January 1, 1999, Northern Funds Distributors, LLC, an affiliate of Sunstone and Sunstone Distribution Services, LLC, will replace Sunstone Distribution Services, LLC as distributor of Northern Funds. Miriam M. Allison, an officer of Northern Funds, is also an officer of Sunstone Distribution Services, LLC and Northern Funds Distributors LLC. Shares of Northern Funds are sold by Sunstone Distribution Services, LLC (and will be sold by Northern Funds Distributors, LLC effective on or after January 1, 1999), as distributor, on a continuous basis. No compensation is payable by Northern Funds to Sunstone Distribution Services, LLC for its distribution services, nor will it be payable to Northern Funds Distributors, LLC for its distribution services.

SERVICE ORGANIZATIONS

Northern Funds may enter into agreements with Service Organizations such as banks, corporations, broker-dealers and other financial institutions, including Northern Trust, concerning the provision of support and/or distribution services to their customers who own Fund shares. These services, which are described more fully in the Additional Statement, may include support services such as assisting investors in processing administrative purchase, exchange and redemption requests; processing dividend and distribution payments from the Funds; providing information to customers showing their positions in the Funds; and providing subaccounting with respect to Fund shares beneficially owned by customers or the information necessary for subaccounting. In addition, Service Organizations may provide assistance, such as the forwarding of sales literature and advertising to their customers, in connection with the distribution of Fund shares. For their services, Service Organizations may receive fees from a Fund at annual rates of up to 0.25% of the average daily net asset value of the shares covered by their agreements.

         Service Organizations may charge their customers fees for providing administrative services in connection with investments in a Fund. Investors should contact their Service Organization with respect to these fees and the particular Service Organization's procedures for purchasing and redeeming shares. It is the responsibility of Service Organizations to transmit purchase and redemption orders and record those orders on a timely basis in accordance with their agreements with their customers.

         Conflict-of-interest restrictions may apply to the receipt of compensation paid by Northern Funds in connection with the investment of fiduciary funds in Fund shares. Institutions, including banks regulated by the Comptroller of the Currency, Federal Reserve Board and state banking commissions, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal counsel before entering into agreements with Northern Funds.

         The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting securities. Accordingly, banks will be engaged under agreements with Northern Funds only to perform services that are permissible under these laws.

         Agreements that contemplate the provision of distribution services by Service Organizations are governed by a Distribution and Service Plan (the "Plan") that has been adopted by Northern Funds pursuant to Rule 12b-1 under the 1940 Act. Payments to Service Organizations, including Northern Trust, under the Plan are not tied directly to their own out-of-pocket expenses and therefore may be used as they elect (for example, to defray their overhead expenses), and may exceed their direct and indirect costs.

EXPENSES

Except as set forth above and in the Additional Statement, each Fund is responsible for the payment of its expenses. These expenses include, without limitation, the fees and expenses payable to Northern Trust and Sunstone, brokerage fees and commissions, fees for the registration or qualification of Fund shares under federal or state securities laws, expenses of the organization of Northern Funds, taxes, interest, costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against Northern Funds for violation of any law, legal, tax and auditing fees and expenses, expenses of preparing and printing prospectuses, statements of additional information, proxy materials, reports and notices and the printing and distributing of the same to the Funds' shareholders and regulatory authorities, compensation and expenses of its Trustees, payments to Service Organizations, fees of industry organizations such as the Investment Company Institute, and miscellaneous and extraordinary expenses incurred by Northern Funds.

         Northern Trust and Sunstone intend to voluntarily reimburse a portion of the Funds' expenses and/or reduce their advisory and administrative fees from the Funds during the current fiscal year. The result of these reimbursements and fee reductions will be to increase the performance of the Funds during the periods for which the reductions and reimbursements are made.

FURTHER INFORMATION

DETERMINING SHARE PRICE

Except as provided below under "Further Information -- Miscellaneous," net asset value per share for purposes of purchases and redemptions is calculated by Northern Trust on each Business Day as of 3:00 p.m. (Chicago Time) for each non-Money Market Fund, and as of 1:00 p.m. (Chicago Time) for each Money Market Fund. Net asset value is calculated by dividing the value of all securities and other assets belonging to a Fund, less the liabilities charged to a Fund, by the number of the Fund's outstanding shares.

         In seeking to maintain a net asset value of $1.00 per share with respect to each Money Market Fund for purposes of purchases and redemptions, Northern Funds values the portfolio securities held by each of the Money Market Funds pursuant to the amortized cost method of valuation described in the Additional Statement under "Amortized Cost Valuation."

         Securities held by the other Funds that are listed on a recognized U.S. or foreign securities exchange are valued at the last quoted sales price on the securities exchange on which the securities are primarily traded, except that securities listed on an exchange in the United Kingdom are valued at the average of the closing bid and ask prices. If securities listed on a U.S. exchange are not traded on a valuation date, they will be valued at the last quoted bid price. If securities traded on a foreign securities exchange are not traded on a valuation date, they will be valued at the most recent quoted sales price. Securities that are traded in the U.S. over-the-counter markets, absent a last quoted sales price, are valued at the last quoted bid price. Securities which are traded in the foreign over-the-counter markets are valued at the last sales price, except that such securities traded in the United Kingdom are valued at the average of the closing bid and ask prices. Any securities for which no current quotations are readily available are valued at fair value as determined in good faith by Northern Trust under the supervision of the Board of Trustees. Temporary short-term investments are valued at amortized cost which Northern Trust has determined, pursuant to Board authorization, approximates market value. Securities may be valued on the basis of prices provided by independent pricing services when those prices are believed to reflect the fair market value of the securities.

ADVERTISING PERFORMANCE

The performance of each Fund may be compared to those of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Fund may be compared to data prepared by Lipper Analytical Services, Inc. or to the S&P 500 Index, the S&P MidCap 400 Index, the Russell 2000 or 1000 Small Stock Index, the Consumer Price Index or the Dow Jones Industrial Average. In addition, performance of the U.S. Government and Fixed Income Funds may be compared to the Lehman Brothers Government Bond Index (or its two components, the Treasury Bond Index and Agency Bond Index), the Lehman Brothers Corporate Bond Index, the Lehman Brothers Intermediate Government Bond Index and the Lehman Brothers Government/Corporate Bond Index. Performance of the Intermediate Tax-Exempt and Tax-Exempt Funds may be compared to the Lehman Brothers Municipal Bond or 5-Year Municipal Bond Indices; performance of the California Intermediate Tax-Exempt Fund may be compared to the Lehman Brothers Mutual Fund California Intermediate Index; performance of the Florida Intermediate Tax-Exempt Fund may be compared to the Lehman Brothers Florida Intermediate Tax-Exempt Index; performance of the Arizona Tax-Exempt Fund may be compared to the Lehman Brothers Arizona Municipal Bond Index; performance of the California Tax-Exempt Fund may be compared to the Lehman Brothers California Municipal Exempt Index and performance of the California Intermediate Tax-Exempt Fund, Florida Intermediate Tax-Exempt Fund, Arizona Tax-Exempt Fund and California Tax-Exempt Fund may be compared to the Lehman Brothers Mutual Fund Intermediate Municipal Index. Performance of the High Yield Municipal Fund may be compared to Lehman Brothers High Yield Municipal Bond Index. Performance of the High Yield Fixed Income Fund may be compared to Merrill Lynch High Yield Master II Index, Lehman Brothers High Yield Index and Salomon Brothers Extended High-Yield Market Index. Performance of the Income Equity Fund may be compared to the Merrill Lynch Investment Grade Convertible Bond Index. Performance of the International Funds may be compared to the Morgan Stanley Capital International Europe, Australasia and Far East Index ("EAFE"), the Morgan Stanley EAFE blended with Emerging Markets Free Index and the J.P. Morgan International Government Bond Index. Performance of the Technology Fund may be compared to the Morgan Stanley Index, the Hambrecht and Quist Technology Index, the SoundView Technology Index, the technology grouping of the S&P 500 Index and any other comparable technology index. Performance data as reported in national financial publications such as Money, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of a Fund. From time to time, the Funds may also quote the mutual fund ratings of Morningstar, Inc. and other services in their advertising materials.

         A Fund calculates its total return on an "average annual total return" basis for various periods from the date the Fund commences investment operations and for other periods as permitted under SEC rules. Average annual total return reflects the average annual percentage change in value of an investment over the measuring period. Total return may also be calculated on an aggregate total return basis for various periods. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return reflect changes in the price of a Fund's shares and assume that any dividends and capital gain distributions are reinvested. When considering average total return figures for periods longer than one year, you should note that the annual total return for any one year may be more or less than the average for the entire period. A Fund may also advertise its total return on an aggregate, year-by-year or other basis for various specified periods through charts, graphs, schedules or quotations.

         The yield of a Fund (other than the Money Market Funds) is computed based on the Fund's net income during a specified 30-day (or one-month) period. More specifically, the Fund's yield is computed by dividing its per share net income during the relevant period by the per share net asset value on the last day of the period and analyzing the result on a semi-annual basis. The yield of a Money Market Fund is computed based on the Fund's net income during a specified seven-day period. The net investment income is then "annualized." That is, the amount of net investment income generated by the investment during the period is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective" yield of a Money Market Fund is calculated similarly but, when annualized, the net investment income generated by the investment is assumed to be reinvested. The "effective" yield will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

         The tax-equivalent yield for the Tax-Exempt Funds and the Municipal Funds shows the amount of taxable yield needed to produce an after-tax equivalent of a tax-free yield, and is calculated by increasing the yield (as calculated above) by the amount necessary to reflect the payment of federal and/or state income taxes at a stated rate. The tax-equivalent yield for the Tax-Exempt Funds and the Municipal Funds will always be higher than the Fund's yield.

         Performance is based on historical earnings and is not intended to indicate future performance. The investment return and principal value of an investment in a Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data may not provide a basis for comparison with bank deposits and other investments which provide a fixed yield for a stated period of time. Changes in the net asset value should be considered in ascertaining the total return to shareholders for a given period. Total return data should also be considered in light of the risks associated with a Fund's composition, quality, operating expenses and market conditions. Any fees charged by Northern Trust or a Service Organization directly to its customers in connection with investments in the Funds will not be included in Northern Funds' calculations of performance data.

VOTING RIGHTS

Northern Funds was formed as a Massachusetts Business Trust on October 12, 1993 under an Agreement and Declaration of Trust (the "Trust Agreement"). The Trust Agreement permits the Board of Trustees to issue an unlimited number of shares of beneficial interest of one or more separate series representing interests in different investment portfolios. Northern Funds has established twenty-seven separate Funds, which are described in this Prospectus.

         Shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held. Each series entitled to vote on a matter will vote in the aggregate and not by series, except as required by law or when the matter to be voted on affects only the interests of shareholders of a particular series. The Additional Statement gives examples of situations where the law requires voting by series. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Northern Funds may elect all of the Trustees.

         Northern Funds does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. Pursuant to the Trust Agreement, the Trustees will promptly call a meeting of shareholders to vote upon the removal of any Trustee when so requested in writing by the record holders of 10% or more of the outstanding shares. To the extent required by law, Northern Funds will assist in shareholder communications in connection with the meeting.

         As of September 30, 1998, Northern Trust possessed sole or shared voting or investment power for its customer accounts with respect to more than 50% of the outstanding shares of Northern Funds.

SHAREHOLDER REPORTS

Shareholders of record will be provided each year with a semi-annual report showing portfolio investments and other information as of September 30 and, after the close of the Funds' fiscal year March 31, with an annual report containing audited financial statements. To eliminate unnecessary duplication, only one copy of shareholder reports will be sent to shareholders with the same mailing address. Shareholders who desire a duplicate copy of shareholder reports to be mailed to their residence should call 1-800-595-9111 or send an e-mail to: northernfunds@execpc.com.

RETIREMENT PLANS

Shares of the Funds may be purchased in connection with certain tax-sheltered retirement plans, including profit-sharing plans, 401(k) plans, money purchase pension plans, target benefit plans and individual retirement accounts. Further information about how to participate in these plans, the fees charged and the limits on contributions can be obtained from Northern Trust. To invest through any of the tax-sheltered retirement plans, please call Northern Trust for information and the required separate application. To determine whether the benefits of a tax-sheltered retirement plan are available and/or appropriate, a shareholder should consult with a tax adviser.

MISCELLANEOUS

The address of Northern Funds is 207 E. Buffalo Street, Suite 400, Milwaukee, Wisconsin 53202 and the telephone number is 1-800-595-9111. Northern Funds is registered as an open-end management investment company under the 1940 Act, and each of the Funds (other than the California Funds, the Florida Intermediate Tax-Exempt Fund, the Arizona Tax-Exempt Fund and the International Fixed Income
Fund) is classified under that Act as a diversified portfolio.

         When a shareholder moves, the shareholder is responsible for sending written notice to Northern Funds of any new mailing address. Northern Funds and the Transfer Agent may charge a shareholder their reasonable costs in locating a shareholder's current address in accordance with SEC regulations.

         As used in this Prospectus, "Business Day" means, with respect to the non-Money Market Funds, each day Northern Trust and the New York Stock Exchange (the "Exchange) are open, which is Monday through Friday, except for holidays observed by Northern Trust and/or the Exchange. In 1998, these holidays are New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day (July 3rd), Labor Day, Columbus Day, Veterans Day, Thanksgiving and Christmas. "Business Day" means, with respect to the Money Market Funds, each day that Northern Trust is open, which is a Monday through Friday, except for holidays observed by it. In 1998, these holidays are New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving and Christmas. On days when Northern Trust or the Exchange closes early as a result of unusual weather or other conditions, the Funds reserve the right to advance the time on that day by which purchase, redemption and exchange requests must be received. In addition, on any Business Day when The Bond Market Association recommends that the securities markets close or close early, the Funds reserve the right to cease or to advance the deadline for accepting purchase, redemption and exchange orders for same Business Day credit. Purchase, redemption and exchange requests received after the advanced closing time will be effected on the next Business Day. Northern Trust is not required to calculate the net asset value of a Fund on days during which no shares are tendered to a Fund for redemption and no orders to purchase or sell shares are received by a Fund, or on days on which there is an insufficient degree of trading in the Fund's portfolio securities for changes in the value of such securities to affect materially the net asset value per share. Each Fund reserves the right, however, to reject any purchase order and also to defer crediting, sending or wiring redemption proceeds for up to seven days after receiving a redemption order if, in its judgment, an earlier payment would adversely affect such Fund. See "Opening an Account and Purchasing Shares" and "Redeeming and Exchanging Shares" above for more information.

         From time to time, and subject to the applicable law, Northern Funds' distributor may provide promotional incentives to brokers or banks, including Northern Trust, whose representatives have sold or are expected to sell shares of the Funds. At various times, the distributor may implement programs under which an entity's sales force may be eligible to win cash or non-cash awards for sales efforts, and may finance sales contests or recognition programs conforming to criteria established by the distributor. The distributor may also provide marketing services to entities consisting of written informational material relating to sales incentive campaigns conducted by such entities for their representatives.

         Northern Trust is sometimes referred to as "The Northern Trust Bank" in advertisements and other literature.

         The Stock Index Fund and the Small Cap Index Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's or Russell, respectively, nor does Standard & Poor's or Russell guarantee the accuracy and/or completeness of the S&P 500 Index or the Russell Index or any data included therein. Standard & Poor's and Russell make no warranty, express or implied, as to the results to be obtained by the Stock Index Fund or Small Cap Index Fund, respectively, the shareholders of those Funds, any person or any entity from the use of the S&P 500 Index or the Russell Index, or any data included therein. Standard & Poor's and Russell make no express or implied warranties and expressly disclaim all such warranties of merchantability of fitness for a particular purpose for use with respect to the S&P 500 Index or the Russell Index, respectively, or any data included therein.

                     --------------------------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN NORTHERN FUNDS' ADDITIONAL STATEMENT IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY NORTHERN FUNDS OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY NORTHERN FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.